EXHIBIT 10.131


                                 LOAN AGREEMENT

                                     between

                             Puente Hills Mall, LLC

                                   as Borrower

                            The Lenders Party Hereto

                                   as Lenders


                                       and


                          Eurohypo AG, New York Branch

                             as Administrative Agent

                            Date: As of June 3, 2008




                                Puente Hills Mall
                             1600 South Azusa Avenue
                           Industry, California 91748


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                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

ARTICLE 1  CERTAIN DEFINITIONS.................................................1

Section 1.1       Certain Definitions..........................................1
Section 1.2       Types of Loans..............................................28

ARTICLE 2  LOAN TERMS.........................................................28

Section 2.1       The Commitments, Loans and Notes............................28
Section 2.2       Conversions or Continuations of Loans.......................29
Section 2.3       Interest Rate; Late Charge..................................30
Section 2.4       Terms of Payment............................................31
Section 2.5       Extensions of Maturity Date.................................32
Section 2.6       Intentionally Omitted.......................................36
Section 2.7       Cash Management.............................................36
Section 2.8       Payments; Pro Rata Treatment; Etc...........................38
Section 2.9       Yield Protection; Etc.......................................42
Section 2.10      Agency Fee..................................................48

ARTICLE 3  INSURANCE, CONDEMNATION, AND IMPOUNDS..............................48

Section 3.1       Insurance...................................................48
Section 3.2       Use and Application of Net Proceeds.........................53
Section 3.3       Casualty and Condemnation...................................57

ARTICLE 4  RESERVES; COLLATERAL LETTERS OF CREDIT.............................58

Section 4.1       Real Estate Tax and Insurance Reserve Fund..................58
Section 4.2       Ground Rent Reserve Account.................................59
Section 4.3       Intentionally Omitted.......................................60
Section 4.4       Low DSCR Reserve Fund.......................................60
Section 4.5       Intentionally Omitted.......................................62
Section 4.6       Required Repair Reserve Fund................................62
Section 4.7       Reserve Funds and Security Accounts Generally...............63
Section 4.8       Collateral Letters of Credit................................65

ARTICLE 5  ENVIRONMENTAL MATTERS..............................................66

Section 5.1       Certain Definitions.........................................66
Section 5.2       Representations and Warranties on Environmental Matters.....68
Section 5.3       Covenants on Environmental Matters..........................68
Section 5.4       Allocation of Risks and Indemnity...........................69
Section 5.5       No Waiver...................................................70

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ARTICLE 6  LEASING MATTERS....................................................70

Section 6.1       Representations and Warranties on Leases....................70
Section 6.2       Standard Lease Form; Approval Rights........................70
Section 6.3       Covenants...................................................71
Section 6.4       Tenant Estoppels............................................71

ARTICLE 7  REPRESENTATIONS AND WARRANTIES.....................................72

Section 7.1       Organization and Power......................................72
Section 7.2       Validity of Loan Documents..................................72
Section 7.3       Liabilities; Litigation.....................................72
Section 7.4       Taxes and Assessments.......................................73
Section 7.5       Other Agreements; Defaults..................................73
Section 7.6       Compliance with Law.........................................73
Section 7.7       Location of Borrower........................................73
Section 7.8       ERISA.......................................................74
Section 7.9       Margin Stock................................................74
Section 7.10      Tax Filings.................................................74
Section 7.11      Solvency....................................................74
Section 7.12      Full and Accurate Disclosure................................74
Section 7.13      Single Purpose Entity.......................................74
Section 7.14      Management Agreement........................................75
Section 7.15      No Conflicts................................................75
Section 7.16      Title.......................................................75
Section 7.17      Use of Project..............................................75
Section 7.18      Flood Zone..................................................75
Section 7.19      Insurance...................................................76
Section 7.20      Certificate of Occupancy; Licenses..........................76
Section 7.21      Physical Condition..........................................76
Section 7.22      Boundaries..................................................76
Section 7.23      Separate Lots...............................................76
Section 7.24      Reserved....................................................76
Section 7.25      Filing and Recording Taxes..................................76
Section 7.26      Investment Company Act......................................77
Section 7.27      Foreign Assets Control Regulations, Etc.....................77
Section 7.28      Organizational Structure....................................77
Section 7.29      Ground Lease................................................78
Section 7.30      Tenant Improvement Work.....................................79
Section 7.31      Tenant Improvement Allowances...............................79

ARTICLE 8  FINANCIAL REPORTING................................................79

Section 8.1       Financial Statements........................................79
Section 8.2       Accounting Principles.......................................81
Section 8.3       Other Information...........................................81
Section 8.4       Annual Budget...............................................81
Section 8.5       Audits......................................................81


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                                                                        Page No.
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ARTICLE 9  COVENANTS..........................................................81

Section 9.1       Due on Sale and Encumbrance; Transfers of Interests.........81
Section 9.2       Taxes; Charges..............................................82
Section 9.3       Control; Management.........................................83
Section 9.4       Operation; Maintenance; Inspection..........................84
Section 9.5       Taxes on Security...........................................84
Section 9.6       Legal Existence; Name, Etc..................................84
Section 9.7       Affiliate Transactions......................................85
Section 9.8       Limitation on Other Debt....................................85
Section 9.9       Further Assurances..........................................85
Section 9.10      Estoppel Certificates.......................................85
Section 9.11      Notice of Certain Events....................................85
Section 9.12      Indemnification.............................................85
Section 9.13      Payment for Labor and Materials.............................86
Section 9.14      Alterations.................................................86
Section 9.15      Hedge Agreements............................................86
Section 9.16      Certain Financial Covenants.................................89
Section 9.17      Handicapped Access..........................................89
Section 9.18      Zoning......................................................90
Section 9.19      ERISA.......................................................90
Section 9.20      Books and Records; Inspection Rights........................91
Section 9.21      Foreign Assets Control Regulations..........................91
Section 9.22      Litigation Naming Administrative Agent or a Lender..........91
Section 9.23      Ground Lease Covenants......................................91

ARTICLE 10  EVENTS OF DEFAULT.................................................94

Section 10.1      Payments....................................................94
Section 10.2      Insurance...................................................94
Section 10.3      Single Purpose Entity.......................................94
Section 10.4      Taxes.......................................................95
Section 10.5      Sale, Encumbrance, Etc......................................95
Section 10.6      Representations and Warranties..............................95
Section 10.7      Other Encumbrances..........................................95
Section 10.8      Various Covenants...........................................95
Section 10.9      Hedge Arrangements..........................................95
Section 10.10     Financial Covenants.........................................95
Section 10.11     Involuntary Bankruptcy or Other Proceeding..................95
Section 10.12     Voluntary Petitions, Etc....................................96
Section 10.13     Indebtedness................................................96
Section 10.14     Dissolution.................................................96
Section 10.15     Judgments...................................................96
Section 10.16     Security....................................................96
Section 10.17     Guarantor Documents.........................................97


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                                                                        Page No.
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Section 10.18     Security Accounts...........................................97
Section 10.19     Hedge Agreement.............................................97
Section 10.20     Covenants...................................................97
Section 10.21     Ground Lease................................................97

ARTICLE 11  REMEDIES..........................................................97

Section 11.1      Remedies - Insolvency Events................................97
Section 11.2      Remedies - Other Events.....................................98
Section 11.3      Administrative Agent's Right to Perform the Obligations.....98

ARTICLE 12  MISCELLANEOUS.....................................................99

Section 12.1      Notices.....................................................99
Section 12.2      Amendments, Waivers, Etc....................................99
Section 12.3      Limitation on Interest.....................................100
Section 12.4      Invalid Provisions.........................................101
Section 12.5      Reimbursement of Expenses..................................101
Section 12.6      Approvals; Third Parties; Conditions.......................102
Section 12.7      Lenders and Administrative Agent Not in Control;
                  No Partnership.............................................102
Section 12.8      Time of the Essence........................................102
Section 12.9      Successors and Assigns.....................................102
Section 12.10     Renewal, Extension or Rearrangement........................103
Section 12.11     Waivers....................................................103
Section 12.12     Cumulative Rights..........................................103
Section 12.13     Singular and Plural........................................103
Section 12.14     Phrases....................................................103
Section 12.15     Exhibits and Schedules.....................................103
Section 12.16     Titles of Articles, Sections and Subsections...............103
Section 12.17     Promotional Material.......................................104
Section 12.18     Survival...................................................104
Section 12.19     WAIVER OF JURY TRIAL.......................................104
Section 12.20     Remedies of Borrower.......................................104
Section 12.21     Governing Law..............................................105
Section 12.22     Entire Agreement...........................................106
Section 12.23     Counterparts...............................................106
Section 12.24     Assignments and Participations.............................106
Section 12.25     Brokers....................................................109
Section 12.26     Right of Set-off...........................................109
Section 12.27     Limitation on Liability of Administrative Agent's
                  and the Lenders' Officers, Employees, etc..................110
Section 12.28     Cooperation with Syndication...............................110
Section 12.29     Loan Components............................................110

ARTICLE 13  FULL RECOURSE....................................................111

Section 13.1      Full Recourse..............................................111


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                                                                        Page No.
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ARTICLE 14  ADMINISTRATIVE AGENT.............................................111

Section 14.1      Appointment, Powers and Immunities.........................111
Section 14.2      Reliance by Administrative Agent...........................112
Section 14.3      Defaults...................................................113
Section 14.4      Rights as a Lender.........................................116
Section 14.5      Standard of Care; Indemnification..........................116
Section 14.6      Non-Reliance on Administrative Agent and Other Lenders.....116
Section 14.7      Failure to Act.............................................117
Section 14.8      Resignation of Administrative Agent........................117
Section 14.9      Consents under Loan Documents..............................117
Section 14.10     Authorization..............................................118
Section 14.11     Agency Fee.................................................118
Section 14.12     Defaulting Lenders.........................................118
Section 14.13     Liability of Administrative Agent..........................120
Section 14.14     Transfer of Agency Function................................120



                                       v
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                         LIST OF EXHIBITS AND SCHEDULES

EXHIBIT A           -     LEGAL DESCRIPTION OF PROJECT
EXHIBIT B           -     LEGAL DESCRIPTION OF GROUND LEASE PROPERTY
EXHIBIT C           -     FORM OF NOTE
EXHIBIT D           -     FORM OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT E                 FORM OF NOTICE OF CONVERSION/CONTINUATION
EXHIBIT F                 FORM OF HEDGE PLEDGE AGREEMENT
EXHIBIT G                 SAMPLE DSCR CALCULATION
EXHIBIT H                 FORM OF RECYCLED ENTITY CERTIFICATE
EXHIBIT I                 LIST OF PRIOR LOAN DOCUMENTS
EXHIBIT J                 LIST OF APPROVED LEASES AS OF THE CLOSING DATE
EXHIBIT K                 FORM OF CONFIDENTIALITY AGREEMENT
EXHIBIT L                 FORM OF REPLACEMENT CLEARING ACCOUNT AGREEMENT

SCHEDULE 1          -     COMMITMENTS
SCHEDULE 2.1        -     ADVANCE CONDITIONS
SCHEDULE 2.4(1)           WIRE INSTRUCTIONS
SCHEDULE 4.6        -     REQUIRED REPAIRS
SCHEDULE 6.1              EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES ON LEASES
SCHEDULE 6.2              LEASING GUIDELINES
SCHEDULE 7.3              LITIGATION
SCHEDULE 7.28       -     ORGANIZATIONAL CHART
SCHEDULE 7.30             TENANT IMPROVEMENT WORK
SCHEDULE 7.31             TENANT IMPROVEMENT ALLOWANCES
SCHEDULE 12.28            PERMITTED FINANCING TRANSACTIONS

                                 LOAN AGREEMENT

     This Loan Agreement (this "Agreement") is entered into as of June 3, 2008 among PUENTE HILLS MALL, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("Borrower"); each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereof and each lender that becomes a "Lender" after the date hereof pursuant to Section 12.24(2) (individually, a "Lender" and, collectively, the "Lenders"); and EUROHYPO AG, NEW YORK BRANCH, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, "Administrative Agent").


                                    ARTICLE 1

                               CERTAIN DEFINITIONS

     Section 1.1 Certain Definitions. As used herein, the following terms have the meanings indicated:

          (1) "Access Laws" has the meaning assigned in Section 9.17(1).

          (2) "Act" shall have the meaning set forth in the definition of "Single Member Bankruptcy Remote LLC".

          (3) "Additional Cash Collateral Account" has the meaning assigned to such term in the Cash Management Agreement.

          (4) "Additional Costs" has the meaning assigned in Section 2.9(1)(a).

          (5) "Additional Interest" means any and all amounts which may become due and payable by Borrower in accordance with the terms and provisions of any Hedge Agreement provided by Eurohypo or its Affiliates which is secured by the Mortgage in accordance with Section 9.15, which amounts shall be evidenced by and payable pursuant to the Notes in favor of Eurohypo and/or such Affiliate; provided, however, that Additional Interest shall not include any amounts which may become due and payable pursuant to any Hedge Agreement which is not secured by the Mortgage.

          (6) "Adjusted LIBOR Rate" means, for any Interest Period for any LIBOR-based Loan, a rate per annum (rounded upwards to the nearest 1/32 of 1%) equal to the LIBOR Rate for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Interest Period.

          (7) "Advance Date" has the meaning assigned in Section 2.8(6).

          (8) "Advanced Amount" has the meaning assigned in Section 14.12(2).

          (9) "Affiliate" means with respect to any Person, another Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person that owns directly or indirectly securities having 25% or more of the voting power for the election of directors or other governing body of a corporation or 25% or more of the partnership, membership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, no individual shall be an Affiliate solely by reason of his or her being a director, officer, trustee or employee of Borrower.

          (10) "Agency Fee" means the agency fee agreed to by Borrower and Administrative Agent pursuant to the Fee Letter.

          (11) "Agreement" means this Loan Agreement, as amended from time to time.

          (12) "Anti-Terrorism Order" shall mean Executive Order No. 13,224, 66 Fed. Reg. 49,079 (2001), issued by the President of the United States of America (Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism).

          (13) "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the respective signature pages hereof or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and Borrower as the office by which its Loans of such Type are to be made and maintained.

          (14) "Applicable Margin" means (a) for Base Rate Loans, 1.25% per annum; and (b) for LIBOR-based Loans, 2.35% per annum.

          (15) "Appraisal" means an appraisal of the Project prepared by an appraiser satisfactory to Administrative Agent, which appraisal must also
     (a) satisfy the requirements of Title XI of the Federal Institution Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder (including the appraiser with respect thereto) and (b) be otherwise in form and substance reasonably satisfactory to Administrative Agent.

          (16) "Approved Fund" shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

          (17) "Approved Lease(s)" means (a) those existing leases of portions of the Project as of the Closing Date listed on Exhibit J, and (b) each lease of all or any portion of the Project entered into after the Closing Date in accordance with the terms and conditions contained in Section 6.2, as such leases (in the case of both clauses (a) and (b)) may be modified or amended pursuant to the terms of this Agreement.

          (18) "Assignment and Acceptance" means an Assignment and Acceptance, duly executed by the parties thereto, in substantially the form of Exhibit D hereto and consented to by Administrative Agent in accordance with
     Section 12.24(2).

          (19) "Assignment of Rents and Leases" means the Assignment of Rents and Leases, executed by Borrower for the benefit of Administrative Agent (on behalf of the Lenders), and pertaining to leases of space in the Project, as the same may be modified or amended from time to time.

          (20) "Award" shall mean any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of the Project.

          (21) "Bankruptcy Code" shall mean Title 11 of the United States Code, 11 U.S.C. ss.101, et seq., as the same may be amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any other Federal or state bankruptcy or insolvency law.

          (22) "Bankruptcy Party" has the meaning assigned in Section 10.8.

          (23) "Base Rate" means, for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% or (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

          (24) "Base Rate Loans" means Loans that bear interest at rates based upon the Base Rate.

          (25) "Basle Accord" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.


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

          (26) "Bifurcation" has the meaning assigned in Section 12.29.

          (27) "Borrower Party" means any Guarantor, any general partner or member in Borrower, any general partner in any partnership that is a general partner or member in Borrower and any member in any limited liability company that is a general partner or member in Borrower, provided, however, that no "Class B" preferred member in Managing Member shall be deemed to be a Borrower Party solely as a result of its ownership of such "Class B" preferred membership interest in Managing Member.

          (28) "Borrower's Operating Account" means that certain operating account number 0189-236-8205 maintained by Borrower with The Huntington National Bank, Columbus, OH (ABA #044000024), or such other account as Borrower shall designate from time to time in writing to Administrative Agent and Clearing Bank.

          (29) "Business Day" means (a) any day other than a Saturday, a Sunday, or other day on which commercial banks located in New York City are authorized or required by law to remain closed and (b) in connection with a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a LIBOR-based Loan or a notice by Borrower with respect to any such borrowing, payment, prepayment or Conversion, the term "Business Day" shall also exclude a day on which banks are not open for dealings in Dollar deposits in the London interbank market.

          (30) "Cash Management Account" has the meaning assigned to such term in the Cash Management Agreement.

          (31) "Cash Management Agreement" means that certain Cash Management and Security Agreement to be executed, dated and delivered by Borrower, Administrative Agent (on behalf of the Lenders) and the Depository Bank on the Closing Date, as the same may be modified, amended and/or supplemented and in effect from time to time, and any replacement Cash Management Agreement entered into with any future Depository Bank in accordance with the terms of this Agreement and the other Loan Documents, as the same may be modified, amended and/or supplemented and in effect from time to time.

          (32) "Casualty" has the meaning specified in Section 3.3 hereof.

          (33) "Casualty Consultant" has the meaning assigned to such term in
     Section 3.2(2)(c).

          (34) "Casualty Retainage" has the meaning assigned to such term in
     Section 3.2(2)(d).


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

          (35) "Casualty/Taking Account" has the meaning assigned to such term in the Cash Management Agreement.

          (36) "Change of Control" shall mean (a) any event, including, without limitation, the sale, transfer or issuance, in one or more transactions, of any direct or indirect beneficial ownership interests in Borrower which results in (i) Managing Member failing to be the sole member of Borrower or failing to have the responsibility for managing and administering the day-to-day business and affairs of Borrower, (ii) OG Retail Holding Co., LLC, a Delaware limited liability company, failing to be the managing member of Managing Member or failing to have the responsibility for managing and administering the day-to-day business and affairs of Managing Member, (iii) Sponsor failing to be the administering member of OG Retail Holding Co., LLC or failing to have the responsibility for managing and administering the day-to-day business and affairs of OG Retail Holding Co., LLC, or (iv) Glimcher Properties Corporation, a Delaware corporation, failing to be the sole general partner of Sponsor or failing to have the responsibility for managing and administering the day-to-day business and affairs of Sponsor, or (b) Sponsor no longer directly or indirectly (i) owns at least 52% of the ownership interests in, and rights to distributions from, Borrower, or (ii) has responsibility for managing and administering the day-to-day business and affairs of the Borrower, or (c) in any other respects, any Person other than Sponsor directly or indirectly Controls Borrower. As used in this definition, "Control" of one Person (the "controlled Person") by another Person (the "controlling Person") shall mean the possession, directly or indirectly, by the controlling Person of the power or ability to direct or cause the direction of the management or policies of the controlled Person, whether through the ability to exercise voting power, by contract or otherwise ("Controlled" and "Controlling" each have the meanings correlative thereto).

          (37) "Clearing Account" has the meaning assigned to such term in the Cash Management Agreement.

          (38) "Clearing Account Agreement" means that certain Deposit Account Control Agreement among Borrower, Administrative Agent and the Clearing Bank pertaining to the Clearing Account, as the same may be modified, amended and/or supplemented and in effect from time to time, and any replacement Clearing Account Agreement entered into with any future Clearing Bank in accordance with the terms of this Agreement and the other Loan Documents, as the same may be modified, amended and/or supplemented and in effect from time to time.

          (39) "Clearing Account Sweep Notice" means a Notice (as defined in the Clearing Account Agreement in effect as of the Closing Date) and any other notice from Administrative Agent to any Clearing Bank instructing such Clearing Bank to sweep funds from the Clearing Account to the Cash Management Account instead of to the Borrower's Operating Account, such Clearing Account Sweep Notice to be given in accordance with this Agreement and the other Loan Documents.


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

          (40) "Clearing Bank" has the meaning assigned to such term in the Cash Management Agreement.

          (41) "Closing Date" means the date of this Agreement.

          (42) "Collateral Letter of Credit" means a clean, irrevocable and unconditional standby letter of credit that is (1) (a) issued in favor of Administrative Agent (on behalf of the Lenders) in the amount of any cash required pursuant to the terms of this Agreement or any other Loan Document it is being substituted for, (b) issued by an issuer having a paying office in the City of New York and having a rating with respect thereto of "AA" or better by S&P (or any equivalent rating from Moody's) or such other issuer as shall be approved by Administrative Agent in its sole and absolute discretion, (c) drawable, in whole or in part from time to time, by Administrative Agent upon the presentment to the issuer of a clean sight-draft demanding such payment, (d) either (I) an "evergreen" letter of credit that initially has an expiration date of at least one (1) year from the date of deposit and is automatically renewed from year to year or one which does not expire until at least thirty (30) Business Days after the Maturity Date, or (II) a letter of credit that initially has an expiration date of at least one (1) year from the date of deposit and pursuant to which Administrative Agent shall have the right to draw upon same within thirty (30) days prior to the expiration date of such letter of credit and each renewal and extension thereof unless, at least thirty (30) days prior to such expiration date of such letter of credit and each renewal and extension thereof, Borrower shall have furnished a replacement, extension or renewal Collateral Letter of Credit, (e) freely assignable by Administrative Agent at no cost and expense, and (f) otherwise reasonably satisfactory to Administrative Agent or (2) subject to clause (b) above, otherwise in form and substance reasonably satisfactory to Administrative Agent.

          (43) "Commitment" means, as to each Lender, the obligation of such Lender to make a Loan in a principal amount up to but not exceeding the amount set opposite the name of such Lender on Schedule 1 under the caption "Commitment" or, in the case of a Person that becomes a Lender pursuant to an assignment permitted under Section 12.24(2), as specified in the respective instrument of assignment pursuant to which such assignment is effected. The original aggregate principal amount of the Commitments is $90,000,000.00.

          (44) "Commitment Letter" means the commitment letter dated as of April 14, 2008 and executed by Borrower as of April 15, 2008 pursuant to which Eurohypo agreed to make and arrange the Loans to Borrower upon the terms and conditions contained therein.


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

          (45) "Condemnation" shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of the Project, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting the Project or any part thereof.

          (46) "Condemnation Proceeds" has the meaning assigned to such term in
     Section 3.2(2).

          (47) "Continue" "Continuation" and "Continued" refer to the continuation pursuant to Section 2.2 of (a) a LIBOR-based Loan from one Interest Period to the next Interest Period or (b) a Base Rate Loan at the Base Rate.

          (48) "Convert" "Conversion" and "Converted" refer to a conversion pursuant to the terms of this Agreement of one Type of Loans into another Type of Loans, which may be accompanied by the transfer by a Lender (at its sole and absolute discretion) of a Loan from one Applicable Lending Office to another.

          (49) "Debt" means, for any Person, without duplication: (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under the credit facility,
     (c) all amounts required to be paid by such Person as a guaranteed payment to partners, members (or other equity holders) or a preferred or special dividend, including any mandatory redemption of shares or interests, (d) all indebtedness guaranteed by such Person, directly or indirectly, (e) all obligations under leases that constitute capital leases for which such Person is liable, and (f) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

          (50) "Debt Service" means, as of any date of determination, an amount calculated on an annualized basis equal to the constant monthly payment of principal plus interest required to fully amortize, over a term of thirty
     (30) years commencing as of the date of such calculation, a loan in an amount equal to the then outstanding principal amount of principal which can be outstanding under the Notes, assuming such amount were to bear interest at a rate equal to the greatest of (a) a rate determined by Administrative Agent as of the date of such calculation equivalent to the yield, calculated by linear interpolation (rounded upwards to the next 1/32 of 1%), on United States Treasury obligations having maturities as close as possible to ten (10) years from the date of such calculation, plus 250 basis points, (b) the actual interest rate on the Loans, provided that if there is more than one Interest Period, and/or any outstanding Base Rate

     Loans, at such time, the rate shall be (1) the highest LIBOR Rate on any Loans at such time plus the Applicable Margin, or (2) if there are outstanding Base Rate Loans, the Base Rate plus the Applicable Margin, if such aggregate amount is higher than the aggregate amount set forth in clause (1) above, in either case on the date of computation, and (c) seven percent (7.0%) per annum. Such calculations shall take into account the benefit of any Hedge Agreements in effect during the most recently ended period in question and shall result in an imputed amount, rather than the actual payments by Borrower of principal and interest on the outstanding principal amount during such period. All of such calculations shall be subject to the reasonable approval of Administrative Agent.

          (51) "Debt Service Account" has the meaning assigned to such term in the Cash Management Agreement.

          (52) "Debt Service Coverage Ratio" means, for the period of time for which calculation is being made, the ratio of (a) Net Operating Income for the most recently ended 12-month period as of the date of determination to
     (b) Debt Service as of the date of determination. The Debt Service Coverage Ratio shall be calculated based the Operating Revenues and Operating Expenses for the applicable 12-month period, as reasonably determined by Administrative Agent based upon the most recent quarterly reports required to have been submitted by Borrower under Section 8.1 (or, if no such reports have been so submitted, such other information as Administrative Agent shall determine in its sole and absolute discretion), which determination shall be conclusive in the absence of manifest error. By way of example, attached as Exhibit G is a sample financial statement reflecting Borrower's calculation of the Debt Service Coverage Ratio as of the Closing Date.

          (53) "Default Rate" means a rate per annum equal to 5% plus the Base Rate as in effect from time to time plus the Applicable Margin for Base Rate Loans, provided that, with respect to principal of a LIBOR-based Loan, the "Default Rate" shall be the greater of (a) 5% plus the interest rate for such Loan as provided in Section 2.3 and (b) the rate provided for above in this definition; provided, however, that in no event shall the Default Rate exceed the maximum rate allowed by applicable law.

          (54) "Defaulting Lender" has the meaning assigned in Section 14.12(1).

          (55) "Depository Bank" means LaSalle Bank National Association, or any successor financial institution appointed by Administrative Agent pursuant hereto or pursuant to the Cash Management Agreement.

          (56) "Dollars" and "$" means lawful money of the United States of America.

          (57) "Election" has the meaning assigned in Section 9.23(8).

          (58) "Eligible Assignee" means any of (i) a commercial bank organized under the Laws of the United States, or any state thereof, and having (x) total assets in excess of $1,000,000,000 and (y) a combined capital and surplus of at least $250,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization of Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having (x) total assets in excess of $1,000,000,000 and (y) a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of OECD; (iii) a life insurance company organized under the Laws of any state of the United States, or organized under the Laws of any country and licensed as a life insurer by any state within the United States and having admitted assets of at least $1,000,000,000; (iv) a nationally recognized investment banking company or other financial institution in the business of making loans, or an Affiliate thereof (other than any Person which is directly or indirectly a Borrower Party or directly or indirectly an Affiliate of any Borrower Party) organized under the Laws of any state of the United States, and licensed or qualified to conduct such business under the Laws of any such state and having (1) total assets of at least $1,000,000,000 and (2) a net worth of at least $250,000,000; (v) an Approved Fund; or (vi) or a Related Entity of Eurohypo.

          (59) "Environmental Claim" has the meaning assigned in Article 5.

          (60) "Environmental Indemnity" means that certain Environmental Indemnity Agreement by Borrower and Guarantor in favor of Administrative Agent and each of the Lenders, to be executed, dated and delivered to Administrative Agent (on behalf of the Lenders) on the Closing Date, as the same may be modified, amended and/or supplemented and in effect from time to time.

          (61) "Environmental Laws" has the meaning assigned in Article 5.

          (62) "Environmental Liens" has the meaning assigned in Article 5.

          (63) "Environmental Loss" has the meaning assigned in Article 5.

          (64) "Eurohypo" means Eurohypo AG, New York Branch.

          (65) "Eurohypo Counterparty" means Eurohypo and or any of its Related Entities.

          (66) "Event of Default" has the meaning assigned in Article 10.

          (67) "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average (rounded, if necessary, upwards to the nearest 1/100 of 1%) of the rate quotations received by Administrative Agent on such Business Day on such transactions from three federal funds brokers of recognized standing selected by Administrative Agent.

          (68) "Fee Letter" means the letter agreement, dated the date hereof, between Borrower and Administrative Agent with respect to certain fees payable by Borrower in connection with the Loans, as the same may be modified or amended from time to time.

          (69) "First Extension Period" has the meaning assigned to such term in
     Section 2.5(1).

          (70) "First Extension Notice" has the meaning assigned to such term in
     Section 2.5(1).

          (71) "Flex Letter" means that certain letter agreement dated as of the date hereof between Administrative Agent and Borrower regarding the prospective syndication of the Loans to additional lenders.

          (72) "Flood Insurance Acts" has the meaning assigned to such term in
     Section 3.1(1)(g).

          (73) "Flood Insurance Policies"(a)listed in the Annex to, or otherwise subject to the provisions of, the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the "Executive Order");

          (74) "Form W 8BEN" has the meaning assigned to such term in Section 2.9(6)(a).

          (75) "Form W 8ECI" has the meaning assigned to such term in Section 2.9(6)(a).

          (76) "Governmental Authority" means any governmental department, commission, board, bureau, agency, regulatory authority, instrumentality, judicial or administrative body, federal, state or local, or foreign having jurisdiction over the matter or matters in question.

          (77) "Ground Lease" means that certain GROUND LEASE dated September 23, 1969, by and between Jeanne Marie Erramouspe, individually, and as attorney in fact for Emilie E. Wilfert, Charlotte E. Torrance and Bette Marcellin; Emilie E. Wilfert, trustee for George E. Wilfert, III and Gary
     S. Wilfert; Charlotte E. Torrance, trustee for J. Michele Torrance and

     Thomas J. Torrance; and Bette Marcellin, trustee for Richard J. Marcellin and Colette A Marcellin (collectively "Original Lessor") and Ernest W. Hahn, Inc., a California corporation as lessee ("Original Lessee"), for the ground lease of the Ground Lease Property; as amended by: ASSIGNMENT OF LEASE dated December 22, 1972, by and between Ernest W. Hahn, Inc., as assignor, and Hahn-Puente Associates, a limited partnership in which Ernest
     W. Hahn, Inc. is the general partner, as assignee; ADDENDUM NO. 1 TO GROUND LEASE DATED SEPTEMBER 23, 1969 dated December 22, 1972, between Original Lessor and Hahn-Puente Associates, a limited partnership in which Ernest W. Hahn, Inc. is the general partner, Broadway-Hale Stores, Inc., a California corporation, Sears, Roebuck and Co., a New York corporation, J. C. Penny Properties, Inc., a Delaware corporation, and Adcor Realty Corporation, a New York corporation; CONSTRUCTION, OPERATION, AND RECIPROCAL EASEMENT AGREEMENT dated December 22, 1972, by and between Hahn-Puente Associates, Broadway-Hale Stores, Inc., Sears, Roebuck and Co., J. C. Penny Properties, Inc., and Adcor Realty Corporation; SUBORDINATION AGREEMENT dated December 22, 1972, by Original Lessor; ASSIGNMENT OF LEASE dated March 13, 1974, between Hahn-Puente Associates, as assignor, and The National Life and Accident Insurance Company, a Tennessee corporation, as assignee; ASSIGNMENT AND ASSUMPTION OF ERRAMOUSPE LEASE dated December 20, 1990, by and between American General Life and Accident Insurance Company, a Tennessee corporation (as successor-in-interest to The National Life and Accident Insurance Company), as assignor, and RT-H Corporation of California, a California corporation, as assignee; DEED AND ASSIGNMENT dated December 20, 1991, between RT-H Corporation of California, a California corporation, as grantor/assignor, and Hahn-Puente Associates, as grantee/assignee; GROUND LEASE ASSIGNMENT dated August 5, 1996, by and between Hahn-Puente Associates, as assignor, and Kent Properties, Inc., a California corporation, as assignee; GROUND LEASE ASSIGNMENT dated October 21, 1996, by and between Kent Properties, Inc., as assignor, and Krausz Capistrano Partners, a California general partnership, as assignee; GROUND LEASE ASSIGNMENT dated October 21, 1996, by and between Krausz Capistrano Partners, as assignor, and Krausz Puente LLC, a California limited liability company, as assignee.

          (78) "Ground Lease Property" means the real property described in Exhibit B attached hereto, which property is subject to the Ground Lease and constitutes a portion of the Project.

          (79) "Ground Rent Reserve Account" has the meaning assigned to such term in the Cash Management Agreement.

          (80) "Ground Rent Reserve Fund" has the meaning assigned to such term in Section 4.2.

          (81) "Guarantors" means the Persons, if any, executing a Guaranty, including Sponsor.

          (82) "Guaranty" means the instruments of guaranty, if any, now or hereafter in effect from a Guarantor to Administrative Agent (on behalf of the Lenders).

          (83) "Hazardous Materials" has the meaning assigned in Article 5.

          (84) "Hedge Agreement" means any swap/cap agreement between Borrower and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies, as the same may be modified, amended and/or supplemented and in effect from time to time in accordance with Section 9.15; provided, however, that any such agreement may only be secured by the Liens and Security Documents securing the Loans, if, and only if, the protection is provided by one or more Eurohypo Counterparties and otherwise complies with
     Section 9.15.

          (85) "Hedge Agreement Pledge" means that certain Assignment, Pledge and Security Agreement substantially in the form of Exhibit F attached hereto, to be executed, dated and delivered by Borrower to Administrative Agent (on behalf of the Lenders) on the Closing Date and at any other time Borrower elects or is required to enter into an Hedge Agreement, covering Borrower's right, title and interest in and to any such Hedge Agreement, as the same may be modified, amended and/or supplemented and in effect from time to time.

          (86) "Improvements" has the meaning assigned in the Mortgage.

          (87) "Indebtedness" has the meaning assigned in the Mortgage.

          (88) "Independent Director" means (a) in the case of a Single Member Bankruptcy Remote LLC: a natural person selected by Borrower and reasonably satisfactory to Administrative Agent who shall not have been at the time of such individual's appointment as an Independent Director of the Single Member Bankruptcy Remote LLC, does not thereafter become while serving as an Independent Director (except pursuant to an express provision in the Single Member Bankruptcy Remote LLC's limited liability company agreement providing for the Independent Director to become a Special Member (defined below) upon the sole member of such Single Member Bankruptcy Remote LLC ceasing to be a member in such Single Member Bankruptcy Remote LLC) and shall not have been at any time during the preceding five years (i) a shareholder/partner/member of, or an officer or employee of, Borrower or any of its shareholders, subsidiaries or Affiliates, (ii) a director or member (other than as an Independent Director) of Borrower or any shareholder, subsidiary or Affiliate of Borrower, (iii) a customer of, or supplier to, Borrower or any of its shareholders, subsidiaries or Affiliates, (iv) a Person who Controls any such shareholder, supplier or customer, or (v) a member of the immediate family of any such shareholder/ director/partner/member, officer, employee, supplier or customer or of any director of Borrower (other than as an Independent Director); and (b) in the case of a corporation, an individual selected by Borrower and reasonably satisfactory to Administrative Agent who shall not have been at the time of such individual's appointment as a director, does not thereafter become while serving as an Independent Director and shall not have been at any time during the preceding five years (i) a shareholder/partner/member of, or an officer, employee, consultant, agent or advisor of, Borrower or any of its shareholders, subsidiaries, members or Affiliates, (ii) a director of any shareholder, subsidiary, member, or Affiliate of Borrower other than Borrower's general partner or managing member, (iii) a customer of, or supplier to, Borrower or any of its shareholders, subsidiaries or Affiliates, (iv) a Person who Controls any such shareholder, supplier or customer, or (v) a member of the immediate family (including a grandchild or sibling) of any such shareholder/director/partner/member, officer, employee, supplier or customer or of any other director of Borrower's general partner or managing member. A natural person who satisfies the foregoing definition other than subparagraph (a)(iii) or (b)(iii) above shall not be disqualified from serving as an Independent Director of an entity if such individual is an Independent Director provided by a nationally-recognized company that provides professional independent directors, members or managers (a "Professional Independent Director") and other corporate services in the ordinary course of its business. A natural person who otherwise satisfies the foregoing definition other than subparagraph (a)(ii) or (b)(ii) above by reason of being the independent director, member or manager of a "special purpose entity" affiliated with the Borrower shall not be disqualified from serving as an Independent Director of the Borrower if such individual is either (x) a Professional Independent Director and (y) the fees that such individual earns from serving as independent manager or independent member of affiliates of the Borrower in any given year constitute in the aggregate less than five percent (5%) of such individual's annual income for that year. Notwithstanding the immediately preceding sentence, an Independent Director may not simultaneously serve as Independent Director of the Borrower and independent manager, member or director of a special purpose entity that owns a direct or indirect equity interest in the Borrower or a direct or indirect interest in any co-borrower with the Borrower. For purposes of this paragraph, a "special purpose entity" is an entity, whose organizational documents contain restrictions on its activities and impose requirements intended to preserve such entity's separateness that are substantially similar to the provisions of the definition of "Single Purpose Entity".

          (89) "Insurance Premiums" has the meaning assigned to such term in
     Section 3.1(2).

          (90) "Interest Period" means, with respect to any LIBOR-based Loan, each period commencing on the date such LIBOR-based Loan is made or Converted from a Base Rate Loan or (in the event of a Continuation) the last day of the immediately preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third, sixth or (to the extent twelve month LIBOR contracts are available from, and can be reasonably provided by, all Lenders) twelfth, calendar month thereafter, as Borrower may select as provided in Section 2.8(5); provided that (i) each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the immediately preceding Business Day); (iii) no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR-based Loan would otherwise be a shorter period, such Loan shall bear interest at the Base Rate plus the Applicable Margin for Base Rate Loans;
     (iv) in no event shall any Interest Period extend beyond the Maturity Date; and (v) there may be no more than three (3) separate Interest Periods in respect of LIBOR-based Loans outstanding from each Lender at any one time. The first Interest Period shall be the Stub Interest Period.

          (91) "Interest Rate Hedge Period" has the meaning assigned to such term in Section 9.15.

          (92) "LIBOR Rate" means, for any Interest Period for any LIBOR-based Loan, the rate per annum appearing on Reuters Screen (LIBOR01 (formerly operated as Page 3750 of the Dow Jones Market Service (Telerate)) (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as reasonably determined by Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m. London time on the date two
     (2) Business Days prior to the first day of such Interest Period as the rate for the offering of Dollar deposits having a term comparable to such Interest Period, provided that if such rate does not appear on such page, or if such page shall cease to be publicly available, or if the information contained on such page, in the reasonable judgment of Administrative Agent shall cease accurately to reflect the rate offered by leading banks in the London interbank market as reported by any publicly available source of similar market data selected by Administrative Agent, the LIBOR Rate for such Interest Period shall be determined from quotations received by Administrative Agent from three banks of recognized standing in the London interbank market selected by Administrative Agent.

          (93) "LIBOR-based Loans" means Loans that bear interest at rates based on rates referred to in the definition of "LIBOR Rate".

          (94) "Licenses" has the meaning assigned in Section 7.20.

          (95) "Lien" means any interest, or claim thereof, in the Project securing an obligation owed to, or a claim by, any Person other than the owner of the Project, whether such interest is based on common law, statute or contract, including the lien or security interest arising from a deed of trust, mortgage, assignment, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting the Project.

          (96) "Loans" means the loans to be made by the Lenders to Borrower under this Agreement and all other amounts evidenced or secured by the Loan Documents.

          (97) "Loan to Value Ratio" means, as of the date of determination, the percentage obtained by dividing (a) the aggregate amount of the principal then due under the Notes by (ii) the "as-is" value of the Project as provided in an Appraisal.

          (98) "Loan Documents" means: (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) any letter of credit provided to Administrative Agent in connection with the Loan, (e) the Mortgage, (f) the Assignment of Rents and Leases, (g) the Subordination of Management Agreement, (h) the Environmental Indemnity, (i) Hedge Agreement Pledge, (j) the Cash Management Agreement, (k) Uniform Commercial Code financing statements, (l) such assignments of management agreements, contracts and other rights as may be required under the Commitment or otherwise requested by Administrative Agent, (m) the Flex Letter, (n) all other documents evidencing, securing or governing the Loans, and (o) all amendments, modifications, renewals, substitutions and replacements of any of the foregoing.

          (99) "Loan Transactions" has the meaning assigned to such term in
     Section 2.8(4).

          (100) "Low DSCR Account" has the meaning assigned to such term in the Cash Management Agreement.

          (101) "Low DSCR Cure Delivery" has the meaning assigned to such term in Section 4.4(2).

          (102) "Low DSCR Cure Prepayment" has the meaning assigned to such term in Section 4.4(2).

          (103) "Low DSCR Release Event" means, at any time after the occurrence of a Low DSCR Trigger Event, that either (a) Borrower has made a Low DSCR Cure Prepayment with respect to the applicable Low DSCR Trigger Event in accordance with Section 4.4, (b) Borrower has delivered a Low DSCR Cure Delivery with respect to the applicable Low DSCR Trigger Event in accordance with Section 4.4, or (c) the Debt Service Coverage Ratio, as determined as of the end of each calendar quarter, shall be at or above 1.45:1.00 for at least two (2) consecutive calendar quarters.

          (104) "Low DSCR Reserve Fund" has the meaning assigned to such term in
     Section 4.4(1).

          (105) "Low DSCR Trigger Event" means, at any time prior to the Maturity Date, that the Debt Service Coverage Ratio measured as of the end of any calendar quarter is less than 1.40:1.00.

          (106) "Low DSCR Trigger Period" means the period of time after a Low DSCR Trigger Event until the occurrence of a Low DSCR Release Event.

          (107) "Majority Lenders" means Lenders holding at least sixty-six and two-thirds percent (66 2/3%) of the aggregate outstanding principal amount of the Loans or, if the Loans shall not have been made, at least sixty-six and two-thirds percent (66 2/3%) of the Commitments.

          (108) "Major Lease" shall mean any lease that, when combined with all other leases of space in the Project to the same tenant, (a) accounts for ten percent (10%) or more of the total gross rental revenue of the Project and/or (b) demises 15,000 rentable square feet or more.

          (109) "Management Agreement" means that certain Property Management Agreement dated as of December 29, 2005 between Manager and Borrower with respect to the management of the Project by the Manager, together with any management agreements entered into with future Managers in accordance with the terms of this Agreement.

          (110) "Manager" means, individually and collectively, as the context requires, such determination to be made by Administrative Agent in its sole good faith discretion, Glimcher Development Corporation, a Delaware corporation, and Glimcher Properties Limited Partnership, a Delaware limited partnership, which is initially the manager of the Project under the Management Agreement, together with any successor property managers appointed for the Project in accordance with the terms of this Agreement.

          (111) "Managing Member" means Puente Hills Mall REIT, LLC, a Delaware limited liability company, as managing member under the organizational documents of Borrower.

          (112) "Material Action" means any action to consolidate or merge the Borrower with or into any Person, or sell all or substantially all of the assets of the Borrower, or to institute proceedings to have the Borrower be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Borrower or file a petition seeking, or consent to, reorganization or relief with respect to the Borrower under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Borrower or a substantial part of its property, or make any assignment for the benefit of creditors of the Borrower, or admit in writing the Borrower's inability to pay its debts generally as they become due, or take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve or liquidate the Borrower.

          (113) "Material Adverse Effect" means a material adverse effect, as reasonably determined by Administrative Agent, on (a) the Project or the business, operations, financial condition, prospects, liabilities or capitalization of Borrower, (b) the ability of Borrower to perform its obligations under any of the Loan Documents to which it is a party, including the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith, (c) the ability of the Guarantor or any Borrower Party to perform its obligations under any of the Loan Documents to which it is a party, (d) the validity or enforceability of any of the Loan Documents or (e) the rights and remedies of the Lenders and Administrative Agent under any of the Loan Documents.

          (114) "Maturity Date" means the earlier of (a) June 1, 2010, as such date may be extended by the First Extension Period, and, if so extended, as such date may be further extended by the Second Extension Period, or (b) any earlier date on which all of the Loans are required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents.

          (115) "Monthly Amortization Payment Amount" means the amount that would be required to fully amortize, over a term of thirty (30) years commencing as of the date of the first day of the First Extension Term, a loan in an amount equal to the then outstanding principal amount outstanding under the Notes as of the first day of the First Extension Term, assuming such amount were to bear interest at a rate equal to the greatest of (a) a rate determined by Administrative Agent as of the first day of the First Extension Term equivalent to the yield, calculated by linear interpolation (rounded upwards to the next 1/32 of 1%), on United States Treasury obligations having maturities as close as possible to ten
     (10) years from the first day of the First Extension Term, plus 250 basis points, (b) the actual interest rate on the Loans, provided that if there is more than one Interest Period, and/or any outstanding Base Rate Loans, at such time, the rate shall be (1) the highest LIBOR Rate on any Loans at such time plus the Applicable Margin, or (2) if there are outstanding Base Rate Loans, the Base Rate plus the Applicable Margin, if such aggregate amount is higher than the aggregate amount set forth in clause (1) above, in either case on the first day of the First Extension Term, and (c) seven percent (7.0%) per annum. All of such calculations shall be subject to the reasonable approval of Administrative Agent.

          (116) "Moody's" shall mean Moody's Investors Service, Inc. and any successor thereto.

          (117) "Mortgage" means the Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, executed by Borrower in favor of Administrative Agent (on behalf of the Lenders), covering the Project and any amendments, modifications, renewals, substitutions, consolidations, severances and replacements thereof.

          (118) "Net Operating Income" means the amount by which Operating Revenues exceed Operating Expenses.

          (119) "Net Proceeds" has the meaning assigned to such term in Section 3.2(2).

          (120) "Net Proceeds Deficiency" has the meaning assigned to such term in Section 3.2(2)(f).

          (121) "Notes" means the promissory notes of even date herewith as provided for in Section 2.1(4) and all promissory notes delivered in substitution or exchange therefor, in each case as the same may be consolidated, replaced, severed, modified, amended or extended from time to time.

          (122) "Operating Expenses" means all reasonable and necessary expenses of operating the Project in the ordinary course of business which are paid in cash by Borrower and which are directly associated with and fairly allocable to the Project for the applicable period, including (a) annualized ad valorem real estate taxes and assessments and insurance premiums, (b) capital expenses at an imputed annual rate of $0.20 per square foot of the floor area of the improvements at the Project, and (c) management fees in an amount equal to the greater of (i) the management fees actually paid during the applicable period and (ii) three and one-half percent (3.5%) of annualized Operating Revenues. Operating Expenses shall not include federal, state or local income taxes or legal and other professional fees unrelated to the operation of the Project and shall not include Debt Service.

          (123) "Operating Revenues" means all cash rental receipts of Borrower from operation of the Project during the applicable period, determined in accordance with GAAP, but without taking into account straight-lining of rents and extraordinary revenues and specifically excluding (a) security deposits and earnest money deposits until they are forfeited by the depositor, (b) advance rentals until they are earned, (c) any lease termination or buy-out payment made by any tenant in connection with any surrender, cancellation or termination of its lease, and (d) proceeds from a sale or other disposition. For purposes of calculating Debt Service Coverage Ratio, Operating Revenues shall not include payments received from any tenant (i) who is the subject of any bankruptcy or other insolvency proceeding, or (ii) who is in material default for 30 days or more under its lease. For purposes of calculating Debt Service Coverage Ratio, Operating Revenues (i) shall be adjusted to reflect a deemed vacancy rate equal to the greater of (A) the actual vacancy rate, or (B) 5%.

          (124) "Participant" has the meaning assigned in Section 12.24(3).

          (125) "Payment Date" means the first Business Day of each calendar month.

          (126) "Payor" has the meaning assigned in Section 2.8(6).

          (127) "Permitted Encumbrances" has the meaning set forth in the Mortgage.

          (128) "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity.

          (129) "Policy" shall have the meaning assigned in Section 3.1(2).

          (130) "Potential Default" means the occurrence of any event or condition which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

          (131) "Prime Rate" means the rate of interest from time to time announced by Eurohypo at its principal office in New York City as its prime commercial lending rate, it being understood that such prime commercial rate is a reference rate and does not necessarily represent the lowest or best rate being charged by Eurohypo to any customer.

          (132) "Prior Loan" means that certain indebtedness in an original principal amount equal to approximately $92,000,000 together with all other indebtedness, obligations and liabilities under the Prior Loan Documents.

          (133) "Prior Loan Documents" means those documents listed on Exhibit
     I.

          (134) "Professional Independent Director" shall have the meaning set forth in the definition of "Independent Director".

          (135) "Prohibited Person" shall mean any Person:

     (a) listed in the Annex to, or otherwise subject to the provisions of, the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the "Executive Order");

     (b) that is owned or controlled by, or acting for or on behalf of, any person or entity that is listed to the Annex to, or is otherwise subject to the provisions of, the Executive Order;

     (c) with whom any Lender is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order;

     (d) who is known to Borrower to commit, threaten or conspire to commit or support "terrorism", as defined in the Executive Order;

     (e) that is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov.ofac/t11sdn.pdf or at any replacement website or other replacement official publication of such list; or

     (f) who is known to Borrower to be an Affiliate of or affiliated with a Person listed above.

          (136) "Project" means that certain property commonly known as Puente Hills Mall, 1600 South Azusa Avenue, Industry, California, located on the real property described in Exhibit A, and all related facilities, amenities, fixtures, and personal property owned by Borrower and any improvements now or hereafter located thereon.

          (137) "Proposed Lender" has the meaning assigned in Section 2.9(7).

          (138) "Qualified Insurer" has the meaning assigned to such term in
     Section 3.1(2).

          (139) "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System of the United States of America (or any successor), as the same may be modified and supplemented and in effect from time to time.

          (140) "Regulatory Change" means, with respect to any Lender, any change after the date hereof in Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          (141) "Related Entity" means, as to any Person, (a) any Affiliate of such Person; (b) any other Person into which, or with which, such Person is merged, consolidated or reorganized, or which is otherwise a successor to such Person by operation of law, or which acquires all or substantially all of the assets of such Person; (c) any other Person which is a successor to the business operations of such Person and engages in substantially the same activities; or (d) any Affiliate of the Persons described in clauses
     (b) and (c) of this definition.

          (142) "Requesting Lender" has the meaning assigned in Section 2.9(7).

          (143) "Required Payment" has the meaning assigned in Section 2.8(6).

          (144) "Required Repairs" has the meaning assigned to such term in
     Section 4.6(1).

          (145) "Required Repair Reserve Fund" has the meaning assigned to such term in Section 4.6(1).

          (146) "Reserve Account Collateral" has the meaning assigned to such term in Section 4.7(1).

          (147) "Reserve Funds" means, collectively, the Tax and Insurance Reserve Fund, the Ground Rent Reserve Fund, the Low DSCR Reserve Fund and the Required Repair Reserve Fund.

          (148) "Reserve Requirement" means, for any Interest Period for any LIBOR-based Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the LIBOR Rate for any Interest Period for any LIBOR-based Loans is to be determined as provided in the definition of "LIBOR Rate" or (ii) any category of extensions of credit or other assets that includes LIBOR-based Loans.

          (149) "Restoration" shall mean the repair and restoration of the Project after a Casualty or Condemnation as nearly as possible to the condition the Project was in immediately prior to such Casualty or Condemnation, with such alterations as may be reasonably approved by Administrative Agent, provided that Administrative Agent's approval shall not be required for any such alterations required by applicable law so long as Borrower provides Administrative Agent with notice of such alterations together with a certification from Borrower that such alterations are required by applicable law.

          (150) "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

          (151) "Second Extension Period" has the meaning assigned to such term in Section 2.5(2).

          (152) "Second Extension Notice" has the meaning assigned to such term in Section 2.5(2).

          (153) "Security Accounts" means, collectively, the Tax and Insurance Reserve Account, the Ground Rent Reserve Account, the Casualty/Taking Account, the Required Repair Reserve Account, the Additional Cash Collateral Account, the Cash Management Account, the Low DSCR Account, the Debt Service Account and the Reserve Funds.

          (154) "Security Documents" means collectively, the Mortgage, the Hedge Agreement Pledge, the Clearing Account Agreement, the Cash Management Agreement and all Uniform Commercial Code financing statements required by this Agreement, the Mortgage, the Hedge Agreement Pledge, the Clearing Account Agreement or the Cash Management Agreement to be filed with respect to the applicable security interests.

          (155) "Single Member Bankruptcy Remote LLC' means a limited liability company organized under the laws of the State of Delaware which at all times since its formation and at all times thereafter: (a) complies with the following clauses of the definition of Single Purpose Entity below -
     (b)(i)(A), (b)(ii)(A), (b)(iii), (b)(iv), (b)(ix), (b)(x), (b)(xi) and
     (b)(xiii) through (b)(xxxii); (b) has maintained and will maintain its accounts, books and records separate from any other person; (c) has and will have an operating agreement which provides that the business and affairs of Borrower shall be managed by its sole member (the "Sole Member"), and at all times there shall be at least two (2) duly appointed Independent Directors, and the Sole Member will not, without the written consent of both of the Independent Directors (1) take any action affecting its status as a "Single Purpose Entity" or (2) take any other Material Action; (d) has and will have an operating agreement which provides that, as long as any portion of the Indebtedness remains outstanding, (1) upon the occurrence of any event that causes Sole Member to cease to be a member of Borrower (other than (X) upon an assignment by Sole Member of all of its limited liability company interest in Borrower and the admission of the transferee, if permitted pursuant to the organizational documents of Borrower and the Loan Documents, or (y) the resignation of Sole Member and the admission of an additional member of Borrower, if permitted pursuant to the organizational documents of Borrower and the Loan Documents), a person acting as an Independent Director of Borrower shall, without any action of any Person and simultaneously with Sole Member ceasing to be a member of

     Borrower, automatically be admitted as the sole member of Borrower (the "Special Member") and shall preserve and continue the existence of Borrower without dissolution, (2) no Special Member may resign or transfer its rights as Special Member unless (x) a successor Special Member has been admitted to Borrower as a Special Member, and (y) such successor Special Member has also accepted its appointment as an Independent Director and (3) except as expressly permitted pursuant to the terms of this Agreement, Sole Member may not resign and no additional member shall be admitted to Borrower; (e) has and will have an operating agreement which provides that, as long as any portion of the Indebtedness remains outstanding, (1) Borrower shall be dissolved, and its affairs shall be wound up only upon the first to occur of the following: (x) the termination of the legal existence of the last remaining member of Borrower or the occurrence of any other event which terminates the continued membership of the last remaining member of Borrower in Borrower unless the business of Borrower is continued in a manner permitted by its operating agreement or the Delaware Limited Liability Company Act (the "Act") or (y) the entry of a decree of judicial dissolution under Section 18-802 of the Act, (2) upon the occurrence of any event that causes the last remaining member of Borrower to cease to be a member of Borrower or that causes Sole Member to cease to be a member of Borrower (other than (x) upon an assignment by Sole Member of all of its limited liability company interest in Borrower and the admission of the transferee, if permitted pursuant to the organizational documents of Borrower and the Loan Documents, or (y) the resignation of Sole Member and the admission of an additional member of Borrower, if permitted pursuant to the organizational documents of Borrower and the Loan Documents), to the fullest extent permitted by law, the personal representative of such member shall be authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in Borrower, agree in writing to continue the existence of Borrower and to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Borrower, effective as of the occurrence of the event that terminated the continued membership of such member in Borrower; (3) the bankruptcy of Sole Member or a Special Member shall not cause such member or Special Member, respectively, to cease to be a member of Borrower and upon the occurrence of such an event, the business of Borrower shall continue without dissolution; (4) in the event of dissolution of Borrower, Borrower shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of Borrower in an orderly manner), and the assets of Borrower shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act; and (5) to the fullest extent permitted by law, each of Sole Member and the Special Members shall irrevocably waive any right or power that they might have to cause Borrower or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of Borrower, to compel any sale of all or any portion of the assets of Borrower pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of Borrower.

          (156) "Single Purpose Entity" means (a) a limited liability company that is a Single Member Bankruptcy Remote LLC or (b) a corporation, limited partnership or limited liability company which at all times since its formation and at all times thereafter: (i) was and will be organized solely for the purpose of (A) owning the Project or (B) acting as a general partner of the limited partnership that owns the Project or member of the limited liability company that owns the Project; (ii) has not engaged and will not engage in any business unrelated to (A) the ownership of the Project, (B) acting as general partner of the limited partnership that owns the Project or (C) acting as a member of the limited liability company that owns the Project, as applicable; (iii) has not had and will not have any assets other than those related to the Project or its partnership or member interest in the limited partnership or limited liability company that owns the Project, as applicable; (iv) has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale (except as expressly permitted by this Agreement), transfer of partnership or membership interests or the like, or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation or operating agreement (as applicable); (v) if such entity is a limited partnership, has and will have, as its only general partners, Single Purpose Entities that are corporations; (vi) if such entity is a corporation, has and will have at least two (2) Independent Directors, and has not caused or allowed and will not cause or allow the board of directors of such entity to take any action requiring the unanimous affirmative vote of 100% of the members of its board of directors unless all of the directors and all Independent Directors shall have participated in such vote; (vii) if such entity is a limited liability company, has and will have at least one member that has been and will be a Single Purpose Entity that has been and will be a corporation and such corporation is the managing member of such limited liability company; (viii) if such entity is a limited liability company, has and will have an operating agreement providing that (A) such entity will dissolve only upon the bankruptcy of the managing member, (B) the vote of a majority-in-interest of the remaining members is sufficient to continue the life of the limited liability company in the event of such bankruptcy of the managing member and (C) if the vote of a majority-in-interest of the remaining members to continue the life of the limited liability company following the bankruptcy of the managing member is not obtained, the limited liability company may not liquidate the Project without the consent of the Administrative Agent for as long as all or any portion of the Loans are outstanding; (ix) has not, and without the unanimous consent of all of its partners, directors or members (including all Independent Directors), as applicable, will not, with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest (A) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally, (B) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or for all or any portion of such entity's properties, (C) make any assignment for the benefit of such entity's creditors or (D) take any action that might cause such entity to become insolvent; (x) has remained and will remain solvent and has maintained and will maintain adequate capital in light of its contemplated business operations; (xi) has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity; (xii) has maintained and will maintain its accounts, books and records separate from any other Person and will file its own tax returns;
     (xiii) has maintained and will maintain its books, records, resolutions and agreements as official records; (xiv) has not commingled and will not commingle its funds or assets with those of any other Person; (xv) has held and will hold its assets in its own name; (xvi) has conducted and will conduct its business in its name or under the trade name of the Project,
     (xvii) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other Person; (xviii) has paid and will pay its own liabilities, including the salaries of its own employees, out of its own funds and assets; (xix) has observed and will observe all partnership, corporate or limited liability company formalities, as applicable; (xx) has maintained and will maintain an arm's-length relationship with its Affiliates; (xxi) (A) if such entity owns the Project, has not (except for the Prior Loan, which will be fully satisfied with the proceeds of the Loans and for which Borrower shall have no continuing liability, actual or contingent, upon closing of the Loans and from which the Project has been fully released) incurred and will not incur any Debt other than (1) the Loans, (2) obligations under any Hedge Agreement entered into in accordance with Section 9.15 and (3) unsecured trade and operational debt which is (I) incurred in the ordinary course of business, (II) paid when due and in any event not more than sixty (60) days after the date incurred, (III) with trade creditors, (IV) in the aggregate, in an amount less than $250,000, and (V) not evidenced by a note, or (B) if such entity acts as the general partner of a limited partnership which owns the Project, has not incurred and will not incur any Debt other than unsecured trade and operational debt which is (I) incurred in the ordinary course of business relating to acting as general partner of the limited partnership which owns the Project, (II) paid when due and in any event not more than thirty (30) days after the date incurred, (III) with trade creditors, (IV) in the aggregate, in an amount less than $10,000, and (V) not evidenced by a note, or (C) if such entity acts as a managing member of a limited liability company which owns the Project, has not incurred and will not incur any Debt other than unsecured trade and operational debt which is (I) incurred in the ordinary course of business relating to acting as a member of the limited liability company which owns the Project, (II) paid when due and in any event not more than thirty (30) days after the date incurred, (III) with trade creditors, (IV) in the aggregate, in an amount less than $10,000, and (V) not evidenced by a note; (xxii) has not (except for the Prior Loan, which will be fully satisfied with the proceeds of the Loans and for which Borrower shall have no continuing liability, actual or contingent, upon closing of the Loans and from which the Project has been fully released) assumed or guaranteed and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the Loans; (xxiii) has not and will not acquire obligations or securities of its partners, members or shareholders; (xxiv) has allocated and will allocate fairly and reasonably shared expenses, including shared office space, and uses separate stationery, invoices and checks; (xxv) except in connection with the Loans, has not (except for the Prior Loan, which will be fully satisfied with the proceeds of the Loans and for which Borrower shall have no continuing liability, actual or contingent, upon closing of the Loans and from which the Project has been fully released) pledged and will not pledge its assets for the benefit of any other Person; (xxvi) has held itself out and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other Person; (xxvii) has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person; (xxviii) has not made and will not make loans to any Person; (xxix) has not identified and will not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it; (xxx) has not entered into or been a party to, and will not enter into or be a party to, any transaction with its partners, members, shareholders or Affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party; (xxxi) has had and will have no obligation to indemnify its partners, officers, directors, members or Special Members, as the case may be, or has such an obligation that is fully subordinated to the Indebtedness and will not constitute a claim against it if cash flow in excess of the amount required to pay the Indebtedness is insufficient to pay such obligation; and (xxxii) will consider the interests of its creditors in connection with all corporate, partnership or limited liability actions, as applicable.

          (157) "Site Assessment" means an environmental engineering report for the Project prepared by an engineer engaged by Administrative Agent at Borrower's expense, and in a manner reasonably satisfactory to Administrative Agent, based upon an investigation relating to and making appropriate inquiries concerning the existence of Hazardous Materials on or about the Project, and the past or present discharge, disposal, release or escape of any such substances, all consistent with good customary and commercial practice.

          (158) "Sole Member" shall have the meaning set forth in the definition of "Single Member Bankruptcy Remote LLC".

          (159) "Sources and Uses Budget" means the closing statement for the transaction approved by Administrative Agent on the Closing Date showing total costs relating to the subject transaction, the use of the initial advance of the Loans, and amounts allocated for future advances (if any).

          (160) "Special Advance Lender" has the meaning assigned in Section 14.12(1).

          (161) "Special Member" shall have the meaning set forth in the definition of "Single Member Bankruptcy Remote LLC".

          (162) "Sponsor" means Glimcher Properties Limited Partnership, a Delaware limited partnership.

          (163) "Stub Interest Period" has the meaning assigned in Section
     2.4(1).

          (164) "Subordination of Management Agreement" means that certain Manager's Consent and Subordination of Management Agreement, dated the date hereof, by the Manager in favor of Administrative Agent (on behalf of the Lenders), as the same may be modified, amended and/or supplemented and in effect from time to time.

          (165) "Syndication" has the meaning assigned to in Section 12.28.

          (166) "Tax and Insurance Reserve Account" has the meaning assigned to such term in the Cash Management Agreement.

          (167) "Tax and Insurance Reserve Fund" has the meaning assigned in
     Section 4.1(1).]

          (168) "Taxes" has the meaning assigned in Section 9.2.

          (169) "Tenant Improvement Allowances" means those certain tenant improvement allowances which Borrower is obligated to make under leases of any portion of the Project, for tenant improvement work to be performed by the respective tenants thereunder.

          (170) "Tenant Improvement Work" means work to be performed and paid by Borrower, if any, pursuant to leases of any portion of Project.

          (171) "Terrorism Insurance" has the meaning assigned to such term in
     Section 3.1(2).

          (172) "Terrorism Insurance Required Amount" has the meaning assigned to such term in Section 3.1(2).

          (173) "Third-Party Counterparty" has the meaning assigned to such term in Section 9.15(1).

          (174) "Third-Party Hedge Agreement" has the meaning assigned to such term in Section 9.15(3).

          (175) "Threshold Amount" means $500,000.

          (176) "Type" has the meaning assigned in Section 2.1.

          (177) "Unpaid Amount" has the meaning assigned in Section 14.12(2).

     Section 1.2 Types of Loans. Loans hereunder are distinguished by "Type". The "Type" of a Loan refers to whether such Loan is an Base Rate Loan or a LIBOR-based Loan, each of which constitutes a Type.

                                    ARTICLE 2

                                   LOAN TERMS

     Section 2.1 The Commitments, Loans and Notes.

          (1) Loans. Each Lender severally agrees, on the terms and conditions of this Agreement, to make a term loan to Borrower in Dollars in a principal amount up to but not exceeding the amount of the Commitment of such Lender. The Loans shall be funded in a single advance and repaid in accordance with this Agreement. The advance of the Loans shall be made in accordance with the Sources and Uses Budget upon Borrower's satisfaction of the conditions described in Schedule 2.1.

          (2) Lending Offices. The Loans of each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

          (3) Several Obligations. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan, but neither any Lender nor Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender.

          (4) Notes.

     (a) Loan Notes. The Loans made by each Lender shall be evidenced by a single promissory note of Borrower substantially in the form of Exhibit C, payable to such Lender in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed.

     (b) Endorsements on Notes. The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan made by each Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of the Note held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; provided that the failure of such Lender to make any such recordation or endorsement shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under such Note in respect of such Loans.

     (c) Substitution, Exchange and Subdivision of Notes. No Lender shall be entitled to have its Notes substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with a permitted assignment of all or any portion of such Lender's Commitment, Loans and Note pursuant to Sections 12.10 and 12.24 (and, if requested by any Lender, Borrower agrees to so substitute or exchange any Notes and enter into note splitter agreements in connection therewith).

     (d) Loss, Theft, Destruction or Mutilation of Notes. In the event of the loss, theft or destruction of any Note, upon Borrower's receipt of a reasonably satisfactory indemnification agreement executed in favor of Borrower by the holder of such Note, or in the event of the mutilation of any Note, upon the surrender of such mutilated Note by the holder thereof to Borrower, Borrower shall execute and deliver to such holder a new replacement Note in lieu of the lost, stolen, destroyed or mutilated Note.

     (e) Funding of Loans. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Administrative Agent will promptly make such Loans available to Borrower by wire transfer of immediately available funds to an account in the United States designated by the Borrower in writing.

     Section 2.2 Conversions or Continuations of Loans.

          (1) Subject to Sections 2.8(4), 2.9(2) and 2.9(3), Borrower shall have the right to Convert Loans of one Type into Loans of another Type or Continue Loans of one Type as Loans of the same Type, at any time or from time to time; provided that: (a) Borrower shall give Administrative Agent notice of each such Conversion or Continuation as provided in Section 2.8(5); (b) LIBOR-based Loans may be Converted only on the last day of an Interest Period for such Loans unless Borrower complies with the terms of
     Section 2.9(5) and (c) subject to Sections 2.9(1) and 2.9(3), any Conversion or Continuation of Loans shall be pro rata among the Lenders. Notwithstanding the foregoing, and without limiting the rights and remedies of Administrative Agent and the Lenders under Article 11, in the event that any Event of Default has occurred and is continuing, Administrative Agent may (and at the request of the Majority Lenders shall) suspend the right of Borrower to Convert any Loan into a LIBOR-based Loan, or to Continue any Loan as a LIBOR-based Loan for so long as such Event of Default has occurred and is continuing, in which event all Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) or Continued, as the case may be, as Base Rate Loans. In connection with any such Conversion, a Lender may (at its sole and absolute discretion) transfer a Loan from one Applicable Lending Office to another.

          (2) Notwithstanding anything to the contrary contained in this Agreement, at any time that a Hedge Agreement is in effect, Borrower shall have the right to choose only an Interest Period which is the same as the Interest Rate Hedge Period.

     Section 2.3 Interest Rate; Late Charge.

          (1) Borrower hereby promises to pay to Administrative Agent for account of each Lender interest on the unpaid principal amount of each Loan (which may be Base Rate Loans and/or LIBOR-based Loans) made by such Lender for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

     (a) during such periods as such Loan is an Base Rate Loan, the Base Rate plus the Applicable Margin; and

     (b) during such periods as such Loan is a LIBOR-based Loan, for each Interest Period relating thereto, the Adjusted LIBOR Rate for such Loan for such Interest Period plus the Applicable Margin.

          (2) Accrued interest on each Loan shall be payable (i) monthly in arrears on each Payment Date and (ii) in the case of any Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Default Rate shall be payable from time to time on demand as provided in this Agreement and the other Loan Documents.

          (3) Notwithstanding anything to the contrary contained herein, after the Maturity Date and during any period when an Event of Default exists and is continuing, Borrower shall pay to Administrative Agent for the account of each Lender interest at the applicable Default Rate on the outstanding principal amount of any Loan made by such Lender, any interest payments (except a late payment of any Additional Interest which shall be governed by the terms of the Hedge Agreement) thereon not paid when due and on any other amount payable by Borrower hereunder, under the Notes and any other Loan Documents.

          (4) Promptly after the determination of any interest rate provided for herein or any change therein, Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to Borrower, but the failure of Administrative Agent to provide such notice shall not affect Borrower's obligation for the payment of interest on the Loans.

          (5) In addition to any sums due under this Section 2.3, Borrower shall pay to Administrative Agent for the account of the Lenders a late payment premium in the amount of (a) three percent (3%) of any payment of principal under the Loans due on the Maturity Date that is made after the Maturity Date, and (b) five percent (5%) of (i) any payments of principal under the Loans (other than the principal payment due on the Maturity Date) made after the due date thereof, and (ii) any payments of interest or other sums under the Loans (other than the principal payment due on the Maturity Date) made more than five (5) days after the due date thereof, which late payment premium, in each case, shall be due with any such late payment or upon demand by Administrative Agent. Such late payment charge represents the reasonable estimate of Borrower and the Lenders of a fair average compensation for the loss that may be sustained by the Lenders due to the failure of Borrower to make timely payments. Such late charge shall be paid without prejudice to the right of Administrative Agent and the Lenders to collect any other amounts provided herein or in the other Loan Documents to be paid or to exercise any other rights or remedies under the Loan Documents.

          (6) Borrower shall pay Additional Interest under the Notes in accordance with the terms of the Hedge Agreement.

     Section 2.4 Terms of Payment. The Loans shall be payable as follows:

          (1) Interest. On the date hereof, Borrower shall make a payment of interest only (covering the period from the date hereof through and including June 30, 2008 (the "Stub Interest Period"), and beginning on August 1, 2008 and on each Payment Date thereafter, Borrower shall pay interest in arrears on each such Payment Date in accordance with the wire transfer instructions set forth in Schedule 2.4(1) hereto (or such other instructions as Administrative Agent may from time to time provide) until all amounts due under the Loan Documents are paid in full.

          (2) Principal Amortization. In the event the Maturity Date is extended pursuant to Section 2.5, then, on the first Payment Date occurring during the First Extension Period and on each Payment Date thereafter, Borrower shall pay to Administrative Agent (on behalf of the Lenders) an amount equal to the Monthly Amortization Payment Amount, such amount to be applied in reduction of the unpaid principal balance of the Loans.

          (3) Maturity. On the Maturity Date, Borrower shall pay to Administrative Agent (on behalf of the Lenders) all outstanding principal, accrued and unpaid interest, and any other amounts due under the Loan Documents.

          (4) Optional Prepayments. Subject to the provisions of Sections 2.4(6) and 2.9(5), Borrower shall have the right to prepay Loans in whole or in part on any Payment Date, without premium or penalty; provided that: (a) Borrower shall give Administrative Agent notice of each such prepayment as provided in Section 2.8(5) (and, upon the Payment Date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder) and (b) partial prepayments shall be in the minimum aggregate principal amounts specified in Section 2.8(4). Subject to the provisions of Sections 2.4(6) and 2.9(5), Borrower shall have the right to prepay Loans in an aggregate amount equal to $45,000,000 if permitted under the terms of the Flex Letter, without premium or penalty; provided that Borrower shall give Administrative Agent three Business Days prior written notice of such prepayment (and, upon the third Business Day after Administrative Agent's receipt of such notice of prepayment, the amount to be prepaid shall become due and payable hereunder). Loans that are prepaid cannot be reborrowed.

          (5) Mandatory Prepayments. If a casualty or condemnation shall occur with respect to the Project, Borrower, upon Borrower's or Administrative Agent's receipt of the applicable insurance proceeds or condemnation award, shall prepay the Loan, if required by the provisions of Article 3, on the dates and in the amounts specified therein without premium (but subject to the provisions of Sections 2.4(6) and 2.9(5)). Nothing in this Section 2.4(5) shall be deemed to limit any obligation of Borrower under the Mortgage or any other Security Document, including any obligation to remit to a collateral or similar account maintained by Administrative Agent pursuant to the Mortgage or any of the other Security Documents the proceeds of insurance, condemnation award or other compensation received in respect of any casualty or condemnation.

          (6) Interest and Other Charges on Prepayment. If the Loans are prepaid, in whole or in part, pursuant to Section 2.4(4), 2.4(5) or 4.4, each such prepayment shall be made on the prepayment date specified in the notice to Administrative Agent pursuant to Section 2.8(5) (except for prepayments pursuant to Section 4.4, which shall be made on the date such amounts are applied by Administrative Agent pursuant to Section 4.4 and prepayments pursuant to the Flex Letter, which shall be made upon the third Business Day after Administrative Agent's receipt of such notice of prepayment) and (in every case) together with (a) the accrued and unpaid interest (including accrued and unpaid Additional Interest, if applicable) on the principal amount prepaid and (b) any amounts payable to a Lender pursuant to Section 2.9(5) as a result of such prepayment while an Adjusted LIBOR Rate is in effect; provided, however, that any such prepayment shall be applied first, to the prepayment of any portions of the outstanding principal amount that are Base Rate Loans and, second, to the prepayment of any portions of the outstanding principal amount that are LIBOR-based Loans applying such sums first to LIBOR-based Loans of the shortest maturity so as to minimize breakage costs; provided further, however, that if an Event of Default has occurred and is continuing, Administrative Agent may distribute such payment to the Lenders for application in such manner as it or the Majority Lenders, subject to Section 2.8(2), may determine to be appropriate).

          (7) Application of Payments. All payments received by Administrative Agent under the Loan Documents shall be applied: first, to any fees and expenses due to Administrative Agent and the Lenders under the Loan Documents; second, to any Default Rate interest or late charges; third, to accrued and unpaid interest; and fourth, to the principal sum and other amounts due under the Loan Documents; provided, however, that, if an Event of Default has occurred and is continuing Administrative Agent shall apply such payments in any order or manner as Administrative Agent shall determine.

     Section 2.5 Extensions of Maturity Date.

          (1) First Extension Option. Borrower may, at its option, extend the term of the then outstanding principal amount for a period of one (1) year to the first anniversary of the original Maturity Date (the applicable period being, the "First Extension Period"), subject to the satisfaction of the following conditions:

     (a) Borrower shall notify (the "First Extension Notice") Administrative Agent of Borrower's exercise of such option between sixty (60) and one hundred twenty (120) days prior to the original Maturity Date;

     (b) No Potential Default or Event of Default has occurred and is continuing as of the date of the First Extension Notice, as of the original Maturity Date or would result from the extension of the maturity of the Loans for the First Extension Period;

     (c) Not less than 90% of the rentable area of the Project is leased to tenants under Approved Leases, which tenants are in occupancy of the premises demised thereunder and have commenced paying rent thereunder and none of which tenants is in material default under its Approved Lease;

     (d) The Loan to Value Ratio as of the original Maturity Date does not exceed 50%, based on a new Appraisal obtained by Administrative Agent not more than ninety (90) days prior to the original Maturity Date, such Appraisal to be at Borrower's expense and reasonably satisfactory to Administrative Agent in all respects;

     (e) The Debt Service Coverage Ratio as of the end of the calendar quarter most recently ended on the original Maturity Date shall be equal to or greater than 1.50:1.00;

     (f) If the Hedge Agreement in effect at the time of Borrower's giving of the First Extension Notice is scheduled to mature or expire prior to the end of the First Extension Period, Borrower shall have obtained and delivered to Administrative Agent not later than ten (10) Business Days prior to the first day of the First Extension Period one or more replacement Hedge Agreements which meet the requirements of Section 9.15 which shall be effective on or before the beginning of the First Extension Period and shall have a maturity date not earlier than the end of the First Extension Period;

     (g) The expiration date of any Collateral Letters of Credit, if still outstanding pursuant to the terms of this Agreement or any other Loan Document, shall be extended to a date which is thirty (30) days beyond the end of the First Extension Period;

     (h) Current financial statements regarding Borrower (dated not earlier than ninety (90) days prior to the First Extension Notice) and all other financial statements and other information as may be required under this Agreement and the Loan Documents regarding Borrower and the Project shall have been submitted promptly to Administrative Agent;

     (i) In the reasonable opinion of Administrative Agent, there shall not have occurred any Material Adverse Effect;

     (j) Whether or not the extension becomes effective, Borrower shall pay all out-of-pocket costs and expenses incurred by Administrative Agent and the Lenders in connection with the proposed extension (pre- and post-closing), including appraisal fees and legal fees; all such costs and expenses shall be due and payable upon demand, and any failure to pay such amounts shall constitute a default under this Agreement and the Loan Documents;

     (k) Not later than the original Maturity Date, (i) the extension shall have been documented to the Lenders' satisfaction and consented to by Borrower, Administrative Agent and all the Lenders, including the execution and delivery by the Guarantors of reaffirmations of their respective obligations under the Guaranty and (ii) Administrative Agent shall have been provided with an updated title report and judgment and lien searches, and appropriate title insurance endorsements shall have been issued as required by Administrative Agent; and

     (l) Borrower shall pay to Administrative Agent (for the benefit of the Lenders in accordance with their proportionate shares) on the original Maturity Date a non-refundable extension fee equal to 0.15% of an amount equal to the outstanding principal amount at such time.

Any such extension shall be otherwise subject to all of the other terms and provisions of this Agreement and the other Loan Documents.

          (2) Second Extension Option. Provided the term has been extended for the First Extension Period as provided in Section 2.5(1), Borrower may, at its option, extend the term of the then outstanding principal amount for a period of one (1) year to the second anniversary of the original Maturity Date (the applicable period being, the ("Second Extension Period"), subject to the satisfaction of the following conditions:

     (a) Borrower shall notify (the "Second Extension Notice") Administrative Agent of Borrower's exercise of such option between sixty (60) and one hundred twenty (120) days prior to the last day of the First Extension Period;

     (b) No Potential Default or Event of Default has occurred and is continuing as of the date of the Second Extension Notice, as of the last day of the First Extension Period or would result from the extension of the maturity of the Loans for the Second Extension Period;

     (c) Not less than 90% of the rentable area of the Project is leased to tenants under Approved Leases, which tenants are in occupancy of the premises demised thereunder and have commenced paying rent thereunder and none of which tenants is in material default under its Approved Lease;

     (d) The Loan to Value Ratio as of the last day of the First Extension Period does not exceed 50%, based on the Appraisal obtained by Administrative Agent under Section 2.5(1)(d) above;

     (e) The Debt Service Coverage Ratio as of the end of the calendar quarter most recently ended on the last day of the First Extension Period shall be equal to or greater than 1.55:1.00;

     (f) If the Hedge Agreement in effect at the time of Borrower's giving of the Second Extension Notice is scheduled to mature or expire prior to the end of the Second Extension Period, Borrower shall have obtained and delivered to Administrative Agent not later than ten (10) Business Days prior to the first day of the Second Extension Period one or more replacement Hedge Agreements which meet the requirements of Section 9.15 which shall be effective on or before the beginning of the Second Extension Period and shall have a maturity date not earlier than the end of the Second Extension Period;

     (g) The expiration date of any Collateral Letters of Credit, if still outstanding pursuant to the terms of this Agreement or any other Loan Document, shall be extended to a date which is thirty (30) days beyond the end of the Second Extension Period;

     (h) Current financial statements regarding Borrower (dated not earlier than ninety (90) days prior to the Second Extension Notice) and all other financial statements and other information as may be required under this Agreement and the Loan Documents regarding Borrower and the Project shall have been submitted promptly to Administrative Agent;

     (i) In the reasonable opinion of Administrative Agent, there shall not have occurred any Material Adverse Effect;

     (j) Whether or not the extension becomes effective, Borrower shall pay all out-of-pocket costs and expenses incurred by Administrative Agent and the Lenders in connection with the proposed extension (pre- and post-closing), including appraisal fees and legal fees; all such costs and expenses shall be due and payable upon demand, and any failure to pay such amounts shall constitute a default under this Agreement and the Loan Documents;

     (k) Not later than the last day of the First Extension Period, (i) the extension shall have been documented to the Lenders' satisfaction and consented to by Borrower, Administrative Agent and all the Lenders, including the execution and delivery by the Guarantors of reaffirmations of their respective obligations under the Guaranty and (ii) Administrative Agent shall have been provided with an updated title report and judgment and lien searches, and appropriate title insurance endorsements shall have been issued as required by Administrative Agent; and

     (l) Borrower shall pay to Administrative Agent (for the benefit of the Lenders in accordance with their proportionate shares) on the last day of the First Extension Period a non-refundable extension fee equal to 0.15% of an amount equal to the outstanding principal amount at such time.

Any such extension shall be otherwise subject to all of the other terms and provisions of this Agreement and the other Loan Documents.

     Section 2.6 Intentionally Omitted.

     Section 2.7 Cash Management.

          (1) Deposits into Clearing Account. Borrower shall cause all rents from the Project to be deposited into the Clearing Account in accordance with the Clearing Account Agreement and the Cash Management Agreement. Without limitation of the foregoing, Borrower shall, and shall cause the Manager to, (a) deliver irrevocable written instructions to all tenants under leases to deliver all rents payable thereunder directly to the Clearing Account, and (b) deposit all amounts received by Borrower or the Manager constituting rents or other revenue of any kind from the Project into the Clearing Account within one (1) Business Day of receipt thereof. Disbursements from the Clearing Account will be made in accordance with the terms and conditions of this Agreement, the Cash Management Agreement and the Clearing Account Agreement. Administrative Agent shall have sole dominion and control over the Clearing Account and Borrower shall have no rights to make withdrawals therefrom except as expressly set forth in the Clearing Account Agreement.

          (2) Disbursements from Clearing Account. So long as (i) no Event of Default has occurred and is continuing, and (ii) no Low DSCR Trigger Period has commenced and is continuing, all available funds on deposit in the Clearing Account shall be transferred on a daily basis (or on such other schedule as Borrower may arrange with Clearing Bank but, in any event, not less often than two (2) times each calendar week) to Borrower's Operating Account (and Borrower agrees that deposit of the same therein shall be deemed to be receipt by Borrower). Upon the occurrence and during the continuance of any (i) Event of Default, or (ii) Low DSCR Trigger Period, Administrative Agent shall have the right to send a Clearing Account Sweep Notice to the Clearing Bank directing that all available funds on deposit in the Clearing Account shall be transferred on a daily basis to the Cash Management Account and, upon delivery of same, such funds shall be so transferred in accordance with the Clearing Account Agreement. Disbursements from the Cash Management Account will be made in accordance with the terms and conditions of this Agreement and the Cash Management Agreement.

          (3) Disbursements from Cash Management Account. So long as an Event of Default is not continuing, Administrative Agent shall direct Cash Management Bank to apply funds on deposit in the Cash Management Account (to the extent not held in Security Accounts constituting sub-accounts of the Cash Management Account, if any, and with the exception of Net Proceeds, which shall be applied as provided in Section 3.2 of this Agreement) on each Payment Date as follows:

               (i) first, funds sufficient to pay the amount required to be deposited in the Tax and Insurance Reserve Account on the applicable Payment Date as described in Section 4.1(1) hereof, which amount shall be deposited in the Tax and Insurance Reserve Account;

               (ii) second, funds sufficient to pay the amount required to be deposited in the Ground Rent Reserve Account on the applicable Payment Date as described in Section 4.2(1) hereof, which amount shall be deposited in the Ground Rent Reserve Account;

               (iii) third, funds sufficient to pay the aggregate amount of scheduled principal (if any) and interest payments under the Notes and any other amounts owing to Administrative Agent and Lenders under the Loan Documents on the applicable Payment Date, which amount shall be deposited in the Debt Service Account;

               (iv) fourth, to Borrower's Operating Account, amounts required for payment of all Operating Expenses of the Project for such month, in the amount for such month set forth on the annual operating budget previously approved by Administrative Agent (and Borrower agrees that deposit of the same therein shall be deemed to be receipt by Borrower); and

               (v) fifth, all remaining funds, to the Low DSCR Account, to be held as a reserve and as additional collateral for the Loans, subject to Section 4.4(3) hereof.

     Notwithstanding the foregoing, if any Event of Default has occurred and is continuing, then all amounts on deposit in the Cash Management Account shall be allocated as determined by Administrative Agent in Administrative Agent's sole and absolute discretion.

          (4) Sufficient Funds. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, Borrower's obligations with respect to the monthly payment of interest and principal (if any) and the deposits to be made into the Security Accounts and any other payment due pursuant to this Agreement or any other Loan Document shall be deemed satisfied to the extent sufficient amounts are deposited in the Cash Management Account and are unconditionally available to Administrative Agent (on behalf of the Lenders) to satisfy such obligations in accordance with the terms of this Agreement and the Cash Management Agreement on the dates each such payment is required, regardless of whether any of such amounts are so applied by Administrative Agent.

          (5) Insufficient Funds. The insufficiency of funds on deposit in the Clearing Account or the Cash Management Account (or any sub-account thereunder) shall not absolve Borrower of the obligation to make any payments as and when due pursuant to this Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever.

          (6) Replacement Agreements. Upon any termination of the then-existing Cash Management Agreement and/or Clearing Account Agreement, as applicable, for any reason, Borrower shall (i) enter into, and cause Manager to enter into, a replacement Cash Management Agreement with a replacement Depository Bank selected by Administrative Agent in a form substantially similar to the Cash Management Agreement or such other form as shall be reasonably acceptable to Administrative Agent, Borrower and such replacement Depository Bank, (ii) enter, and cause Manager to enter into, into a replacement Clearing Account Agreement with a replacement Clearing Bank selected by Administrative Agent in the form attached hereto as Exhibit L, and (iii) at the direction of Administrative Agent, deliver replacement irrevocable written instructions to all tenants under leases to deliver all rents payable thereunder directly to the new Clearing Account, if applicable.

     Section 2.8 Payments; Pro Rata Treatment; Etc.

          (1) Payments Generally.

     (a) Payments by Borrower. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by Borrower under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by Borrower under any other Loan Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent at an account designated by Administrative Agent by notice to Borrower, not later than 12:00 noon, New York City time, on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

     (b) Application of Payments. Subject to the provisions of Section 2.4(7), Borrower shall, at the time of making each payment under this Agreement or any Note for the account of any Lender, specify to Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by Borrower hereunder to which such payment is to be applied (and in the event that Borrower fails to so specify, or if an Event of Default has occurred and is continuing, Administrative Agent may distribute such payment to the Lenders for application in such manner as it may determine to be appropriate, subject to
Section 2.8(2) and any other agreement among Administrative Agent and the Lenders with respect to such application).

     (c) Forwarding of Payments by Administrative Agent. Except as otherwise agreed by Administrative Agent and the Lenders, each payment received by Administrative Agent under this Agreement or any Note for account of any Lender shall be paid by Administrative Agent promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

     (d) Extensions to Next Business Day. If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

          (2) Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each advance of a Loan from the Lenders under Section 2.1(1) shall be made from the Lenders, and any termination of the obligation to make an advance of the Loans shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (b) except as otherwise provided in Section 2.9(4), Loans shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Loans) or their respective Loans (in the case of Conversions or Continuations of Loans);
     (c) each payment or prepayment of principal of Loans by Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (d) each payment of interest on Loans by Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

          (3) Computations. Interest on all Loans shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

          (4) Minimum Amounts. Except for (a) mandatory prepayments made pursuant to Section 2.4(5) and (b) Conversions or prepayments made pursuant to Section 2.9(4), each borrowing, Conversion, Continuation and partial prepayment of principal (collectively, "Loan Transactions") of Loans (a) shall be in an aggregate amount at least equal to $1,000,000, (b) in the case of any partial prepayment, if in excess of $1,000,000, shall be in whole multiples of $1,000,000, and (c) in the case of borrowings of, Conversions into, or Continuations of, LIBOR-based Loans, if in excess of $1,000,000, shall be in whole multiples of $100,000 in excess thereof (Loan Transactions of or into Loans of different Types or Interest Periods at the same time hereunder shall be deemed separate Loan Transactions for purposes of the foregoing, one for each Type or Interest Period); provided that if any Loans or borrowings would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period. Notwithstanding the foregoing, the minimum amount of $1,000,000 shall not apply to Conversions of lesser amounts into a tranche of Loans that has (or will have upon such Conversion) an aggregate principal amount exceeding such minimum amount and one Interest Period.

          (5) Certain Notices. Notices by Borrower to Administrative Agent regarding Loan Transactions and the selection of Types of Loans and/or of the duration of Interest Periods shall be irrevocable and shall be effective only if received by Administrative Agent not later than 12:00 noon, New York City time, on the number of Business Days prior to the date of the proposed Loan Transaction or the first day of such Interest Period specified below:

     ---------------------------------------------------------------------------
              Notice                                         Number of Business
                                                                 Days Prior
     ---------------------------------------------------------------------------
     Optional Prepayment                                             3
     ---------------------------------------------------------------------------
     Conversions into, Continuations as, or borrowings in            3
     Base Rate Loans
     ---------------------------------------------------------------------------
     Conversions into, Continuations as, borrowings in or            3
     changes in duration of Interest Period for,
     LIBOR-based Loans (subject to Section 2.4(6)
     ---------------------------------------------------------------------------

Each such notice of a Loan Transaction shall specify the amount (subject to Section 2.8(4)), Type, and Interest Period of such proposed Loan Transaction, and the date (which shall be a Business Day) of such proposed Loan Transaction. Notices for Conversions and Continuations shall be in the form of Exhibit E. Each such notice specifying the duration of an Interest Period shall specify the portion of the Loans to which such Interest Period is to relate. Administrative Agent shall promptly notify the Lenders of the contents of each such notice. If Borrower fails to select (i) the Type of Loan or (ii) the duration of any Interest Period for any LIBOR-based Loan within the time period (i.e., three (3) Business Days prior to the first day of the next applicable Interest Period) and otherwise as provided in this Section 2.8(5), such Loan (if outstanding as a LIBOR Loan) will be automatically Continued as an LIBOR-based Loan with an Interest Period of one (1) month on the last day of the current Interest Period for such Loan (based on a LIBOR-based Rate determined two (2) Business Days prior to the first day of the next Interest Period) or, if outstanding as an Base Rate Loan, will remain as a Base Rate Loan.

          (6) Non-Receipt of Funds by Administrative Agent. Unless Administrative Agent shall have been notified by a Lender or Borrower (in either case, the "Payor") prior to the date on which the Payor is to make payment to Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or (in the case of Borrower) a payment to Administrative Agent for account of any Lender hereunder (in either case, such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to Administrative Agent, Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to Administrative Agent, the recipient(s) of such payment shall, on demand, repay to Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount at a rate per annum equal to (a) the Federal Funds Rate for such day in the case of payments returned to Administrative Agent by any of the Lenders or (b) the applicable interest rate due hereunder with respect to payments returned by Borrower to Administrative Agent and, if such recipient(s) shall fail promptly to make such payment, Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid; provided that if neither the recipient(s) nor the Payor shall return the Required Payment to Administrative Agent within three (3) Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

     (a) if the Required Payment shall represent a payment to be made by Borrower to the Lenders, Borrower and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Default Rate (without duplication of the obligation of Borrower under Section 2.3 to pay interest on the Required Payment at the Default Rate), it being understood that the return by the recipient(s) of the Required Payment to Administrative Agent shall not limit such obligation of Borrower under
Section 2.3 to pay interest at the Default Rate in respect of the Required Payment, and

     (b) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to Borrower, the Payor and Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to whichever of the rates specified in Section 2.3 is applicable to the Type of such Loan, it being understood that the return by Borrower of the Required Payment to Administrative Agent shall not limit any claim Borrower may have against the Payor in respect of such Required Payment.

          (7) Sharing of Payments, Etc.

     (a) Right of Set off. Borrower agrees that, in addition to (and without limitation of) any right of set off, banker's lien or counterclaim a Lender may otherwise have, (subject, as among the Lenders, to Section 12.26), each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness is then due to Borrower), in which case it shall promptly notify Borrower and Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

     (b) Sharing. If any Lender shall obtain from Borrower payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any other Loan Document through the exercise (subject, as among the Lenders, to Section 12.26) of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder or thereunder by Borrower to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans or such other amounts, respectively, owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

     (c) Consent by Borrower. Borrower agrees that any Lender so purchasing such a participation (or direct interest) may exercise (subject, as among the Lenders, to Section 12.26) all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

     (d) Rights of Lenders; Bankruptcy. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 2.8(7) applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 2.8(7) to share in the benefits of any recovery on such secured claim.

     Section 2.9 Yield Protection; Etc.

          (1) Additional Costs.

     (a) Costs of Making or Maintaining LIBOR-based Loans. Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs that such Lender determines are attributable to its making or maintaining of any LIBOR-based Loans or its obligation to make any LIBOR-based Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that:

          (i) shall subject any Lender (or its Applicable Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or its Note or changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Note in respect of any of such Loans (excluding changes in the rate of tax on the overall net income of such Lender or of such Applicable Lending Office by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

          (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement used in the determination of the Adjusted LIBOR Rate for any Interest Period for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "LIBOR Rate"), or any commitment of such Lender (including, without limitation, the Commitment of such Lender hereunder); or

          (iii) imposes any other condition affecting this Agreement or its Note (or any of such extensions of credit or liabilities) or its Commitment.

If any Lender requests compensation from Borrower under this paragraph (a), Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender thereafter to make or Continue LIBOR-based Loans, or to Convert Loans into LIBOR-based Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 2.9(4) shall be applicable), provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

     (b) Costs Attributable to Regulatory Change or Risk-Based Capital Guidelines. Without limiting the effect of the foregoing provisions of this
Section 2.9(1) (but without duplication), Borrower shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs that it determines are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord, of capital in respect of its Commitment or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request.

     (c) Notification and Certification. Each Lender shall notify Borrower of any event occurring after the date hereof entitling such Lender to compensation under paragraph (a) or (b) of this Section 2.9(1) as promptly as practicable, but in any event within sixty (60) days, after such Lender obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice within sixty (60) days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 2.9(1) in respect of any costs resulting from such event, only be entitled to payment under this Section 2.9(1) for costs incurred from and after the date forty-five (45) days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to Borrower a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (b) of this Section 2.9(1). Determinations and allocations by any Lender for purposes of this Section 2.9(1) of the effect of any Regulatory Change pursuant to paragraph (a) of this Section 2.9(1), or of the effect of capital maintained pursuant to paragraph (b) of this
Section 2.9(1), on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 2.9(1), shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

          (2) Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of the LIBOR Rate for any Interest Period for any LIBOR-based Loan:

     (a) Administrative Agent in good faith determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of LIBOR Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR-based Loans as provided herein; or

     (b) the Majority Lenders determine, which determination shall be conclusive, and notify Administrative Agent that the relevant rates of interest referred to in the definition of LIBOR Rate upon the basis of which the rate of interest for LIBOR-based Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders of making or maintaining LIBOR-based Loans for such Interest Period; then Administrative Agent shall give Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make additional LIBOR-based Loans, to Continue LIBOR-based Loans or to Convert Loans of any other Type into LIBOR-based Loans, and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding LIBOR-based Loans, either prepay such Loans or such Loans shall be automatically Converted into Base Rate Loans.

          (3) Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain LIBOR-based Loans hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify Borrower thereof (with a copy to Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, LIBOR-based Loans shall be suspended until such time as such Lender may again make and maintain LIBOR-based Loans (in which case the provisions of Section 2.9(4) shall be applicable).

          (4) Treatment of Affected Loans. If the obligation of any Lender to make LIBOR-based Loans or to Continue, or to Convert Base Rate Loans into, LIBOR-based Loans shall be suspended pursuant to Section 2.9(1) or 2.9(3), such Lender's Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Loans (or, in the case of a Conversion resulting from a circumstance described in Section 2.9(3), on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 2.9(1) or 2.9(3) that gave rise to such Conversion no longer exist:

     (a) to the extent that such Lender's Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Loans shall be applied instead to its Base Rate Loans; and

     (b) all Loans that would otherwise be made or Continued by such Lender as LIBOR-based Loans shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into LIBOR-based Loans shall remain as Base Rate Loans.

If such Lender gives notice to Borrower with a copy to Administrative Agent that the circumstances specified in Section 2.9(1) or 2.9(3) that gave rise to the Conversion of such Lender's Loans pursuant to this Section 2.9(4) no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR-based Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR-based Loans, to the extent necessary so that, after giving effect thereto, all Base Rate Loans and LIBOR-based Loans are allocated among the Lenders ratably (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

          (5) Compensation. Borrower shall pay to Administrative Agent for account of each Lender, upon the request of such Lender through Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender determines is attributable to:

     (a) any payment, prepayment or Conversion of a LIBOR-based Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Administrative Agent's or the Lenders' rights referred to in Article 11) on a date other than the last day of the Interest Period for such Loan; or

     (b) any failure by Borrower for any reason to borrow a LIBOR-based Loan from such Lender on the date for such borrowing specified in the relevant notice of borrowing given to Administrative Agent in accordance with the terms of this Agreement.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid,

Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender), or if such Lender shall cease to make such bids, the equivalent rate, as reasonably determined by such Lender, derived from Page 3750 of the Dow Jones Markets (Telerate) Service or other publicly available source as described in the definition of LIBOR Rate.

          (6) U.S. Taxes.

     (a) Gross-up for Deduction or Withholding of U.S. Taxes. Borrower agrees to pay to each Lender that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Taxes imposed with respect to such payment (or in lieu thereof, payment of such U.S. Taxes by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts shall not apply:

          (i) to any payment to any Lender hereunder unless such Lender is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 12.24(2)) and on the date of any change in the Applicable Lending Office of such Lender, either entitled to submit a Form W-8BEN (relating to such Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form W-8ECI (relating to all interest to be received by such Lender hereunder in respect of the Loans), or

          (ii) to any U.S. Taxes imposed solely by reason of the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

For the purposes hereof, (A) "U.S. Person" means a citizen, national or resident of the United States of America, a corporation, limited liability company, partnership or other entity created or organized in or under any laws of the United States of America or any state thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. Taxes" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "Form W-8BEN" means Form W-8BEN of the Department of the Treasury of the United States of America and (D) "Form W-8ECI" means Form W-8ECI of the Department of the Treasury of the United States of America. Each of the Forms referred to in the foregoing clauses (C) and (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

     (b) Evidence of Deduction, Etc. Within thirty (30) days after paying any amount to Administrative Agent or any Lender from which it is required by law to make any deduction or withholding, and within thirty (30) days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, Borrower shall deliver to Administrative Agent for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).

          (7) Replacement of Lenders. If any Lender requests compensation pursuant to Section 2.9(1) or 2.9(6), or any Lender's obligation to Continue Loans of any Type, or to Convert Loans of any Type into the other Type of Loan, shall be suspended pursuant to Section 2.9(2) or 2.9(3) (any such Lender requesting such compensation, or whose obligations are so suspended, being herein called a "Requesting Lender"), Borrower, upon three
     (3) Business Days notice, may require that such Requesting Lender transfer all of its right, title and interest under this Agreement and such Requesting Lender's Note to any bank or other financial institution (a "Proposed Lender") identified by Borrower that is reasonably satisfactory to Administrative Agent (i) if such Proposed Lender agrees to assume all of the obligations of such Requesting Lender hereunder, and to purchase all of such Requesting Lender's Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Requesting Lender's Loans, together with interest thereon to the date of such purchase (to the extent not paid by Borrower), and satisfactory arrangements are made for payment to such Requesting Lender of all other amounts accrued and payable hereunder to such Requesting Lender as of the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 2.9(5) as if all of such Requesting Lender's Loans were being prepaid in full on such date) and (ii) if such Requesting Lender has requested compensation pursuant to Section 2.9(1) or 2.9(6), such Proposed Lender's aggregate requested compensation, if any, pursuant to Section 2.9(1) or 2.9(6) with respect to such Requesting Lender's Loans is lower than that of the Requesting Lender. Subject to the provisions of Section 12.24(2), such Proposed Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements of Borrower contained in Sections 2.9(1), 2.9(6) and 12.5 (without duplication of any payments made to such Requesting Lender by Borrower or the Proposed Lender) shall survive for the benefit of such Requesting Lender under this Section 2.9(7) with respect to the time prior to such replacement.

     Section 2.10 Agency Fee. Until payment in full of all obligations under this Agreement and the other Loan Documents, Borrower shall pay to Administrative Agent, for its sole account, the Agency Fee in accordance with the Fee Letter.


                                    ARTICLE 3

                      INSURANCE, CONDEMNATION, AND IMPOUNDS

     Section 3.1 Insurance.

          (1) Borrower shall obtain and maintain, or cause to be maintained, Policies for Borrower and the Project providing at least the following coverages:

     (a) comprehensive all risk insurance, including but not limited to windstorm, on the improvements and the personal property, in each case (A) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, (B) containing an agreed amount endorsement with respect to the improvements and personal property waiving all coinsurance provisions; (C) providing for no deductible in excess of TWENTY FIVE THOUSAND AND 00/100 DOLLARS ($25,000), with the exception of wind, earthquake and flood which may carry a deductible no greater than 5% of the total insurable value of the Project; and
(D) providing law and ordinance coverage, including loss to the undamaged portion of the building, demolition and debris removal costs and increased cost of construction if any of the Improvements or the use of the Project shall at any time constitute legal non-conforming structures or uses in amounts as required by Administrative Agent. In the event that coverage is no longer carried on a blanket basis exceeding the Project's Full Replacement Cost, then the Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twelve (12) calendar months) at the request of Administrative Agent by an appraiser or contractor designated and paid by Borrower and approved by Administrative Agent, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Administrative Agent to request any such ascertainment shall relieve Borrower of any of its obligations under this Subsection;

     (b) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Project, such insurance (A) to be on an "occurrence" form with a combined single limit of not less than ONE MILLION AND 00/100 DOLLARS ($1,000,000) per occurrence and TWO MILLION AND 00/100 DOLLARS ($2,000,000) general aggregate (with a "per location" aggregate if on a blanket policy); (B) to continue at not less than the aforesaid limit until required to be changed by Administrative Agent in writing by reason of changed economic conditions making such protection inadequate and to be without any deductible or self-insured retention unless otherwise agreed to by Administrative Agent in its sole discretion; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all "insured contracts" as defined in the standard general liability policy; and (5) contractual liability covering the indemnities contained in Sections 5.4, 11.3 and 14.5 hereof, to the extent the same is available and falls within the definition of "insured contracts", subject to the normal exclusions and restrictions of a standard Commercial General Liability policy;

     (c) business income/loss of rents insurance (A) with loss payable to Administrative Agent (for the benefit of the Lenders); (B) covering all risks required to be covered by the insurance provided for in Section 3.1(1)(a), (d),
(f), (g) and (h) hereof; (C) in an amount equal to (or, in the case of blanket insurance, exceeding) 100% of the projected gross income from the Project (on an actual loss sustained basis) for a period continuing until the Restoration of the Project is completed; the amount of such business income/loss of rents insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Project for the succeeding twenty-four (24) month period and (D) containing an extended period of indemnity endorsement which provides that after the physical loss to the improvements and the personal property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date that the Project is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period. All insurance proceeds payable to Administrative Agent (for the benefit of the Lenders) pursuant to this Section 3.1(1)(c) shall be held by Administrative Agent and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Notes and this Agreement; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Notes and this Agreement except to the extent such amounts are actually paid out of the proceeds of such business income/loss of rents insurance;

     (d) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements and only if the property and liability coverage forms do not otherwise apply (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the insurance provided for in Section 3.1(1)(b), (j) and (k); and (B) the insurance provided for in Section 3.1(1)(a) shall be written in a so called builder's risk completed value form or equivalent coverage, including coverage for 100% of the total costs of construction (1) on a non reporting basis, (2) against Terrorism and all risks insured against pursuant to Section 3.1(1)(a), (c), (f), (g) and (h), (3) shall include permission to occupy the Project, and (4) shall contain an agreed amount endorsement waiving coinsurance provisions;

     (e) workers' compensation and employers liability in the amount of ONE MILLION AND 00/100 DOLLARS ($1,000,000), subject to the statutory limits of the state in which the Project is located (if applicable);

     (f) comprehensive boiler and machinery insurance, if applicable, in an amount equal to one hundred percent (100%) of the replacement costs of the equipment and the area surrounding the equipment or as shall be reasonably required by Administrative Agent on terms consistent with the commercial property insurance policy required under Section 3.1(1)(a);

     (g) if any portion of the improvements is at any time located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law (the "Flood Insurance Acts"), flood hazard insurance of the following types and in the following amounts (A) coverage under Policies issued pursuant to the Flood Insurance Acts (the "Flood Insurance Policies") in an amount equal to the maximum limit of coverage available for the Project under the Flood Insurance Acts plus (B) coverage under supplemental private Policies in an amount, which when added to the coverage provided under the Flood Act Policies with respect to the Project, is not less than the original principal balance of the Notes or such lower amount as Administrative Agent may require at its sole discretion;

     (h) if required by Administrative Agent, earthquake insurance in amounts and in form and substance reasonably satisfactory to Administrative Agent, provided that the insurance pursuant to this Section 3.1(1)(h) hereof shall be on terms consistent with the all risk insurance policy required under Section 3.1(1)(a) hereof, with the exception of the deductible which shall be no greater than 5% of the total insurable value of the Project;

     (i) crime coverage in an amount not less than Two Million and No/100 Dollars to ($2,000,000) protect against employee dishonesty and related incidents, with Administrative Agent named as loss payee (if applicable);

     (j) automobile liability coverage for all owned and non owned vehicles, including rented and leased vehicles containing minimum limits per occurrence, including umbrella coverage, of One Million and No/100 Dollars ($1,000,000.00) (if applicable);

     (k) umbrella/excess liability insurance in an amount not less than EIGHTY MILLION AND 00/100 DOLLARS ($80,000,000) per occurrence on terms consistent with the policies required under Section 3.1(1)(b) and (j) hereof;

     (l) so-called "dramshop" or other liability insurance required in connection with the sale or distribution of alcoholic beverages in amounts as required by Lender (if applicable);

     (m) such other insurance and in such amounts as Administrative Agent from time to time may request, and as such other insurance becomes available in the insurance market, against such other insurable hazards which at the time are required to be insured against by prudent lenders for property similar to the Project located in or around the region in which the Project is located.

In addition to, and without limiting the foregoing requirements, Borrower shall maintain all insurance policies required under the Ground Lease.

          (2) All insurance provided for in Section 3.1(1) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), in such forms and, from time to time after the date hereof, in such amounts as may be reasonably satisfactory to Administrative Agent, issued by financially sound and responsible insurance companies permitted to do business in the state in which the Project is located and reasonably approved by Administrative Agent. The Policies must be issued by either (A) an insurance company having, at all times relevant hereto, a claims paying ability/financial strength rating of "A" (or its equivalent) or better by at least two (2) Rating Agencies (one of which must be S&P), or (B) a syndicate of insurers through which (1) at least sixty percent (60%) of claims coverage shall be with one or more carriers having, at all times relevant hereto, a claims paying ability/financial strength rating of "A" (or its equivalent) or better by at least two (2) Rating Agencies (one of which must be S&P), and (2) the remainder (not to exceed forty percent (40%)) of claims coverage shall be with one or more carriers having a claims paying ability/financial strength rating of "BBB" (or its equivalent) or better by at least two (2) Rating Agencies (one of which must be S&P) (each such insurer satisfying the requirements of this
     Section 3.1(2) shall be referred to below as a "Qualified Insurer"). No Policy shall contain an exclusion from coverage under such Policy for loss or damage incurred as a result of an act of terrorism or similar acts of sabotage, provided that Borrower may obtain separate Terrorism Insurance coverage subject to and in accordance with the terms of this Section 3.1(2). Borrower will be required to maintain insurance against terrorism, terrorist acts or similar acts of sabotage ("Terrorism Insurance") with coverage amounts of not less than an amount equal to the full replacement cost of the improvements and the personal property plus business income (the "Terrorism Insurance Required Amount").

          (3) All Policies provided for or contemplated by Section 3.1(1) hereof, except for the Policy referenced in Section 3.1(1)(e), shall name Borrower as the Named Insured and shall name Administrative Agent (for the benefit of the Lenders) as additional insureds, as their respective interests may appear, and in the case of, but not limited to, property, terrorism, builder's risk (if applicable), boiler and machinery, earthquake and flood insurance, shall name Administrative Agent as Loss Payee and shall contain a so-called New York standard non-contributing mortgagee clause or its equivalent in favor of Administrative Agent providing that the loss thereunder shall be payable to Administrative Agent in accordance with the terms of this Agreement and shall otherwise be in form, substance and content reasonably acceptable to Administrative Agent.

          (4) All Policies provided for in Section 3.1(1) hereof shall contain clauses or endorsements to the effect that:

          (i) no act or negligence of Borrower, or anyone acting for Borrower, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Administrative Agent is concerned;

          (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or cancelled without at least 30 days' written notice to Administrative Agent and any other party named therein as an insured;

          (iii) each Policy shall provide that the issuers thereof shall give written notice to Administrative Agent if the Policy has not been renewed thirty (30) days prior to its expiration; and

          (iv) Administrative Agent shall not be liable for any insurance premiums thereon or subject to any assessments thereunder.

          (5) Not less than thirty (30) days prior to the expiration dates of the Policies theretofore furnished to Administrative Agent, certificates of insurance evidencing replacement or renewal Policies accompanied by evidence reasonably satisfactory to Administrative Agent of payment of the premiums due thereunder (the "Insurance Premiums") shall be delivered by Borrower to Administrative Agent. If at any time Administrative Agent is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Administrative Agent shall have the right, without notice to Borrower to take such action as Administrative Agent deems necessary to protect its interest in the Project, including, without limitation, the obtaining of such insurance coverage as Administrative Agent in its reasonable discretion deems appropriate, and all expenses incurred by Administrative Agent in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Administrative Agent upon demand and until paid shall be secured by the Mortgage and shall bear interest at the Default Rate.

          (6) In the event of a foreclosure of any of the Mortgage, or other transfer of title to the Project in extinguishment in whole or in part of the Loans all right, title and interest of Borrower in and to the Policies then in force and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Administrative Agent for the benefit of the Lenders or other transferee in the event of such other transfer of title.

          (7) Borrower shall not obtain (a) any umbrella or blanket liability or casualty Policy unless, in each case, such Policy is approved in advance in writing by Administrative Agent and Lenders' interest is included therein as provided in this Agreement, or (b) separate insurance concurrent in form or contributing in the event of loss with that required in Section 3.1(1) to be furnished by, or which may be required to be furnished by, Borrower. In the event Borrower obtains separate insurance or an umbrella or a blanket policy, Borrower shall notify Administrative Agent of the same and shall cause certified copies of each Policy to be delivered as required in
     Section 3.1(5).

          (8) Borrower shall give immediate written notice of any loss in excess of $100,000 to the insurance carrier and to Administrative Agent. Borrower hereby irrevocably authorizes and empowers Administrative Agent, as attorney in fact for Borrower coupled with an interest, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Administrative Agent's expenses incurred in the collection of such proceeds. Nothing contained in this Section 3.1(8), however, shall require Administrative Agent or any Lender to incur any expense or take any action hereunder.

          (9) Administrative Agent hereby acknowledges that, based upon the evidence of insurance provided to Administrative Agent by Borrower prior to the date hereof, to the best of Administrative Agent's knowledge, Borrower is in compliance with the requirements of this Section 3.1 as of the Closing Date.

     Section 3.2 Use and Application of Net Proceeds.

     The following provisions shall apply in connection with the Restoration of the Project:

          (1) If the Net Proceeds shall be less than the Threshold Amount and the costs of completing the Restoration shall be less than Threshold Amount, the Net Proceeds will be disbursed by Administrative Agent to Borrower upon receipt, provided that (a) no Potential Default, Event of Default and/or Low DSCR Trigger Event has occurred and is continuing and
     (b) Borrower delivers to Administrative Agent a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement.

          (2) If the Net Proceeds are equal to or greater than Threshold Amount or the costs of completing the Restoration is equal to or greater than Threshold Amount Administrative Agent shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Section 3.2. The term "Net Proceeds" shall mean: (i) the net amount of all insurance proceeds received by Administrative Agent pursuant to Section 3.1(1)(a),
     (d), (f), (g) and (h) as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Insurance Proceeds"), or (ii) the net amount of the Award, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Condemnation Proceeds"), whichever the case may be.

     (a) The Net Proceeds shall be made available to Borrower for Restoration provided that each of the following conditions are met:

          (i) no Potential Default or Event of Default shall have occurred and be continuing;

          (ii) (1) in the event the Net Proceeds are Insurance Proceeds, less than fifty percent (50%) of the gross leasable area of the improvements on the Project has been damaged, destroyed or rendered unusable as a result of such Casualty or (2) in the event the Net Proceeds are Condemnation Proceeds, less than ten percent (10%) of the land constituting the Project is taken, and such land is located along the perimeter or periphery of the Project;

          (iii) Leases demising in the aggregate a percentage amount equal to or greater than sixty percent (60%) of the total rentable space in the Project which has been demised under executed and delivered leases in effect as of the date of the occurrence of such fire or other casualty or taking, whichever the case may be, shall remain in full force and effect during and after the completion of the Restoration, notwithstanding the occurrence of any such Casualty or Condemnation, whichever the case may be;

          (iv) Borrower shall commence the Restoration as soon as reasonably practicable and shall diligently pursue the same to satisfactory completion in compliance with all applicable laws, including, without limitation, all applicable Environmental Laws;

          (v) Administrative Agent shall be reasonably satisfied that any operating deficits, including all scheduled payments of principal and interest under the Notes, which will be incurred with respect to the Project as a result of the occurrence of any such Casualty or Condemnation, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Section 3.1(1)(c), if applicable, and (3) by other funds of Borrower;

          (vi) Administrative Agent shall be reasonably satisfied that the Restoration will be substantially completed in accordance with applicable laws so that the tenants can legally and physically occupy their space on or before the earliest to occur of (1) three (3) months prior to the Maturity Date, (2) twelve (12) months after the occurrence of such Casualty or Condemnation, or
               (3) such time as may be required under applicable law, in order to repair and restore the Project to the condition it was in immediately prior to such Casualty or Condemnation or (4) the expiration of the insurance coverage referred to in Section 3.1(1)(c);

          (vii) the Project and the use thereof after the Restoration will be in compliance with and permitted under all applicable laws;

          (viii) Administrative Agent shall be satisfied that the Debt Service Coverage Ratio after the completion of the Restoration shall be equal to or greater than the lesser of 1.45 to 1.00 or the Debt Service Coverage Ratio immediately prior to the Casualty or Condemnation, as applicable;

          (ix) such Casualty or Condemnation, as applicable, does not result in the total and permanent (following the Restoration) loss of access to the Project or the related improvements;

          (x) Borrower shall deliver, or cause to be delivered, to Administrative Agent a signed detailed budget approved in writing by Borrower's architect or engineer stating the entire cost of completing the Restoration, which budget shall be reasonably acceptable to Administrative Agent;

          (xi) the Net Proceeds together with any cash or letter of credit deposited by Borrower with Administrative Agent are sufficient in Administrative Agent's reasonable discretion to cover the cost of the Restoration; and

          (xii) the Management Agreement in effect as of the date of the occurrence of such Casualty or Condemnation, whichever the case may be, shall (1) remain in full force and effect during the Restoration and shall not otherwise terminate as a result of the Casualty or Condemnation or the Restoration or (2) if terminated, shall have been replaced with a replacement Management Agreement with a replacement Manager approved by Administrative Agent, prior to the opening or reopening of the Project or any portion thereof for business with the public.

     (b) The Net Proceeds shall be held by Administrative Agent in an interest bearing account (with interest to be available to Borrower to the same extent as Net Proceeds are made available pursuant to the terms of this Section 3.2) and, until disbursed in accordance with the provisions of this Section 3.2, shall constitute additional security for the Loans and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Administrative Agent to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence reasonably satisfactory to Administrative Agent that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full (less Casualty Retainage), (B) all conditions precedent set forth in Section 3.2(2)(a) have been satisfied, and (C) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other Liens or encumbrances of any nature whatsoever on the Project which have not either been fully bonded to the reasonable satisfaction of Administrative Agent and discharged of record or in the alternative fully insured to the reasonable satisfaction of Administrative Agent by the title company issuing the title insurance policy.

     (c) All plans and specifications required in connection with the Restoration, the cost of which is greater than the Threshold Amount, shall be subject to prior review and acceptance (which shall not be unreasonably withheld, conditioned or delayed) in all material respects by Administrative Agent and by an independent consulting engineer (the "Casualty Consultant") selected by Administrative Agent and approved by Borrower, such approval not to be unreasonably withheld, conditioned or delayed. Administrative Agent shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration the cost of which is greater than the Threshold Amount, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Administrative Agent and the Casualty Consultant, such acceptance not to be unreasonably withheld. All costs and expenses incurred by Administrative Agent in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

     (d) In no event shall Administrative Agent be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "Casualty Retainage" shall mean an amount equal to (i) ten percent (10%) of the first fifty percent (50%) of the costs actually incurred for work in place as part of the Restoration, and (ii) five percent (5%) of the remainder of the costs actually incurred for work in place as part of the Restoration, in each case as certified by the Restoration Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 3.2(2), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration (but shall not be duplicative of such amounts actually held back by Borrower). The Casualty Retainage shall not be released until the Casualty Consultant certifies to Administrative Agent that the Restoration has been completed (subject to punchlist items and non-material items of work) in accordance with the provisions of this Section 3.2 and that all approvals necessary for the re-occupancy and use of the Project have been obtained from all appropriate Governmental Authorities, and Administrative Agent receives evidence reasonably satisfactory to Administrative Agent that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage; provided, however, that Administrative Agent will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Administrative Agent that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Administrative Agent or by the title company issuing the title insurance policy for the Project, and receives an endorsement to such title insurance policy insuring the continued priority of the Lien of the Mortgage and evidence of payment of any premium payable for such endorsement. The release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman, if and to the extent such approval is required by the terms of the applicable payment or performance bond.

     (e) Administrative Agent shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

     (f) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Administrative Agent in consultation with the Casualty Consultant, if any, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency"), either in cash or a letter of credit, with Administrative Agent before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with

Administrative Agent shall be held by Administrative Agent in the Casualty/Taking Account in accordance with the Cash Management Agreement and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to Section 3.2 hereof shall constitute additional security for the Loans and other obligations under the Loan Documents.

     (g) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Administrative Agent after the Casualty Consultant certifies to Administrative Agent that the Restoration has been completed in accordance with the provisions of Section 3.2, hereof and the receipt by Administrative Agent of evidence reasonably satisfactory to Administrative Agent that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Administrative Agent to Borrower, provided no Event of Default shall have occurred and shall be continuing.

          (3) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 3.2(2)(g) hereof may be retained and applied by Administrative Agent toward the payment of the Loans (without any prepayment premium) whether or not then due and payable in the manner provided in Section 2.4(6) (or, if an Event of Default has occurred and is continuing, in such order, proportion and priority as Administrative Agent may determine in its sole and absolute discretion) or, at the sole and absolute discretion of Administrative Agent, the same may be paid, either in whole or in part, to Borrower for such purposes as Administrative Agent shall approve, in its sole and absolute discretion. If Administrative Agent shall receive and retain Net Proceeds, the Lien of the Mortgage shall be reduced only by the amount thereof received and retained by Administrative Agent and actually applied by Administrative Agent in reduction of the Loans.

     Section 3.3 Casualty and Condemnation.

     (a) If the Project shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "Casualty"), Borrower shall give prompt notice of such damage to Administrative Agent and shall promptly commence and diligently prosecute the completion of the Restoration of the Project as nearly as possible to the condition the Project was in immediately prior to such Casualty, with such alterations as may be reasonably approved by Administrative Agent and otherwise in accordance with Section 3.2 hereof. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance (provided that, if Net Proceeds are required to be made available to Borrower for Restoration pursuant to the terms of Section 3.2 hereof, they are made available to Borrower for Restoration). Administrative Agent may, but shall not be obligated to, make proof of loss if not made promptly by Borrower.

     (b) Borrower shall promptly give Administrative Agent notice of the actual commencement (or threat in writing) of any proceeding for the Condemnation of all or any part of the Project and shall deliver to Administrative Agent copies of any and all papers served in connection with such proceedings (or received relating to such threatened proceedings). Administrative Agent may participate in any such proceedings, and Borrower shall, from time to time, deliver to Administrative Agent all instruments reasonably requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Administrative Agent, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi public authority through Condemnation or otherwise (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Loans at the time and in the manner provided for its payment in the Notes and in this Agreement and the Loans shall not be reduced until any Award shall have been actually received and applied by Administrative Agent, after the deduction of expenses of collection, to the reduction or discharge of the Loans. Administrative Agent and the Lenders shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Notes. If the Project or any portion thereof is taken by a condemning authority, Borrower shall, promptly commence and diligently prosecute the Restoration of the Project and otherwise comply with the provisions of
Section 3.2 hereof. If the Project is sold, through foreclosure or otherwise, prior to the receipt by Administrative Agent of the Award, Administrative Agent shall have the right, whether or not a deficiency judgment on the Notes shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Loans.


                                    ARTICLE 4

                     RESERVES; COLLATERAL LETTERS OF CREDIT

     Section 4.1 Real Estate Tax and Insurance Reserve Fund.

          (1) Deposits. Upon the commencement and during the continuance of a Low DSCR Trigger Period, on each Payment Date, Borrower shall (except to the extent such amounts have already been deposited in the Tax and Insurance Reserve Account pursuant to Section 2.7(3)(i)) deposit with Administrative Agent, for deposit in the Tax and Insurance Reserve Account,
     (i) a monthly amount, as determined by Administrative Agent, which will be sufficient to accumulate with Administrative Agent thirty (30) days prior to each due date therefor sufficient funds to pay all real estate taxes which Administrative Agent estimates will be payable during the next ensuing twelve (12) months, and (ii) a monthly amount, as reasonably determined by Administrative Agent, which will be sufficient to accumulate in the Tax and Insurance Reserve Account thirty (30) days prior to the expiration of the insurance policies which Administrative Agent estimates will be payable for the renewal of the coverage afforded by the insurance policies during the next ensuing twelve (12) months (said amounts in clauses (i) and (ii) above, together with any amount already on deposit in the Tax and Insurance Reserve Account as set forth in the first sentence of this Section 4.1(1), being, collectively, the "Tax and Insurance Reserve Fund"). If at any time Administrative Agent reasonably determines that the Tax and Insurance Reserve Fund is not or will not be sufficient to pay real estate taxes and insurance premiums by the dates set forth in clauses (i) and (ii) above, Administrative Agent shall notify Borrower of such determination and Borrower shall increase its monthly payments to

     Administrative Agent by the amount that Administrative Agent estimates is sufficient to make up the deficiency thirty (30) days prior to delinquency of the real estate taxes and/or thirty (30) days prior to expiration of the insurance policies, as the case may be.

          (2) Disbursements. Borrower shall furnish Administrative Agent with
     (i) bills for the charges for which such deposits are required and (ii) a disbursement request (in a form reasonably satisfactory to Administrative Agent), executed by an authorized officer of Borrower, at least thirty (30) days prior to the date on which the charges become delinquent. Provided that no Event of Default has occurred and is continuing, Administrative Agent will direct the Depository Bank to apply the Tax and Insurance Reserve Fund to payments of insurance premiums and real estate taxes required to be made by Borrower pursuant to Sections 3.1 and 9.2, respectively, and under the Mortgage but not, in any event, earlier than ten (10) days prior to the due dates thereof and, in any event, only to the extent sufficient funds are then available in the Tax and Insurance Reserve Fund. In making any payment relating to the Tax and Insurance Reserve Fund, the Depository Bank may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to real estate taxes) or insurer or agent (with respect to insurance premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof unless said bill, statement or estimate is obviously incorrect. If the amount of the Tax and Insurance Reserve Fund shall exceed the amounts due for real estate taxes and insurance premiums pursuant to Sections 3.1 and 9.2, respectively, Administrative Agent shall, in its sole and absolute discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Reserve Fund. Provided that on the date that said real estate taxes are due and payable, no Event of Default has occurred and is continuing and sufficient funds are on deposit in the Tax and Insurance Reserve Fund to pay real estate taxes, Borrower shall not be liable to pay and shall not be charged with any late charges, interest and/or penalties imposed by or payable to any Governmental Authority as a result of the Depository Bank's failure to pay real estate taxes prior to the date that same become delinquent.

          (3) Release. Provided no Event of Default has occurred and is continuing, any funds held in the Tax and Insurance Reserve Fund shall be released to Borrower upon the occurrence of a Low DSCR Release Event and, in such event Borrower shall no longer be required to cause any amounts to be deposited into the Tax and Insurance Reserve Account unless a Low DSCR Trigger Event occurs with respect to any future calendar quarter.

     Section 4.2 Ground Rent Reserve Account.

          (1) Deposits. Upon the occurrence and during the continuance of a Low DSCR Trigger Period, on each Payment Date, Borrower shall deposit with Administrative Agent, for deposit in the Ground Rent Reserve Account, a monthly amount, as reasonably determined by Administrative Agent, which will be sufficient to accumulate in the Ground Rent Reserve Account thirty
     (30) days prior to the due date therefor, sufficient funds to pay all rent and other amounts payable by Borrower under the Ground Lease which Administrative Agent estimates will be payable during the next ensuing twelve (12) months (said amount being the "Ground Rent Reserve Fund"). If at any time Administrative Agent reasonably determines that the Ground Rent Reserve Fund is not or will not be sufficient to pay all rent and other amounts payable by Borrower under the Ground Lease by the dates set forth above, Administrative Agent shall notify Borrower of such determination and Borrower shall increase its monthly payments to Administrative Agent by the amount that Administrative Agent estimates is sufficient to make up the deficiency thirty (30) days prior to delinquency of such rent and other amounts payable by Borrower under the Ground Lease.

          (2) Disbursement. Borrower shall furnish Administrative Agent with (i) bills or other evidences reasonably acceptable to Administrative Agent of the amounts for which such deposits are required and (ii) a disbursement request (in a form reasonably satisfactory to Administrative Agent), executed by an authorized officer of Borrower, at least thirty (30) days prior to the date on which such amounts first become due and payable under the Ground Lease. Provided that no Event of Default has occurred and is continuing, Administrative Agent will direct the Depository Bank to apply the Ground Rent Reserve Fund to payments of rent and other amounts payable by Borrower under the Ground Lease but not, in any event, earlier than ten
     (10) days prior to the due dates thereof and, in any event, only to the extent sufficient funds are then available in the Ground Rent Reserve Fund. In making any payment relating to the Ground Rent Reserve Fund, the Depository Bank may do so according to any bill or other evidence of the amounts due as Borrower shall have provided as required above, without inquiry into the accuracy of such bill or other evidence. If the amount of the Ground Rent Reserve Fund shall exceed the amounts required to pay all rent and other amounts payable by Borrower under the Ground Lease, Administrative Agent shall, in its sole and absolute discretion, return any excess to Borrower or credit such excess against future payments to be made to the Ground Rent Reserve Fund.

          (3) Release. Provided no Event of Default has occurred and is continuing, any funds held in the Ground Rent Reserve Fund shall be released to Borrower upon the occurrence of a Low DSCR Release Event and, in such event Borrower shall no longer be required to cause any amounts to be deposited into the Ground Rent Reserve Account unless a Low DSCR Trigger Event occurs with respect to any future calendar quarter.

     Section 4.3 Intentionally Omitted.

     Section 4.4 Low DSCR Reserve Fund.


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

          (1) Deposits. During any Low DSCR Trigger Period, Borrower shall cause such amounts to be deposited in the Low DSCR Account as are required to be deposited therein pursuant to Section 2.7 hereof and pursuant to the Cash Management Agreement (said amounts being, collectively, the "Low DSCR Reserve Fund"), which amounts shall constitute additional collateral for the Loans.

          (2) Cure of Low DSCR Trigger Event. Upon the occurrence of a Low DSCR Trigger Event, Borrower shall have the right, on or before the date which is ten (10) days after the date of any such determination (but in any event within fifty (50) days after the end of the applicable calendar quarter) to either (a) make a payment (a "Low DSCR Cure Prepayment") in reduction of the outstanding principal amount of the Loans in an amount reasonably determined by Administrative Agent (together with all applicable breakage costs or other charges, if any, provided for herein) such that after giving effect to such payment, the Debt Service Coverage Ratio would have been at least 1.45:1.00 as of the end of the applicable calendar quarter had such prepayment been made as of the first day of such calendar quarter; or (b) make a deposit of cash with Administrative Agent, and/or deliver a Collateral Letter of Credit to Administrative Agent as additional collateral for the Notes and Borrower's other obligations under the Loan Documents (such cash or Collateral Letter of Credit, a "Low DSCR Cure Delivery"), in each case, in an amount reasonably determined by Administrative Agent such that if the amount so deposited were used to make a principal prepayment, the Debt Service Coverage Ratio would have been at least 1.45:1.00 as of the end of the applicable calendar quarter had such prepayment been made as of the first day of such calendar quarter; provided, however, that Borrower shall only be permitted to cure a Low DSCR Trigger Event by delivery of a Low DSCR Cure Delivery pursuant to clause
     (b) of this Section 4.4(2) two (2) times during the term of the Loans and any other cure of a Low DSCR Trigger Event by Borrower pursuant to this
     Section 4.4(2) must be accomplished pursuant to clause (a) hereof. Any cash Low DSCR Cure Delivery and the proceeds of any Collateral Letter of Credit Low DSCR Cure Delivery shall be deposited by Administrative Agent in the Additional Cash Collateral Account as additional collateral for all obligations under this Agreement and the other Loan Documents, to be applied in accordance with Section 4.8 below, and shall be subject to the terms of the Cash Management Agreement, including the security interest granted by Borrower therein pursuant to the Cash Management Agreement.

          (3) Release. Provided no Event of Default has occurred and is continuing, any funds held in the Low DSCR Account delivered pursuant to
     Section 4.4(1) shall be released to Borrower upon the occurrence of a Low DSCR Release Event and, in such event Borrower shall no longer be required to cause any amounts to be deposited into the Low DSCR Account unless a Low DSCR Trigger Event occurs with respect to any future calendar quarter. Provided no Event of Default has occurred and is continuing, any cash Low DSCR Cure Delivery and the proceeds of any Collateral Letter of Credit Low DSCR Cure Delivery held in the Additional Collateral Account pursuant to
     Section 4.4(2) and any undrawn Collateral Letters of Credit delivered


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

     pursuant to Section 4.4(2) shall be released to Borrower when the Debt Service Coverage Ratio, as determined as of the end of each calendar quarter, shall be at or above 1.45:1.00 for at least two (2) consecutive calendar quarters and, in such event Borrower shall no longer be required to cause any amounts to be deposited into the Additional Collateral Account pursuant to Section 4.4(2) unless a Low DSCR Trigger Event occurs with respect to any future calendar quarter.

          (4) Application to Obligations. If at any time a Low DSCR Trigger Event occurs and a Low DSCR Release Event does not occur within two (2) calendar quarters after such Low DSCR Trigger Event, then, Administrative Agent, at its option, may withdraw any amounts on deposit in the Low DSCR Account and apply such funds to payment of the Loans in the manner provided in Section 2.4(6) or, if an Event of Default has occurred and is continuing, in such order, proportion and priority as Administrative Agent may determine in its sole and absolute discretion. Administrative Agent's right to withdraw and apply such funds shall be in addition to all other rights and remedies provided to Administrative Agent on behalf of the Lenders under the Loan Documents.

     Section 4.5 Intentionally Omitted.

     Section 4.6 Required Repair Reserve Fund.

          (1) Deposits. Borrower shall perform the repairs at the Project, as more particularly set forth on Schedule 4.6 hereto (such repairs hereinafter referred to as "Required Repairs") in a good and workmanlike manner free and clear of all Liens whether or not the Required Repair Reserve Fund is sufficient to cover all of the costs required to make the Required Repairs. Borrower shall substantially complete the Required Repairs on or before the required deadline for each repair as set forth on
     Schedule 4.6, subject however to extension for force majeure. On the Closing Date, Borrower shall deposit $227,198 (the "Required Repair Reserve Fund") with Administrative Agent to perform the Required Repairs for the Project, which amount shall be deposited in the Required Repair Reserve Account.

          (2) Disbursements. Administrative Agent will cause the Depository Bank to transfer amounts credited to the Required Repair Reserve Fund to Borrower's account to pay or reimburse Borrower for the costs incurred by Borrower in connection with the Required Repairs from time to time on a monthly basis upon satisfaction by Borrower of each of the following conditions: (i) Borrower shall submit a written request for payment to Administrative Agent at least ten (10) Business Days prior to the date on which Borrower requests such payment be made and specifies the Required Repairs to be paid, (ii) on the date such request is received by Administrative Agent and on the date such payment is to be made, no Event of Default shall exist and remain uncured, (iii) Administrative Agent shall have received a certificate from Borrower (A) stating that all Required Repairs to be funded by the requested disbursement have been completed in a good and workmanlike manner and substantially in accordance with all applicable laws, such certificate to be accompanied by a copy of any license, permit or other approval by any Governmental Authority required to commence and/or complete such Required Repairs, (B) identifying each Person that supplied materials or labor in connection with the Required Repairs to be funded by the requested disbursement, and (C) stating that each such Person has been paid in full or will be paid in full upon such disbursement, such certificate to be accompanied by lien waivers or other evidence of payment reasonably satisfactory to Administrative Agent, (iv) Administrative Agent shall have received such other evidence as Administrative Agent shall reasonably request that the Required Repairs to be funded by the requested disbursement have been completed and are paid for or will be paid upon such disbursement to Borrower, (v) Administrative Agent shall not be required to approve any costs for a particular Required Repair which exceeds the portion of the Required Repair Reserve Fund allocated to such Required Repair on Schedule 4.6, and (vi) Administrative Agent may require an inspection of the Project at Borrower's expense prior to making a monthly disbursement in order to verify completion of the Required Repair for which reimbursement is sought and, if any such inspection is so required, the same shall be completed with reasonable diligence. In addition, if required by Administrative Agent, Borrower shall deliver to Administrative Agent, in connection with any disbursement to pay or reimburse Borrower for any costs incurred under a contract that requires payment by Borrower of an aggregate of more than $50,000 (whether or not the individual payment exceeds such amount), copies of lien waivers and releases from the general contractor under the applicable contract in connection with the requested disbursement. Administrative Agent shall not be required to make disbursements from the Required Repair Account unless such requested disbursement is in an amount greater than $25,000 (or a lesser amount if the total amount in the Required Repair Account is less than $25,000, in which case only one disbursement of the amount remaining in the account shall be made) and such disbursement shall be made only upon satisfaction of each condition contained in this Section 4.6. Upon completion of the Required Repairs, any funds remaining on deposit in the Required Repair Reserve Account shall be promptly disbursed to Borrower.

     Section 4.7 Reserve Funds and Security Accounts Generally.

          (1) Grant of Security Interest. Borrower hereby grants a perfected first priority security interest in favor of Administrative Agent for the ratable benefit of the Lenders in each Reserve Fund and Security Account established by or for it hereunder and all financial assets and other property and sums at any time held, deposited or invested therein, and all security entitlements and investment property relating thereto, together with any interest or other earnings thereon, and all proceeds thereof, whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities (collectively, "Reserve Account Collateral"), together with all rights of a secured party with respect thereto (even if no further documentation is requested by Administrative Agent or the Lenders or executed by Borrower).

          (2) Borrower covenants and agrees:

     (A) to do all acts that may be reasonably necessary to maintain, preserve and protect Reserved Account Collateral;

     (B) to pay promptly when due all material taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Reserved Account Collateral;

     (C) to appear in and defend any action or proceeding which may materially and adversely affect Borrower's title to or Administrative Agent's interest in the Reserved Account Collateral;

     (D) following the creation of each Reserve Fund and Security Account established by or for Borrower and the initial funding thereof, other than to Administrative Agent pursuant to this Agreement or the Cash Management Agreement, not to transfer, assign, sell, surrender, encumber, mortgage, hypothecate, or otherwise dispose of any of the Reserve Account Collateral or rights or interests therein, and to keep the Reserve Account Collateral free of all levies and security interests or other liens or charges except the security interest in favor of Administrative Agent granted hereunder;

     (E) to account fully for and promptly deliver to Administrative Agent, in the form received, all documents, chattel paper, instruments and agreements constituting the Reserve Account Collateral hereunder, endorsed to Administrative Agent or in blank, as requested by Administrative Agent, and accompanied by such powers as appropriate and until so delivered all such documents, instruments, agreements and proceeds shall be held by Borrower in trust for Administrative Agent, separate from all other property of Borrower; and

     (F) from time to time upon request by Administrative Agent, to furnish such further assurances of Borrower's title with respect to the Reserve Account Collateral, execute such written agreements, or do such other acts, all as may be reasonably necessary to effectuate the purposes of this agreement or as may be required by law, or in order to perfect or continue the first-priority lien and security interest of Administrative Agent in the Reserve Account Collateral.

          (3) Rights on Event of Default. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent, at its option, may withdraw the Reserve Funds and the other funds in the Security Accounts and apply such funds to the items for which the Reserve Funds were established or to payment of the Loans in such order, proportion and priority as Administrative Agent may determine in its sole and absolute discretion. Administrative Agent's right to withdraw and apply such funds shall be in addition to all other rights and remedies provided to Administrative Agent on behalf of the Lenders under the Loan Documents.

          (4) Prohibition Against Further Encumbrance. Borrower shall not, without the prior consent of Administrative Agent, further pledge, assign or grant any security interest in the Reserve Funds or the Security Accounts or permit any Lien to attach thereto, or any levy to be made thereon, or any Uniform Commercial Code financing statements, except those naming Administrative Agent on behalf of the Lenders as the secured party, to be filed with respect thereto.

          (5) Release of Reserve Funds. Any amount remaining in the Reserve Funds and the Security Accounts after the Loans have been paid in full shall be promptly returned to Borrower.

     Section 4.8 Collateral Letters of Credit. With respect to any Collateral Letter of Credit which Borrower may furnish or cause to be furnished to Administrative Agent in accordance with the terms of this Agreement or any of the other Loan Documents:

          (1) Administrative Agent will be entitled, among other things, to make one or more draws by presentment thereof to the issuing bank accompanied only by Administrative Agent's clean sight-draft, it being intended that the issuing bank shall have no right to inquire as to Administrative Agent's right to draw upon such Collateral Letter of Credit;

          (2) Administrative Agent shall be entitled, among other things, to draw upon each Collateral Letter of Credit, in whole, or in part from time to time, upon the occurrence and during the continuance of any Event of Default or under the other circumstances under which a draw shall be permitted under the Loan Documents or the Collateral Letter of Credit;

          (3) Administrative Agent shall have the right to draw upon any Collateral Letter of Credit within thirty (30) days prior to the expiration date of such Collateral Letter of Credit and each renewal and extension thereof unless, prior to such expiration date of such Collateral Letter of Credit and each renewal and extension thereof, Borrower shall have furnished a replacement, extension or renewal Collateral Letter of Credit, acceptable to Administrative Agent, it being the intent hereof that at no time shall the unexpired term of any Collateral Letter of Credit be less than thirty (30) days. If Administrative Agent draws upon a Collateral Letter of Credit pursuant to the terms of this subsection (3), then Administrative Agent shall hold the proceeds thereof in the Additional Cash Collateral Account as additional collateral for all obligations under this Agreement and the other Loan Documents, to be applied in accordance with subsections (4) and (5) below.

          (4) Administrative Agent shall also be entitled to draw upon a Collateral Letter of Credit if Administrative Agent believes that its rights to draw on such Collateral Letter of Credit could be in jeopardy.

     Without limiting the foregoing, Administrative Agent shall also be entitled to draw on a Collateral Letter of Credit if the credit rating or financial condition of the issuing bank is no longer meets the minimum rating contained in the definition of Collateral Letter of Credit. Following a draw by Administrative Agent on a Collateral Letter of Credit solely because of the deterioration of the creditworthiness of the issuing bank, Administrative Agent will deposit such proceeds in the Additional Cash Collateral Account as security for the purposes for which such Letter of Credit was delivered and Administrative Agent shall be entitled to draw upon such proceeds to the same extent it would have been entitled to make a draw under the applicable Letter of Credit. Administrative Agent shall direct the Depository Bank to disburse such proceeds to Borrower provided
     (i) Borrower delivers to Administrative Agent a replacement Collateral Letter of Credit within ten (10) days of Administrative Agent's draw, (ii) there exists no Event of Default or Potential Default, and (iii) Borrower pays all of Administrative Agent's fees and expenses in connection with such draw and disbursement.

          (5) No draw by Administrative Agent on any Collateral Letter of Credit shall cure or be deemed to cure any Event of Default or limit in any respect any of Administrative Agent's or the Lenders' remedies under the Loan Documents, it being understood that Administrative Agent's and the Lenders' rights and remedies hereunder shall be cumulative and Administrative Agent and the Lenders shall have no obligations to apply the proceeds of any draw to missed installments or other amounts then due and unpaid under the Loans. Proceeds of any draw upon a Collateral Letter of Credit (after reimbursement of any costs and expenses, including attorneys' fees and reimbursements, incurred by Administrative Agent in connection with such draw) may be applied by Administrative Agent to the payment of the Loans in such manner as Administrative Agent may determine. No delay or omission of Administrative Agent or the Lenders in exercising any right to draw on a Collateral Letter of Credit shall impair any such right, or shall be construed as a waiver of, or acquiescence in, any Event of Default.

          (6) Administrative Agent shall, upon request, release its rights in any Collateral Letters of Credit and surrender such Collateral Letters of Credit to the issuing bank upon the payment in full of all Loans.


                                    ARTICLE 5

                              ENVIRONMENTAL MATTERS

     Section 5.1 Certain Definitions. As used herein, the following terms have the meanings indicated:

          (1) "Environmental Claim" means, with respect to any Person, any written request for information by a Governmental Authority, or any written notice, notification, claim, administrative, regulatory or judicial action, suit, judgment, demand or other written communication by any Person or Governmental Authority alleging or asserting liability with respect to Borrower or the Project, whether for damages, contribution, indemnification, cost recovery, compensation, injunctive relief, investigatory, response, remediation, damages to natural resources, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, use or release into the environment of any Hazardous Materials originating at or from, or otherwise affecting, the Project, (ii) any fact, circumstance, condition or occurrence forming the basis of any violation, or alleged violation, of any Environmental Law by Borrower or otherwise affecting the health, safety or environmental condition of the Project or (iii) any alleged injury or threat of injury to the environment by Borrower or otherwise affecting the Project.

          (2) "Environmental Laws" means any federal, state or local law (whether imposed by statute, or administrative or judicial order, or common law), now or hereafter enacted, governing health, safety, industrial hygiene, the environment or natural resources, or Hazardous Materials, including, such laws governing or regulating the use, generation, storage, removal, recovery, treatment, handling, transport, disposal, control, discharge of, or exposure to, Hazardous Materials.

          (3) "Environmental Liens" has the meaning assigned to such term in
     Section 5.3(4).

          (4) "Environmental Loss" means any losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including but not limited to strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, costs of remediation (whether or not performed voluntarily), amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs, reasonable attorneys' fees and expenses, engineers' fees, environmental consultants' fees, and investigation costs (including but not limited to costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards relating to Hazardous Materials, Environmental Claims, Environmental Liens and violation of Environmental Laws.

          (5) "Hazardous Materials" means (a) petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or by product thereof, (b) asbestos or asbestos containing materials, (c) polychlorinated biphenyls (pcbs), (d) radon gas, (e) underground storage tanks, (f) any explosive or radioactive substances, (g) lead or lead-based paint, (h) mold, or (i) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any Governmental Authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws.

     Section 5.2 Representations and Warranties on Environmental Matters. Borrower represents and warrants to Administrative Agent and the Lenders that, to Borrower's knowledge, except as set forth in the Site Assessment, (1) no Hazardous Material is now or was formerly used, stored, generated, manufactured, installed, treated, discharged, disposed of or otherwise present at or about the Project or any property adjacent to the Project (except for cleaning and other products currently used in connection with the maintenance, repair or operation of the Project in full compliance with Environmental Laws), (2) all permits, licenses, approvals and filings required by Environmental Laws have been obtained, and the use, operation and condition of the Project do not, and did not previously, violate any Environmental Laws, (3) no civil, criminal or administrative action, suit, claim, hearing, investigation or proceeding has been brought or been threatened, nor have any settlements been reached by or with any parties or any Liens imposed in connection with the Project concerning Hazardous Materials or Environmental Laws and (4) no underground storage tanks exist at the Project.

     Section 5.3 Covenants on Environmental Matters.

          (1) Borrower shall (a) comply in all respects with applicable Environmental Laws; (b) notify Administrative Agent immediately upon Borrower's discovery of any spill, discharge, release or presence of any Hazardous Material at, upon, under, within, contiguous to or otherwise affecting the Project (except for cleaning and other products used in connection with the maintenance, repair or operation of the Project in full compliance with Environmental Laws); (c) to the extent required by applicable Environmental Laws, promptly remove any Hazardous Materials and remediate the Project in full compliance with Environmental Laws and in accordance with the recommendations and specifications of an independent environmental consultant approved by Administrative Agent; and (d) promptly forward to Administrative Agent copies of all orders, notices, permits, applications or other communications and reports in connection with any spill, discharge, release or the presence of any Hazardous Material or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect the Project or Borrower.

          (2) Borrower shall not cause, shall prohibit any other Person within the control of Borrower from causing, and shall use prudent, commercially reasonable efforts to prohibit other Persons (including tenants) from causing (a) any spill, discharge or release, or the use, storage, generation, manufacture, installation, or disposal, of any Hazardous Materials at, upon, under, within or about the Project or the transportation of any Hazardous Materials to or from the Project (except for cleaning and other products used in connection with the maintenance, repair or operation of the Project in full compliance with Environmental
     Laws), (b) any underground storage tanks to be installed at the Project, or
     (c) any activity that requires a permit or other authorization under Environmental Laws to be conducted at the Project without Administrative Agent's prior written consent.

          (3) Borrower shall provide to Administrative Agent, at Borrower's expense promptly upon the written request of Administrative Agent from time to time, a Site Assessment or, if required by Administrative Agent, an update to any existing Site Assessment, to assess the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, cleanup or removal of any Hazardous Materials found on, under, at or within the Project. Borrower shall pay the cost of no more than one such Site Assessment or update in any twelve (12) month period, unless Administrative Agent's request for a Site Assessment is based on information provided under Section 5.3(1), a reasonable suspicion of Hazardous Materials at or near the Project, a breach of representations under Section 5.2, or an Event of Default, in which case any such Site Assessment or update shall be at Borrower's expense.

          (4) Environmental Notices. Borrower shall promptly provide notice to Administrative Agent of:

     (a) all Environmental Claims asserted or threatened against Borrower or any other party occupying the Project or any portion thereof or against the Project which become known to Borrower;

     (b) the discovery by Borrower of any occurrence or condition on the Project or on any real property adjoining or in the vicinity of the Project which could reasonably be expected to lead to an Environmental Claim against Borrower, Administrative Agent or any of the Lenders;

     (c) the commencement or completion of any remediation at the Project; and

     (d) any Lien or other encumbrance imposed pursuant to any Environmental Law "Environmental Liens".

In connection therewith, Borrower shall transmit to Administrative Agent copies of any citations, orders, notices or other written communications received from any Person and any notices, reports or other written communications submitted to any Governmental Authority with respect to the matters described above.

     Section 5.4 Allocation of Risks and Indemnity. As between Borrower, Administrative Agent and the Lenders, all risk of loss associated with non-compliance with Environmental Laws, or with the presence of any Hazardous Material at, upon, within, contiguous to or otherwise affecting the Project, shall lie solely with Borrower. Accordingly, Borrower shall bear all risks and costs associated with any Environmental Loss, damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by Administrative Agent or by law. Borrower shall indemnify, defend and hold Administrative Agent and the Lenders harmless from and against all loss, liabilities, damages, claims, costs and expenses (including reasonable costs of defense) arising out of or associated, in any way, with the non-compliance with Environmental Laws, or the existence of Hazardous Materials in, on, or about the Project, or a breach of any representation, warranty or covenant contained in this Article 5, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including those


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arising from the joint, concurrent, or comparative negligence of Administrative
Agent and the Lenders; provided, however, Borrower shall not be liable under such indemnification to the extent such loss, liability, damage, claim, cost or expense has resulted solely from Administrative Agent's or any Lender's gross negligence or willful misconduct, in which case the party to whom the gross negligence or willful misconduct is attributable (but not any other party) shall not be entitled to the indemnification provided for hereunder to the extent of such gross negligence or willful misconduct. Borrower's obligations under this
Section 5.4 shall arise upon the discovery of the presence of any Hazardous Material, whether or not any Governmental Authority has taken or threatened any action in connection with the presence of any Hazardous Material, and whether or not the existence of any such Hazardous Material or potential liability on account thereof is disclosed in the Site Assessment and shall continue notwithstanding the repayment of the Loans or any transfer or sale of any right, title and interest in the Project (by foreclosure, deed in lieu of foreclosure or otherwise).

     Section 5.5 No Waiver. Notwithstanding any provision in this Article 5 or elsewhere in the Loan Documents, or any rights or remedies granted by the Loan Documents, Administrative Agent and the Lenders do not waive and expressly reserves all rights and benefits now or hereafter accruing to Administrative Agent and/or any Lenders under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by Administrative Agent and/or any Lender pursuant to the Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception".


                                    ARTICLE 6

                                 LEASING MATTERS

     Section 6.1 Representations and Warranties on Leases. Borrower represents and warrants to Administrative Agent and the Lenders with respect to leases of the Project that: (1) to Borrower's knowledge, the rent roll delivered to Administrative Agent is true and correct to the extent of its terms, and the leases are valid and in and full force and effect; (2) the leases (including amendments) are in writing, and there are no oral agreements with respect thereto; (3) the copies of the leases delivered to Administrative Agent are true and complete; (4) to Borrower's knowledge, neither the landlord nor any tenant is in monetary default or material non-monetary default under any of the leases except as otherwise set forth on Schedule 6.1; (5) Borrower has received no written notice of termination or default with respect to any lease except as otherwise set forth on Schedule 6.1; (6) Borrower has not assigned or pledged any of the leases, the rents or any interests therein except to Administrative Agent (on behalf of the Lenders); (7) no tenant or other party has an option to purchase all or any portion of the Project; (8) no tenant has the right to terminate its lease prior to expiration of the stated term of such lease; and
(9) no tenant has prepaid more than one month's rent in advance (except for bona fide security deposits not in excess of an amount equal to two month's rent).

     Section 6.2 Standard Lease Form; Approval Rights. All leases and other rental arrangements shall in all respects be approved by Administrative Agent and all future leases and other future rental arrangements shall be on a standard lease form approved by Administrative Agent with no modifications


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(except as approved by Administrative Agent). Such lease form shall at all times provide that (i) the lease is subordinate to the Mortgage, and (ii) the tenant will attorn to Administrative Agent (on behalf of the Lenders) following an Event of Default. Borrower shall hold all tenant security deposits in accordance with the terms of the applicable lease and applicable law and, without limiting the foregoing, to the extent required by applicable law, shall not commingle any such funds with any other funds of Borrower. Within ten (10) days after Administrative Agent's request, Borrower shall furnish to Administrative Agent a statement of all tenant security deposits, and copies of all leases not previously delivered to Administrative Agent, certified by Borrower as being true and correct. Notwithstanding anything contained in the Loan Documents, Administrative Agent's approval shall not be required for future leases, lease extensions, amendments or other modifications if the following conditions are satisfied: (1) there exists no Potential Default or Event of Default; (2) the lease is on the standard lease form approved by Administrative Agent with no modifications except for commercially reasonable changes agreed to in the ordinary course of Borrower's business, provided that in any event there shall be no material modifications to the subordination, attornment, estoppel and landlord liability clauses without the prior written consent of Administrative Agent; (3) the lease does not conflict with any restrictive covenant affecting the Project or any other lease for space in the Project; (4) the lease is not a Major Lease; (5) the lease, lease extension, amendment or other modification, as applicable, shall comply with the leasing guidelines schedule attached hereto as
Schedule 6.2; (6) the lease is with a third party and not an Affiliate of Borrower or any Guarantor; (8) the lease shall not contain any options for renewal or expansion by the tenant at rental rates which are below reasonable comparable market levels at the time the lease is executed; (9) the lease shall be to a tenant which Borrower, in its professional and commercially reasonable judgment, has determined is creditworthy; and (10) the lease is for a term of not more than ten (10) years (exclusive of renewal options which, together with the initial lease term, shall not exceed fifteen (15) years).

     Section 6.3 Covenants. Borrower (1) shall perform the obligations which Borrower is required to perform under the leases; (2) shall use diligent and commercially reasonable efforts to enforce the obligations to be performed by the tenants; (3) shall promptly furnish to Administrative Agent any notice of default or termination received by Borrower from any tenant under a Major Lease, and any notice of default or termination given by Borrower to any tenant under a Major Lease; (4) shall not collect any rents for more than thirty (30) days in advance of the time when the same shall become due, except for bona fide security deposits not in excess of an amount equal to two month's rent; (5) shall not enter into any ground lease or master lease of any part of the Project; (6) shall not further assign or encumber any lease; (7) shall not, except with Administrative Agent's prior written consent, such consent not to be unreasonably withheld, cancel or accept surrender or termination of any Major Lease; and (8) shall not, except with Administrative Agent's prior written consent, modify or amend any lease (except for modifications and amendments not affecting the economic terms of the lease expressly permitted without Administrative Agent's approval pursuant to Section 6.2 and minor modifications and amendments entered into in the ordinary course of business, consistent with prudent property management practices), and any action in violation of clauses
(5), (6), (7), and (8) of this Section 6.3 shall be void at the election of Administrative Agent.

     Section 6.4 Tenant Estoppels. At Administrative Agent's request (such request to be made not more than one (1) time in any calendar year unless an Event of Default shall have occurred and is continuing), Borrower shall use


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

diligent and commercially reasonable efforts to obtain and furnish to Administrative Agent, written estoppels in the form, if any, previously approved by Administrative Agent for the applicable lease and otherwise in form and substance satisfactory to Administrative Agent, executed by tenants under leases in the Project and confirming the term, rent, and other provisions and matters relating to the leases.


                                    ARTICLE 7

                         REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Administrative Agent and the Lenders that:

     Section 7.1 Organization and Power. Borrower and each Borrower Party is duly organized, validly existing and in good standing under the laws of the state of its formation or existence, and is in compliance with legal requirements applicable to doing business in the state in which the Project is located. Borrower is not a "foreign person" within the meaning of ss. 1445(f)(3) of the Internal Revenue Code. Borrower's United States employer tax identification number is 20-3855677.

     Section 7.2 Validity of Loan Documents. The execution, delivery and performance by Borrower and each Borrower Party of the Loan Documents: (1) are duly authorized and do not require the consent or approval of any other party or Governmental Authority which has not been obtained; and (2) will not violate any law or result in the imposition of any Lien upon the assets of any such party, except as contemplated by the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of Borrower and each Borrower Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

     Section 7.3 Liabilities; Litigation.

          (1) The financial statements delivered by Borrower and each Borrower Party have been prepared in accordance with GAAP, subject to customary footnotes and year-end adjustments, and fairly present, as of the applicable dates thereof, the financial condition or, if applicable, the results of operations, for the period covered thereby, and there has been no material change to such financial condition or results since the date of the most recent financial statements delivered by Borrower and each Borrower Party, as applicable. Except as disclosed in such financial statements, there are no liabilities (fixed or contingent) affecting the Project, Borrower or any Borrower Party of a type required to be reflected on a balance sheet prepared in accordance with GAAP which have not otherwise been disclosed to Administrative Agent in writing. Except as set forth on set forth on Schedule 7.3, there is no litigation, administrative proceeding, investigation or other legal action (including any proceeding under any state or federal bankruptcy or insolvency law) pending or, to the knowledge of Borrower, threatened, against the Project, Borrower or any Borrower Party. No litigation, administrative proceeding, investigation or other legal action listed on Schedule 7.3, individually or in the aggregate, could, if adversely determined, have a Material Adverse Effect.


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

          (2) Neither Borrower nor any Borrower Party is contemplating either the filing of a petition by it under state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and neither Borrower nor any Borrower Party has knowledge of any Person contemplating the filing of any such petition against it.

     Section 7.4 Taxes and Assessments. The Project is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot. There are no pending or, to Borrower's best knowledge, proposed, special or other assessments for public improvements or otherwise affecting the Project, nor are there any contemplated improvements to the Project that may result in such special or other assessments.

     Section 7.5 Other Agreements; Defaults. Neither Borrower nor any Borrower Party is a party to any agreement or instrument or subject to any court order, injunction, permit, or restriction which might have a Material Adverse Effect. Neither Borrower nor any Borrower Party is in violation of any agreement which violation would have a Material Adverse Effect.

     Section 7.6 Compliance with Law.

          (1) Borrower and each Borrower Party have all requisite licenses, permits, franchises, qualifications, certificates of occupancy or other governmental authorizations to own, lease and operate the Project and carry on its business, and, to Borrower's knowledge, the Project is in compliance in all material respects with all applicable legal requirements and is free of structural defects, and all building systems contained therein are in good working order, subject to ordinary wear and tear. The Project does not constitute, in whole or in part, a legally non-conforming use under applicable legal requirements;

          (2) No condemnation has been commenced or, to Borrower's knowledge, is contemplated with respect to all or any portion of the Project or for the relocation of roadways providing access to the Project; and

          (3) The Project has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary or convenient to the full use and enjoyment of the Project are located in the public right-of-way abutting the Project, and all such utilities are connected so as to serve the Project without passing over other property, except to the extent such other property is subject to a perpetual easement for such utility benefiting the Project. All roads necessary for the full utilization of the Project for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities.

     Section 7.7 Location of Borrower. Borrower's principal place of business and chief executive offices are located at the address stated in Section 12.1.


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

     Section 7.8 ERISA. Borrower has not established any pension plan for employees which would cause Borrower to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     Section 7.9 Margin Stock. No part of proceeds of the Loans will be used for purchasing or acquiring any "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     Section 7.10 Tax Filings. Borrower and each Borrower Party have filed (or have obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower and each Borrower Party, respectively.

     Section 7.11 Solvency. Giving effect to the Loans, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loans, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loans, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its Debts as such Debts become absolute and matured. Borrower's assets do not and, immediately following the making of the Loans will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur Debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Debts as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower).

     Section 7.12 Full and Accurate Disclosure. No statement of fact made by or on behalf of Borrower or any Borrower Party in this Agreement or in any of the other Loan Documents or in any certificate, statement or questionnaire delivered by Borrower or any Borrower Party in connection with the Loans contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower or any Borrower Party which has not been disclosed to Administrative Agent which might have a Material Adverse Effect.

     Section 7.13 Single Purpose Entity. (i) Borrower is and has at all times since its formation been a Single Purpose Entity, (ii) Borrower has, with the exception of the Project, owned no interest in any property, (iii) upon closing of the Loan, the Prior Loan will be fully satisfied with the proceeds of the Loan and Borrower shall not have any continuing liability, actual or contingent with respect thereto, (iv) Borrower has provided Administrative Agent with true, correct and complete copies of Borrower's current (and since the date of inception of each) financial statements, (v) Borrower has prior to the Closing Date conducted its affairs as a special purpose bankruptcy remote entity in substantial accordance with (A) the "single purpose entity" provisions included in Borrower's organizational documents, and (B) the Prior Loan Documents, (vi)
Exhibit I attached hereto contains a complete list of all documents evidencing, securing, governing or otherwise pertaining to the Prior Loan and Borrower has provided Administrative Agent with true, correct and complete copies of the same, and (vii) Borrower's certifications and statements set forth in the certificate attached hereto as Exhibit H are true and correct.


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

     Section 7.14 Management Agreement. The Management Agreement is the only management agreement in existence with respect to the operation or management of the Project. The copy of the Management Agreement delivered to Administrative Agent is a true and correct copy, and such agreement has not been amended or modified. Neither party to such agreement is in default under such agreement and the Manager has no defense, offset right or other right to withhold performance under or terminate such agreement.

     Section 7.15 No Conflicts. The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, operating agreement or other agreement or instrument to which Borrower is a party or by which any of Borrower's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of Borrower's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

     Section 7.16 Title. Borrower has good, marketable and insurable leasehold title to the Ground Lease Property pursuant to the Ground Lease, free and clear of all Liens whatsoever, except for the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. Borrower has good, marketable and insurable fee title to the Project (other than the Ground Lease Property), free and clear of all Liens whatsoever, except for the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. The Mortgage creates (and upon the recordation thereof and of any related financing statements there will be perfected) (1) a valid Lien on the Project, subject only to Permitted Encumbrances and (2) security interests in and to, and collateral assignments of, all personalty (including the leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. To Borrower's knowledge, no claims have been made by any party that Borrower has defaulted on any obligation to pay for work, labor or materials affecting the Project which are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents. To Borrower's knowledge, none of the Permitted Encumbrances, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage and this Agreement, materially and adversely affect the value of the Project, impair the use or operations of the Project or impair Borrower's ability to pay its obligations in a timely manner.

     Section 7.17 Use of Project. The Project is being, and will continue to be, used exclusively for retail, general office and other appurtenant and related uses thereto.

     Section 7.18 Flood Zone. No portion of the improvements comprising the Project is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1994, as amended, or any successor law.


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

     Section 7.19 Insurance. Borrower has obtained and has delivered to Administrative Agent certified copies of all of the insurance policies for the Project reflecting the insurance coverages, amounts and other insurance requirements set forth in this Agreement. No claims have been made under any such policy, and no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any such policy.

     Section 7.20 Certificate of Occupancy; Licenses. All certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits, required for the legal use, occupancy and operation of the Project as a retail shopping center with general office and other appurtenant and related uses thereto (collectively, the "Licenses") have been obtained and are in full force and effect. Borrower shall keep and maintain all Licenses in full force and effect. The use being made of the Project is in conformity with any applicable certificate of occupancy issued for the Project.

     Section 7.21 Physical Condition. Except as disclosed in the building condition reports certified to Administrative Agent and delivered in connection with the initial advance of the Loans, the Project, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; to Borrower's knowledge, there exists no structural or other material defects or damages in the Project, whether latent or otherwise, and Borrower has not received written notice from any insurance company or bonding company of any defects or inadequacies in the Project, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

     Section 7.22 Boundaries. Except as shown on the survey of the Project delivered to Administrative Agent prior to the Closing Date, all of the Improvements lie wholly within the boundaries and building restriction lines of the Project, and no improvements on adjoining properties encroach upon the Project, and no Improvements encroach upon or violate any easements or other encumbrances upon the Project, so as to materially adversely affect the value or marketability of the Project, except those which are insured against by title insurance.

     Section 7.23 Separate Lots. The Project is comprised of one (1) or more parcels which constitutes one (1) or more separate tax lots and does not constitute a portion of any other tax lot not a part of the Project.

     Section 7.24 Reserved.

     Section 7.25 Filing and Recording Taxes. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable legal requirements currently in effect in connection with the transfer of the Project to Borrower or any transfer of a controlling interest in Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any


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Person under applicable legal requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgage, have been paid and, under current legal requirements, the Mortgage is enforceable in accordance with its terms by Administrative Agent or any subsequent holder thereof (on behalf of the Lenders), subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

     Section 7.26 Investment Company Act. Borrower is not (1) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (2) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (3) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

     Section 7.27 Foreign Assets Control Regulations, Etc.

          (1) Neither the execution and delivery of the Notes and the other Loan Documents by Borrower Parties nor the use of the proceeds of the Loans, will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or the Anti-Terrorism Order or any enabling legislation or executive order relating to any of the same. Without limiting the generality of the foregoing, no Borrower Party or any of their respective subsidiaries (a) is or will become a blocked person described in Section 1 of the Anti-Terrorism Order or (b) engages or will engage in any dealings or transactions or be otherwise associated with any such blocked person.

          (2) Each Borrower Party shall be at all times during the term of the Loans an entity or person which (a) is creditworthy, (b) is not a Prohibited Person, and (c) is in good standing in its state or country of organization.

     Section 7.28 Organizational Structure.

          (1) Borrower has heretofore delivered to Administrative Agent a true and complete copy of the Organizational Documents of each Borrower Party. The only member of Borrower on the date hereof is Managing Member. As of the date hereof, except as otherwise expressly set forth above in this
     Section 7.28(1), no Person holds any membership interest or other ownership interest in Borrower or has any right, conditional or otherwise, to acquire now or in the future any such membership interest or other ownership interest in Borrower.

          (2) The only classes of membership interests in Managing Member are "Class A" common membership interests and "Class B" preferred membership interests. The only member of the Managing Member that owns any "Class A" common membership interests in Managing Member on the date hereof is OG


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     Retail Holding Co., LLC, a Delaware limited liability company. There are more than 125 members of the Managing Member that own "Class B" preferred membership interests in Managing Member on the date hereof and no such member (or group of affiliated members) owns more than a ten percent (10%) interest in Managing Member. OG Retail Holding Co., LLC is the sole managing member of the Managing Member. As of the date hereof, except as otherwise expressly set forth above in this Section 7.28(2), no Person holds any membership interest or other ownership interest in Managing Member or has any right, conditional or otherwise, to acquire now or in the future any such membership interest or other ownership interest in Managing Member.

          (3) The only members of OG Retail Holding Co., LLC on the date hereof are Sponsor and OMERS Realty Corporation, a Canadian corporation. Sponsor is the sole administering member of OG Retail Holding Co., LLC. As of the date hereof, except as otherwise expressly set forth above in this Section 7.28(3), no Person holds any membership interest or other ownership interest in OG Retail Holding Co., LLC or has any right, conditional or otherwise, to acquire now or in the future any such membership interest or other ownership interest in OG Retail Holding Co., LLC (except for the rights of Sponsor and OMERS Realty Corporation to acquire the interest of the other expressly set forth in Section 9.2 of the limited liability company operating agreement of OG Retail Holding Co., LLC).

          (4) Glimcher Properties Corporation, a Delaware corporation is the sole general partner of Sponsor. As of the date hereof, except as otherwise expressly set forth above in this Section 7.28(4), no Person holds any general partnership interest or other ownership interest (other than limited partnership interests) in Sponsor or has any right, conditional or otherwise, to acquire now or in the future any such general partnership interest or other ownership interest (other than limited partnership interests) in Sponsor.

          (5) Schedule 7.28 contains a true and accurate chart reflecting the ownership of all of the direct and indirect equity interests in Borrower, including the percentage of ownership interest of the Persons shown thereon.

     Section 7.29 Ground Lease. The Ground Lease is the only ground lease in effect with respect to all or any portion of the Project. Borrower has delivered a true and correct copy of the Ground Lease together with any and all amendments thereto to Administrative Agent. To the Borrower's actual knowledge, the Ground Lease is in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder. Borrower is the sole tenant under the Ground Lease and the holder of a good, valid and marketable leasehold estate in the Ground Lease Property under the Ground Lease and the interest of Borrower, as tenant under the Ground Lease, has not been assigned. All rents, additional rents and other sums due and payable under the Ground Lease has been paid in full. Neither the Borrower nor, to the Borrower's actual knowledge, any predecessor tenant, the landlord under the Ground Lease nor any predecessor landlord under the Ground Lease has commenced any action or given or


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

received any notice for the purpose of terminating the Ground Lease. The Ground Lease constitutes the entire agreement between the landlord under the Ground Lease and the Borrower with respect to the subject matter thereof. All consents and approvals required from the landlord under the Ground Lease in connection with the Ground Lease Property have been obtained. Pursuant to the terms of the Ground Lease, Borrower has the right to execute and deliver the Mortgage, to record the same and to encumber its leasehold interest in the Ground Lease Property pursuant thereto.

     Section 7.30 Tenant Improvement Work. Schedule 7.30 attached hereto sets forth a true and complete summary of all Tenant Improvement Work currently provided for in any existing leases of any portion of the Project that has not yet been fully performed or completed.

     Section 7.31 Tenant Improvement Allowances. Schedule 7.31 attached hereto sets forth a true and complete summary of all Tenant Improvement Allowances currently provided for in any existing leases of any portion of the Project that have not yet been fully paid or satisfied.


                                    ARTICLE 8

                               FINANCIAL REPORTING

     Section 8.1 Financial Statements.

          (1) Reserved.

          (2) Quarterly Reports. Within forty five (45) days after the end of each calendar quarter (except for the last calendar quarter of the calendar year, other than items (ii), (iii) and (iv) below, which items (ii), (iii) and (iv) shall also be delivered within 45 days after the end of the last calendar quarter of each calendar year), Borrower shall furnish to Administrative Agent a detailed operating statement (showing quarterly activity and year to date) stating operating revenues, operating expenses and net income for the calendar quarter just ended and a balance sheet for such quarter for Borrower. Borrower's quarterly statements shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior calendar quarter, (ii) a calculation reflecting the Debt Service Coverage Ratio as of the last day of such quarter, for such quarter and the last four quarters; (iii) a current rent roll and leasing report for the Project, (iv) a separate statement of Operating Revenues and Operating Expenses (as each such term is defined in this Agreement) for such calendar quarter, and (v) a certificate executed by the chief financial officer of Borrower or the general partner of Sponsor (on behalf of Sponsor in its capacity as administering member of the managing member of the managing member of Borrower) stating that each such quarterly statement has been prepared in accordance with GAAP, subject to customary footnotes and year-end adjustments, and, together with such footnotes and adjustments, presents fairly the financial condition and the results of operations of Borrower and the Project as of the date and for the period covered thereby and certifying that the separate statement of Operating Revenues and Operating Expenses for such calendar quarter delivered pursuant to clause (iv) above presents fairly and accurately the actual Operating Revenues and Operating Expenses for such calendar quarter.


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          (3) Annual Reports. Within ninety (90) days after the end of each calendar year of Borrower's operation of the Project, Borrower will furnish to Administrative Agent a complete copy of Borrower's annual financial statements audited by BDO Seidman, a "big four" accounting firm or other independent certified public accountant reasonably acceptable to Administrative Agent in accordance with GAAP for such calendar year which financial statements shall contain a balance sheet, a detailed operating statement stating operating revenues, operating expenses and net income for each of Borrower and the Project. Borrower's annual financial statements shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior calendar year,
     (ii) a separate statement of Operating Revenues and Operating Expenses (as each such term is defined in this Agreement) for such calendar year, (iii) a certificate executed by the chief financial officer of Borrower or the general partner of Sponsor (on behalf of Sponsor in its capacity as administering member of the managing member of the managing member of Borrower) stating that such annual financial statements have been prepared in accordance with GAAP, subject to customary footnotes and year-end adjustments, and, together with such footnotes and adjustments, present fairly the financial condition and the results of operations of Borrower and the Project as of the date and for the period covered thereby and certifying that the separate statement of Operating Revenues and Operating Expenses for such calendar quarter delivered pursuant to clause (ii) above presents fairly and accurately the actual Operating Revenues and Operating Expenses for such calendar year, and (iv) an unqualified opinion of the permitted auditor of the Borrower's annual financial statements.

          (4) Certification; Supporting Documentation. Each such financial statement shall be in scope and detail reasonably satisfactory to Administrative Agent and certified by the chief financial representative of Borrower.

          (5) Additional Reports. Borrower shall deliver to Administrative Agent as soon as reasonably available, but in no event later than thirty (30) days after such items become available to Borrower in final form a summary report containing each of the following with respect to the Project for the most recently completed calendar year: (A) aggregate gross sales by all tenants under leases or other occupants of the Project, both on an actual (to the extent such information is provided by tenants) and on a "comparable store sales basis" with respect to stores open for more than one (1) year, (B) rent per square foot payable by each tenant and (C) aggregate occupancy of the Project by anchor space and in-line store space as of December 31.


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     Section 8.2 Accounting Principles. All financial statements shall be prepared in accordance with sound accounting principles applicable to commercial real estate, consistently applied from year to year.

     Section 8.3 Other Information. Borrower shall deliver to Administrative Agent such additional information as Administrative Agent may reasonably request regarding Borrower, its subsidiaries, its business, any Borrower Party and the Project (including, without limitation, such financial information as Administrative Agent may reasonably request regarding any tenant who, together with other tenants known to Borrower to be Affiliates of such tenant, leases twenty percent (20%) or more of the total rentable square feet in the Project) within thirty (30) days after Administrative Agent's request therefor, to the extent received by Borrower after using commercially reasonable efforts to obtain.

     Section 8.4 Annual Budget. At least thirty (30) days prior to the commencement of each fiscal year, Borrower will provide to Administrative Agent its proposed annual operating and capital improvements budget for such fiscal year for review by Administrative Agent. Without limiting the foregoing, Borrower shall be required to obtain Administrative Agent's reasonable approval of any such budget submitted during the continuance of any (i) Event of Default, or (ii) Low DSCR Trigger Period.

     Section 8.5 Audits. Administrative Agent shall have the right, at any time during the continuance of any (i) Event of Default, or (ii) Low DSCR Trigger Period, to choose and appoint a certified public accountant to perform financial audits as it deems necessary, at Borrower's expense; except that Borrower shall not be required to pay for more than one (1) such audit in any calendar year unless an Event of Default shall have occurred and is continuing, in which case such limit shall not apply. Borrower shall permit Administrative Agent to examine such records, books and papers of Borrower which reflect upon its financial condition and the income and expense relative to the Project.


                                    ARTICLE 9

                                    COVENANTS

     Borrower covenants and agrees with Administrative Agent and the Lenders as follows:

     Section 9.1 Due on Sale and Encumbrance; Transfers of Interests. Without the prior written consent of Administrative Agent and the Lenders (to the extent required under Section 12.2),

          (1) Borrower shall not allow any Change of Control to occur, or permit any transfer to occur (whether of equity interests or through any pledge or encumbrance of equity interests, or of the economic or other benefits therefrom, whether voluntary, involuntary, by operation of law or otherwise) if any such transfer would result in a Change of Control;


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

          (2) neither Borrower nor any other Person having an ownership or beneficial interest in Borrower shall (a) sell, transfer, convey, alienate, mortgage, pledge, encumber, grant a Lien on, assign or grant any interest in, the Project or any part thereof, whether voluntarily or involuntarily
     (b) sell, transfer, convey, alienate, mortgage, pledge, encumber, grant a Lien on, assign or grant any interest in, any direct or indirect ownership interest in Borrower, whether voluntarily or involuntarily, if the same (I) would result in a Change of Control, or (II) in the case of any mortgage, pledge, encumbrance, Lien or collateral assignment of any kind, would result in a Change of Control if the applicable mortgagee, pledgee, encumbrance or Lien holder or assignee foreclosed or otherwise realized upon such mortgage, pledge, encumbrance, Lien or collateral assignment or otherwise exercised any of its rights with respect thereto; or (c) enter into any easement or other agreement (other than leases entered into in accordance with the terms of this Agreement) granting rights in or restricting the use or development of the Project;

          (3) no new general partner, member, or limited partner having the ability to control the affairs of Borrower shall be admitted to or created in Borrower (nor shall any existing general partner or member or controlling limited partner withdraw from Borrower), and no change in Borrower's organizational documents relating to control over Borrower and/or the Project shall be effected.

As used in this Section 9.1, "transfer" shall include the sale, transfer, conveyance, alienation, mortgage, pledge or encumbrance of, granting of a Lien on, assignment of, or granting of any interest in, the legal or beneficial ownership of (a) the Project, (b) any partnership interest in any general partner in Borrower that is a partnership, (c) any membership interest in any member in Borrower that is a limited liability company and (d) any voting stock in any managing member in Borrower that is a corporation; "transfer" shall not include the leasing of any space within the Project so long as Borrower complies with the provisions of the Loan Documents relating to such leasing activity.

     Section 9.2 Taxes; Charges. Borrower shall pay before any fine, penalty, interest or cost may be added thereto, and shall not enter into any agreement to defer, any real estate taxes and assessments, franchise taxes and charges, and other governmental charges that may become a Lien upon the Project or become payable during the term of the Loans (collectively, the "Taxes"), and will promptly furnish Administrative Agent with evidence of such payment; however, Borrower's compliance with Section 4.1 of this Agreement relating to impounds for taxes and assessments shall, with respect to payment of such taxes and assessments, be deemed compliance with this Section 9.2. Borrower shall not suffer or permit the joint assessment of the Project with any other real property constituting a separate tax lot or with any other real or personal property. Borrower shall pay when due all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in a Lien on the Project; however, Borrower may contest the validity of such claims, demands or Taxes so long as (A) in the case of Taxes, Borrower either (1) pays the contested Tax to the applicable taxing authority, whether under protest or otherwise, or (2) does not pay the applicable Tax but complies with clause (B) below in connection therewith, and (B) in the case of any Taxes which Borrower does not pay to the applicable taxing authority and in the case of any other claims or demands (1) Borrower notifies Administrative Agent that it intends to


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contest such Tax, claim or demand, (2) Borrower provides Administrative Agent with an indemnity, bond or other security reasonably satisfactory to Administrative Agent (including an endorsement to Administrative Agent's title insurance policy insuring against such Tax, claim or demand) assuring the discharge of Borrower's obligations for such Taxes, claims and demands, including interest and penalties, (3) Borrower is diligently contesting the same by appropriate legal proceedings in good faith and at its own expense and concludes such contest prior to the tenth (10th) day preceding the earlier to occur of the Maturity Date or the date on which the Project is scheduled to be sold for non-payment, (4) such proceedings shall not subject Borrower, Administrative Agent or any Lender to either civil or criminal liability; and
(5) Borrower, upon final determination, shall pay the amount of such claims, demands and Taxes together with all interest and penalties thereon and all cost relating thereto.

     Section 9.3 Control; Management.

          (1) There shall be no change in the day-to-day control and management of Borrower or any Borrower Party without the prior written consent of Administrative Agent. Borrower shall not terminate, replace or appoint any manager or terminate or amend the Management Agreement for the Project without Administrative Agent's prior written approval. Any change in ownership or control of the Manager shall be cause for Administrative Agent to re-approve such Manager and Management Agreement. If at any time Administrative Agent consents to the appointment of a new manager, such new manager and Borrower shall, as a condition of Administrative Agent's consent, execute a Manager's Consent and Subordination of Management Agreement in the form then used by Administrative Agent. Each manager shall hold and maintain all necessary licenses, certifications and permits required by law. Borrower shall fully perform all of its covenants, agreements and obligations under the Management Agreement.

          (2) Borrower shall: (i) diligently perform and observe all of the terms, covenants and conditions of the Management Agreement on the part of the Borrower to be performed and observed so that the rights of the Borrower under the Management Agreement remain unimpaired; and (ii) promptly notify Administrative Agent of the giving of any notice by the Manager to Borrower of any default by Borrower in the performance or observance of any of the terms, covenants or conditions of the Management Agreement on the part of Borrower and deliver to Administrative Agent a true copy of each such notice. Borrower shall promptly enforce the performance and observance of all of the covenants required to be observed and performed by the Manager.

          (3) If (i) at any time, an Event of Default occurs and is continuing,
     (ii) Manager shall become bankrupt or insolvent or the subject of any bankruptcy proceeding or (iii) a default by Manager occurs under the Management Agreement, Administrative Agent shall have the right to (and Borrower shall, at the request of Administrative Agent) terminate the Management Agreement and replace Manager with an independent third-party manager approved by Administrative Agent on terms and conditions reasonably satisfactory to Administrative Agent.


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          (4) Notwithstanding anything contained in the Management Agreement, fees under the Management Agreement shall not exceed four and one-quarter percent (4.25%) of gross revenues from the Project.

     Section 9.4 Operation; Maintenance; Inspection. Borrower shall observe and comply with all legal requirements applicable to the ownership, use and operation of the Project. Borrower shall maintain the Project in good condition in a manner customary for a class "B" enclosed regional mall in the Los Angeles, California metropolitan area and shall promptly repair any damage or casualty. Borrower shall permit Administrative Agent and the Lenders and their agents, representatives and employees, upon reasonable prior notice to Borrower, to inspect the Project and conduct such environmental and engineering studies as Administrative Agent may require, provided such inspections and studies do not materially interfere with the use and operation of the Project.

     Section 9.5 Taxes on Security. Borrower shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Notes or the Liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Administrative Agent or any Lender. If there shall be enacted any law (1) deducting the Loans from the value of the Project for the purpose of taxation, (2) affecting any Lien on the Project, or (3) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrower shall promptly pay to Administrative Agent, on demand, all taxes, costs and charges for which Administrative Agent or any Lender is or may be liable as a result thereof; however, if such payment would be prohibited by law or would render the Loans usurious, then instead of collecting such payment, Administrative Agent may (and on the request of the Majority Lenders shall) declare all amounts owing under the Loan Documents to be immediately due and payable.

     Section 9.6 Legal Existence; Name, Etc. Borrower shall preserve and keep in full force and effect its existence as a Single Purpose Entity, entity status, franchises, rights and privileges under the laws of the state of its formation, and all qualifications, licenses and permits applicable to the ownership, use and operation of the Project. Borrower shall not wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets, or acquire all or substantially all of the assets of the business of any Person. Borrower shall not permit any Borrower Party to wind up, liquidate, dissolve, reorganize, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets. Borrower shall conduct business only in its own name and shall not change its name, identity, or organizational structure, or the location of its chief executive office or principal place of business or state of formation unless Borrower (a) shall have obtained the prior written consent of Administrative Agent to such change, and (b) shall have taken all actions necessary or requested by Administrative Agent to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents.


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     Section 9.7 Affiliate Transactions. Without the prior written consent of
Administrative Agent, Borrower shall not engage in any transaction with an Affiliate of Borrower except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party.

     Section 9.8 Limitation on Other Debt. Borrower shall not, without the prior written consent of Administrative Agent and the Majority Lenders, incur any Debt other than (a) the Loans, (b) obligations under any Hedge Agreement entered into in accordance with Section 9.15 and trade and operational debt permitted under the definition of Single Purpose Entity.

     Section 9.9 Further Assurances. Borrower shall promptly (1) cure any defects in the execution and delivery of the Loan Documents, and (2) execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments as Administrative Agent may reasonably request to further evidence and more fully describe the collateral for the Loans, to correct any omissions in the Loan Documents, to perfect, protect or preserve any Liens created under any of the Loan Documents, or to make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith.

     Section 9.10 Estoppel Certificates. Borrower, within ten (10) days after request, shall furnish to Administrative Agent a written statement, duly acknowledged, setting forth the amount due on the Loans, the terms of payment of the Loans, the date to which interest has been paid, whether any offsets or defenses exist against the Loans and, if any are alleged to exist, the nature thereof in detail, and such other matters as Administrative Agent reasonably may request.

     Section 9.11 Notice of Certain Events. Borrower shall promptly notify Administrative Agent of (1) any Event of Default, together with a detailed statement of the steps being taken to cure such Event of Default; (2) any notice of default received by Borrower or any Borrower Party under other obligations relating to the Project or otherwise material to Borrower's business; and (3) any threatened or pending legal, judicial or regulatory proceedings, including any dispute between Borrower and any Governmental Authority, affecting Borrower or the Project.

     Section 9.12 Indemnification. Borrower shall indemnify, defend and hold Administrative Agent and each Lender harmless from and against any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever, including the reasonable fees and actual expenses of their counsel, which may be imposed upon, asserted against or incurred by any of them relating to or arising out of (1) the Project or (2) any of the Loan Documents or the transactions contemplated thereby, including, without limitation, (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about any of the Project or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways, (b) any inspection, review or testing of or with respect to the Project, (c) any investigative, administrative, mediation, arbitration, or judicial proceeding, whether or not Administrative Agent or any Lender is designated a party thereto, commenced or threatened at any time (including after the repayment of the Loans) in any way related to the execution, delivery or performance of any Loan Document or to the Project, (d) any proceeding instituted by any Person claiming


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a Lien, and (e) any brokerage commissions or finder's fees claimed by any broker or other party in connection with the Loans, the Project, or any of the transactions contemplated in the Loan Documents, including those arising from the joint, concurrent, or comparative negligence of Administrative Agent or any Lender, except to the extent any of the foregoing is determined in a final non-appealable judgment by a court of competent jurisdiction to have been caused by Administrative Agent's or any Lender's gross negligence or willful misconduct, in which case the party to whom the gross negligence or willful misconduct is attributable (but not any other party) shall not be entitled to the indemnification provided for hereunder to the extent of such gross negligence or willful misconduct.

     Section 9.13 Payment for Labor and Materials. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Project and never permit to exist beyond the due date thereof in respect of the Project or any part thereof any Lien, even though inferior to the Liens of the Loan Documents, and in any event never permit to be created or exist in respect of the Project or any part thereof any other or additional Lien other than the Liens or security of the Loan Documents, except for the Permitted Encumbrances.

     Section 9.14 Alterations. Borrower shall obtain Administrative Agent's prior written consent, which consent shall not be unreasonably withheld or delayed, to any alterations to any improvements that may have a Material Adverse Effect, other than (a) tenant improvement work performed pursuant to the terms of any lease executed on or before the date hereof, (b) tenant improvement work performed pursuant to the terms and provisions of a lease and not adversely affecting any structural component of any improvements, any utility or HVAC system contained in any improvements or the exterior of any building constituting a part of any improvements at the Project, or (c) alterations performed in connection with the restoration of the Project after the occurrence of a casualty in accordance with the terms and provisions of this Agreement.

     Section 9.15 Hedge Agreements.

          (1) Borrower will (A) within ten (10) days after the Closing Date, enter into, and shall at all times thereafter maintain in full force and effect, a Hedge Agreement in the notional amount equal to $45,000,000, and
     (B) within ten (10) days after the date that Eurohypo has syndicated the Loans to the extent that the remaining principal amount of the Loans held by Eurohypo is not greater than $45,000,000, enter into, and shall at all times thereafter maintain in full force and effect, a Hedge Agreement in (or increase the existing Hedge Agreement by) the notional amount equal to $45,000,000 (for a total of $90,000,000), in each case (under the foregoing clauses (A) and (B)) reasonably satisfactory to Administrative Agent with
     (i) a Eurohypo Counterparty or (ii) one or more other banks or insurance companies (each a "Third-Party Counterparty"), that shall have the effect of capping the LIBOR rate at five percent (5%) per annum through the Maturity Date. The Hedge Agreement shall require monthly fixed rate and floating rate payments and be based on a LIBOR Rate of interest having successive Interest Periods (an "Interest Rate Hedge Period") of one month or such other Interest Periods reasonably satisfactory to Administrative Agent. Prior to entering into any Third-Party Hedge Agreement, Borrower


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     shall notify Eurohypo in writing of its intention to enter into such
     Third-Party Hedge Agreement, which notice shall include a description of the terms and conditions upon which Borrower is willing to enter into same and, in such event, Eurohypo shall have a right of first refusal to enter into (or cause another Eurohypo Counterparty to enter into) a Hedge Agreement with Borrower on the same terms and otherwise on such terms and conditions as the parties thereto shall agree.

          (2) All of Borrower's obligations under any Hedge Agreement provided by a Eurohypo Counterparty shall be secured by the lien of the Mortgage on a pari passu basis with the Loans and other sums evidenced or secured by the Loan Documents. Borrower's rights under or in respect of any Hedge Agreement shall be assigned to Administrative Agent pursuant to a Hedge Agreement Pledge.

          (3) Any Hedge Agreement with Third-Party Counterparties is herein called a "Third-Party Hedge Agreement". With respect to each Third-Party Hedge Agreement (i) Borrower's obligations thereunder shall not be secured by the Mortgage and shall not be secured by any Lien on or in all or any portion of the collateral under the Security Documents or on or in any direct or indirect interest in Borrower; (ii) the Third-Party Counterparty providing such Third-Party Hedge Agreement must have a long term credit rating no lower than "AA" from S&P at the time of entry into such Third-Party Hedge Agreement; (iii) the form and substance must be reasonably satisfactory to Administrative Agent; (iv) such Third-Party Hedge Agreement shall provide pursuant to its terms that it may not be terminated for any reason other than upon the repayment in full of all of the obligations under the Loan Documents or upon acceleration of the Loans, and (v) the Third-Party Counterparty providing such Third-Party Hedge Agreement must enter into a written agreement with Administrative Agent providing Administrative Agent with the ability to cure any Borrower defaults under the Third-Party Hedge Agreement and to maintain the Third-Party Hedge Agreement in full force and effect after the occurrence of any Borrower default or other Borrower caused termination event thereunder caused by Borrower, which agreement must be in form and substance acceptable to Administrative Agent in its reasonable discretion and in all respects and shall in no event obligate Administrative Agent to perform any of Borrower's obligations thereunder.

          (4) In the event of any downgrade, withdrawal or qualification of the rating of the a Third-Party Counterparty below "AA" by S&P Borrower shall replace the Hedge Agreement with a replacement Hedge Agreement meeting the requirements of this Section 9.15 not later than fifteen (15) Business Days after learning of such downgrade, withdrawal or qualification.

          (5) If Borrower fails for any reason or cause whatsoever to secure a Hedge Agreement as and when required to do so hereunder, such failure shall constitute an Event of Default and Administrative Agent shall be entitled to exercise all rights and remedies available to it under this Agreement and the other Loan Documents or otherwise, including the right (but not the obligation) of Administrative Agent to secure or otherwise enter into one


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     or more Hedge Agreements with a Lender for and on behalf of Borrower without such action constituting a cure of such Event of Default and without waiving Administrative Agent's or Lenders' rights arising out of or in connection with such Event of Default. If Administrative Agent shall enter into a Hedge Agreement with a Lender in accordance with its right to do so pursuant to this subsection (5), then (i) the terms and provisions of any such Hedge Agreement, including the term thereof, shall be reasonably determined by Administrative Agent and (ii) Borrower shall pay all of Administrative Agent's costs and expenses in connection therewith, including any fees charged by the applicable counterparty, attorneys' fees and disbursements, and the cost of additional title insurance in an amount determined by Administrative Agent to be necessary to protect Administrative Agent and the Lenders from potential funding losses under any Hedge Agreement provided by Administrative Agent.

          (6) Borrower shall, at its sole cost and expense, provide Administrative Agent with such additional title insurance coverage and endorsements to the title policy (or, if such additional title insurance is not available by endorsement, Borrower shall provide separate title insurance policies with respect thereto) as Administrative Agent shall reasonably require in connection with any Hedge Agreement provided by Administrative Agent under subsection (5) of this Section 9.15.

          (7) If Borrower is entitled to receive a payment under any Hedge Agreement upon a termination thereof, such payment shall be delivered to Administrative Agent and applied by Administrative Agent to any amounts due to Administrative Agent or the Lenders under the Loan Documents in such order and priority as Administrative Agent shall determine in its sole and absolute discretion.

          (8) The economic and other benefits of the Hedge Agreements secured by Borrower and all of the other rights of Borrower thereunder shall be collaterally assigned to Administrative Agent as additional security for the Loans, pursuant to a Hedge Agreement Pledge. All Hedge Agreement Pledges shall be accompanied by (i) Uniform Commercial Code financing statements, in duplicate, with respect to such pledges and (ii) the consent and agreement of the counterparty thereunder that it will continue to perform its obligations under such Hedge Agreement for the benefit of Administrative Agent and the Lenders after enforcement of and/or realization on such Hedge Agreement Pledge and an acknowledgement that Administrative Agent shall not be deemed to have assumed any of the obligations or duties of Borrower under any such Hedge Agreement.

          (9) In connection with a Third-Party Hedge Agreement, Borrower shall obtain and deliver to Administrative Agent an opinion from counsel (which counsel may be in-house counsel for the Third-Party Counterparty) for the Third-Party Counterparty (in form reasonably satisfactory to Administrative Agent and upon which Administrative Agent, the Lenders and their respective successors and assigns may rely) which shall provide, in relevant part, that:


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     (a) the Third-Party Counterparty is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation or organization and has the organizational power and authority to execute and deliver, and to perform its obligations under, the Third-Party Hedge Agreement;

     (b) the execution and delivery of the Third-Party Hedge Agreement by the Third-Party Counterparty, and any other agreement which the Third-Party Counterparty has executed and delivered pursuant thereto, and the performance of its obligations thereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or by-laws (or equivalent organizational documents) or any law, regulation or contractual restriction binding on or affecting it or its property;

     (c) all consents, authorizations and approvals required for the execution and delivery by the Third-Party Counterparty of the Third-Party Hedge Agreement, and any other agreement which the Third-Party Counterparty has executed and delivered pursuant thereto, and the performance of its obligations thereunder have been obtained and remain in full force and effect, all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with any Governmental Authority or regulatory body is required for such execution, delivery or performance; and

     (d) the Third-Party Hedge Agreement, and any other agreement which the Third-Party Counterparty has executed and delivered pursuant thereto, has been duly executed and delivered by the Third-Party Counterparty and constitutes the legal, valid and binding obligation of the Third-Party Counterparty, enforceable against the Third-Party Counterparty in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

If any Hedge Agreement delivered by Borrower to Administrative Agent, shall by its terms, expire prior to the Maturity Date, Borrower shall deliver to Administrative Agent a replacement Hedge Agreement at least ten (10) Business Days prior to the expiration date of the then current Hedge Agreement which replacement Hedge Agreement shall be acceptable to Administrative Agent in its reasonable discretion and otherwise satisfy the requirements of this Section 9.15.

     Section 9.16 Certain Financial Covenants.

          (1) Debt Service Coverage Ratio. Commencing with the calendar quarter ending on June 30, 2008, Borrower shall not permit the Debt Service Coverage Ratio determined as of the end of any calendar quarter to be less than 1.00:1.00.

     Section 9.17 Handicapped Access.

          (1) Borrower (a) agrees that it shall use commercially reasonable efforts to ensure that the Project shall at all times comply with the requirements of the Americans with Disabilities Act of 1990, the Fair


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     Housing Amendments Act of 1988, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "Access Laws") and (b) has no actual knowledge as to the Project's non-compliance with any Access Laws where the failure to so comply could have a material adverse effect on the Project or on Borrower's ability to repay the Loans in accordance with the terms hereof.

          (2) Notwithstanding any provisions set forth herein or in any other document regarding Administrative Agent's approval of alterations of the Project, Borrower shall not alter the Project (or permit the Project to be altered) in any manner which would materially increase Borrower's responsibilities for compliance with the applicable Access Laws without the prior written approval of Administrative Agent. The foregoing shall apply to tenant improvements (a) constructed by Borrower or (b) constructed by any tenants with the knowledge of Borrower. Administrative Agent may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person reasonably acceptable to Administrative Agent.

          (3) Borrower agrees to give prompt notice to Administrative Agent of the receipt by Borrower of any written complaints related to violation of any Access Laws with respect to the Project and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

     Section 9.18 Zoning. Borrower shall not, without Administrative Agent's prior consent, seek, make, suffer, consent to or acquiesce in any change or variance in any zoning or land use laws affecting the Project or any portion thereof. Borrower shall not use or permit the use of any portion of the Project in any manner that could result in such use becoming a non-conforming use under any zoning or land use law or any other applicable law or modify any agreements relating to zoning or land use matters or with the joinder or merger of lots for zoning, land use or other purposes, without the prior written consent of Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed. Without limiting the foregoing, in no event shall Borrower take any action that would reduce or impair either (a) the number of parking spaces at the Improvements without the prior written consent of Administrative Agent, such consent not to be unreasonably withheld, or (b) access to the Project from adjacent public roads. Further, without Administrative Agent's prior written consent, Borrower shall not file or subject any part of the Project to any declaration of condominium or co-operative or convert any part of the Project to a condominium, co-operative or other direct or indirect form of multiple ownership and governance.

     Section 9.19 ERISA. Borrower shall not shall not take any action, or omit to take any action, which would (a) cause Borrower's assets to constitute "plan assets" for purposes of ERISA or the Code or (b) cause the Transactions to be a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that could subject Administrative Agent and/or the Lenders, on account of any Loan or execution of the Loan Documents hereunder, to any tax or penalty on prohibited transactions imposed under Section 4975 of the Code or Section 502(i) of ERISA.


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     Section 9.20 Books and Records; Inspection Rights. Borrower will, and will cause each of the other Borrower Parties to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Borrower will, and will cause each of the other Borrower Parties to, permit any representatives designated by Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested; provided that any such inspection shall not materially interfere with the use and operation of the Project.

     Section 9.21 Foreign Assets Control Regulations. Neither Borrower nor any Borrower Party shall use the proceeds of the Loan in any manner that will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or the Anti-Terrorism Order or any enabling legislation or executive order relating to any of the same. Without limiting the foregoing, neither Borrower nor any Borrower Party will permit itself nor any of its Subsidiaries to (a) become a blocked person described in Section 1 of the Anti-Terrorism Order or (b) knowingly engage in any dealings or transactions or be otherwise associated with any person who is known by such Borrower Party or who (after such inquiry as may be required by applicable law) should be known by such Borrower Party to be a blocked person.

     Section 9.22 Litigation Naming Administrative Agent or a Lender. If any litigation, administrative proceeding, investigation or other legal action shall be commenced against Borrower, any Borrower Party or any tenant at the Project, or that otherwise relates in any way to any such party or the Project or the transactions contemplated hereby, and, in any such case, Administrative Agent or any Lender is named as a party thereto, Borrower shall, within three (3) days of written demand by Administrative Agent, provide Administrative Agent and/or any such Lender with a Collateral Letter of Credit or bond satisfactory to Administrative Agent and any such Lender in its or their sole discretion to protect such party from any potential costs or liabilities relating thereto, all in form and substance acceptable to each such party in its sole discretion; provided, however, that Borrower shall not be required to so protect any such party from any such costs or liabilities to the extent such costs or liabilities have resulted solely from Administrative Agent's or any Lender's gross negligence or willful misconduct, in which case the party to whom the gross negligence or willful misconduct is attributable (but not any other party) shall not be entitled to the protection to be provided for under such Collateral Letter of Credit or bond to the extent of such gross negligence or willful misconduct; and provided further, however, that if the applicable litigation, administrative proceeding, investigation or other legal action shall have been commenced by Administrative Agent or any Lender, then, the Administrative Agent or such Lender which shall have commenced the same (but not any other party) shall not be entitled to the protection to be provided for under such Collateral Letter of Credit or bond.

     Section 9.23 Ground Lease Covenants. With respect to the Ground Lease, Borrower agrees as follows:


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          (1) Borrower shall perform all obligations of the tenant under the
     Ground Lease and under any statute, ordinance, rule or regulation relating to the Ground Lease, and shall not to cause or permit any breach thereof, and shall use diligent efforts in good faith to enforce the obligations of the landlord under the Ground Lease to the end that Borrower may enjoy all the rights granted under the Ground Lease. If Borrower shall default under the Ground Lease, or if Administrative Agent shall receive notice of any default under the Ground Lease, Administrative Agent may, at its option but without any obligation to do so, take any action necessary or desirable to cure any such default, Administrative Agent being authorized to enter upon the Ground Lease Property and the remainder of the Project for such purpose with or without notice and without becoming a mortgagee in possession. Borrower shall pay to Administrative Agent all costs of Administrative Agent incurred in curing any such default, together with interest on such costs from the date of expenditure until said sums have been paid, at the Default Rate.

          (2) Borrower shall promptly (and in any event within five (5) Business Days after the same is received or sent by Borrower) deliver to Administrative Agent copies of any written notice of default under the Ground Lease that is received, or sent, by Borrower.

          (3) Borrower acknowledges and agrees that there shall, without the written consent of Administrative Agent, be no merger of the Ground Lease nor of the leasehold estate or other estate created thereby, with the fee estate in the Ground Lease Property by reason of the fact that the Ground Lease, or the leasehold estate or other estate created thereby, may be held directly or indirectly by or for the account of any person or entity who or which also holds the fee or leasehold estate in such property (including, without limitation, by virtue of the exercise by Borrower of any right to purchase all or any portion of the Ground Lease Property or the exercise by the landlord under the Ground Lease of any right to require Borrower to purchase all or any portion of the Ground Lease Property, which purchase by the Borrower, in either such case, shall be subject to the restrictions contained in this Agreement).

          (4) Borrower acknowledges and agrees that no termination or surrender by Borrower under the Ground Lease to the landlord thereunder shall be valid or effective. The terms of the Ground Lease may not be modified, amended, supplemented, waived or released, or terminated or subordinated to any mortgage, agreement, lease or other interest, either orally or in writing, without the prior written consent of Administrative Agent.

          (5) Borrower acknowledges and agrees that if the Ground Lease is for any reason whatsoever terminated prior to the expiration of its term and, if pursuant to any provision of the Ground Lease or otherwise, Administrative Agent or its designee shall acquire from the landlord under the Ground Lease a new lease or other agreement for the use of the property covered by the Ground Lease, Borrower shall not have any right, title or interest in or to such new lease or other agreement or the estate created thereby.


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

          (6) Without obtaining Administrative Agent's prior written consent, Borrower shall not acquire the fee title to the Ground Lease Property or make any election, give any consent or approval or invoke any right of first refusal, purchase option, put or call right as a tenant under the Ground Lease.

          (7) Borrower shall from time to time upon the written request of Administrative Agent request from the landlord under the Ground Lease, and use commercially reasonable efforts to deliver to Administrative Agent, estoppel certificates from the landlord under the Ground Lease, in form and substance reasonably acceptable to Administrative Agent.

          (8) Borrower acknowledges that pursuant to Section 365 of the Bankruptcy Code it is possible that a trustee in bankruptcy of the landlord under the Ground Lease, or such landlord as a debtor-in-possession, could reject the Ground Lease, in which case the Borrower, as tenant, would have the election described in Section 365(h) of the Bankruptcy Code (which election, as the same may be amended from time to time, and together with any comparable right under any other state or federal law relating to bankruptcy, reorganization or other relief for debtors, whether now or hereafter in effect, is herein called the "Election") to treat the Ground Lease as terminated by such rejection or, in the alternative, to remain in possession for the balance of the term of the Ground Lease, and any renewal or extension thereof that is enforceable by the tenant under applicable nonbankruptcy law. Borrower shall not permit the termination of the Ground Lease by exercise of the Election or otherwise without the prior written consent of Administrative Agent, which consent may be withheld, conditioned or delayed for any reason in Administrative Agent's sole and absolute discretion. In order to secure the covenant made in this subsection and as security for the obligations of Borrower under the Loan Documents, Borrower assigns the Election and all rights related thereto to Administrative Agent (for the benefit of Lenders). Borrower acknowledges and agrees that the foregoing assignment of the Election and related rights is one of the rights which Administrative Agent may use at any time in order to protect and preserve the other rights and interests of Administrative Agent and Lenders under this Agreement and the other Loan Documents, since exercise of the Election in favor of terminating the Ground Lease without Administrative Agent's consent would constitute waste hereunder. Borrower agrees that exercise of the Election in favor of preserving the right to possession under the Ground Lease shall not be deemed to constitute a taking or sale of the Ground Lease Property by Administrative Agent and shall not entitle Borrower to any credit against the Loans or other obligations under this Agreement and the other Loan Documents. Borrower acknowledges and agrees that in the event the Election is exercised in favor of the Borrower remaining in possession, Borrower's resulting rights under the Ground Lease, as adjusted by the effect of Section 365 of the Bankruptcy Code, shall then be subject to this Agreement and the other Loan Documents.


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

          (9) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and the Borrower, as the tenant under the Ground Lease, shall determine to reject the Ground Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Administrative Agent not less than ten (10) days' prior notice of the date on which the Borrower shall apply to the bankruptcy court for authority to reject the Ground Lease. Administrative Agent shall have the right, but not the obligation, to serve upon Borrower within such 10-day period a notice stating that (i) Administrative Agent demands that the Borrower assume and assign the Ground Lease to Administrative Agent pursuant to Section 365 of the Bankruptcy Code and (ii) Administrative Agent agrees to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Ground Lease. If Administrative Agent serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Ground Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Administrative Agent of the agreement provided for in clause
     (ii) of the preceding sentence.

          (10) Effective upon the entry of an order for relief in respect of the Borrower under the Bankruptcy Code, the Borrower hereby assigns and transfers to Administrative Agent a non-exclusive right to apply to the bankruptcy court under Section 365(d)(4) of the Bankruptcy Code for an order extending the period during which the Ground Lease may be rejected or assumed.


                                   ARTICLE 10

                                EVENTS OF DEFAULT

     Each of the following shall constitute an Event of Default under the Loans:

     Section 10.1 Payments. Borrower's failure to (i) pay any regularly scheduled installment of principal, interest, the Agency Fee or other amount due under the Loan Documents or (ii) make a deposit of cash, and/or deliver a Collateral Letter of Credit required under the Loan Documents, within five (5) days of (and including) the date when due, or Borrower's failure to pay the Loans at the Maturity Date, whether by acceleration or otherwise.

     Section 10.2 Insurance. Borrower's failure to maintain insurance as required under Section 3.1 of this Agreement.

     Section 10.3 Single Purpose Entity. If Borrower or any Borrower Party that is required to be a Single Purpose Entity hereunder (it being acknowledged that, so long as Borrower qualifies as a Single Purpose Entity by virtue of being a Single Member Bankruptcy Remote LLC, no Borrower Party shall also be required to be a Single Purpose Entity): (i) violates any of the provisions set forth clauses (b)(i), (b)(ii), (b)(iii), (b)(iv), (b)(v), (b)(vi), (b)(vii),
(b)(viii), (b)(ix), (b)(x), (b)(xiv), (b)(xxi), (b)(xxii), (b)(xxiii), (b)(xxv),
(b)(xxxi), or (b)(xxxii) of the definition of Single Purpose Entity (either


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directly or as incorporated into the definition of Single Member Bankruptcy
Remote LLC) and such violation is not cured within five (5) Business Days of the date that any officer of any Borrower or Borrower Party obtains knowledge of such violation; (ii) violates any of the provisions set forth clauses (a) (to the extent not covered under clause (i) above in this Section 10.3), (c), (d) or
(e) of the definition of Single Member Bankruptcy Remote LLC and such violation is not cured within five (5) Business Days of the date that any officer of any Borrower or Borrower Party obtains knowledge of such violation; or (iii) violates any of the other provisions of the definition of Single Purpose Entity or the definition of Single Member Bankruptcy Remote LLC and such violation is not cured within thirty (30) days of the date that any officer of any Borrower or Borrower Party obtains knowledge of such violation, provided, however, upon reasonable discretion of Administrative Agent, such thirty (30) days may be extended to sixty (60) days.

     Section 10.4 Taxes. If any of the Taxes are not paid before the same become delinquent.

     Section 10.5 Sale, Encumbrance, Etc. The sale, transfer, conveyance, alienation, mortgage, pledge or encumbrance of, granting of a Lien on, assignment of, or granting of any interest in, the legal or beneficial ownership of any part or all of the Project, or any interest therein, or of any interest in Borrower, in violation of Section 9.1 of this Agreement.

     Section 10.6 Representations and Warranties. Any representation or warranty made in any Loan Document proves to be untrue in any material respect when made or deemed made.

     Section 10.7 Other Encumbrances. Any default under any document or instrument, other than the Loan Documents, evidencing or creating a Lien on the Project or any part thereof shall occur and such default shall not be cured within any applicable notice or cure period provided for under such document or instrument.

     Section 10.8 Various Covenants. Borrower defaults under any of its obligations under Section 6.2 (pertaining to lease approvals) and Sections 9.3 (management of the Project), 9.7 (transactions with Affiliates), 9.8 (limitations on debt), 9.18 (zoning and use changes) or 9.19 (ERISA), of this Agreement.

     Section 10.9 Hedge Arrangements. Borrower defaults under any of its obligations under Section 9.15 of this Agreement.

     Section 10.10 Financial Covenants. Borrower defaults under any of its obligations under Section 9.16 of this Agreement.

     Section 10.11 Involuntary Bankruptcy or Other Proceeding. Commencement of an involuntary case or other proceeding against Borrower, any Borrower Party or any other Person having an ownership or security interest in the Project (each, a "Bankruptcy Party") which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of sixty (60) days; or an order for relief against a Bankruptcy Party shall be entered in any such case under the Bankruptcy Code.


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     Section 10.12 Voluntary Petitions, Etc. Commencement by a Bankruptcy Party
of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Debts or other liabilities under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability, to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing.

     Section 10.13 Indebtedness. Any of the Borrower Parties, or any combination thereof, shall default in the payment when due of any principal of or interest on any of its other Indebtedness aggregating $500,000 or more and such default shall not be cured within any applicable notice or cure period provided with respect to such Indebtedness; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise); prior to its stated maturity.

     Section 10.14 Dissolution. Any of the Borrower Parties shall be terminated, dissolved or liquidated (as a matter of law or otherwise) or proceedings shall be commenced by any Person (including any Borrower Party) seeking the termination, dissolution or liquidation of any Borrower Party, which, in the case of actions by Persons other than a Borrower Party or any of their Affiliates, shall continue unstayed and in effect for a period of sixty (60) or more days.

     Section 10.15 Judgments. One or more (i) judgments for the payment of money (exclusive of judgment amounts fully covered, in excess of applicable permitted deductibles, by insurance where the insurer has admitted liability in respect of such judgment) aggregating in excess of $500,000 shall be rendered against one or more of the Borrower Parties or (ii) non-monetary judgments, orders or decrees shall be entered against any of the Borrower Parties which have or would reasonably be expected to have a Material Adverse Effect, and, in either case, the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of such Borrower Party to enforce any such judgment.

     Section 10.16 Security. The Liens created by the Security Documents shall at any time not constitute a valid and perfected first priority Lien (subject to the Permitted Encumbrances) on the collateral intended to be covered thereby in favor of Administrative Agent, free and clear of all other Liens (other than the Permitted Encumbrances), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Borrower Party or any of their Affiliates;


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

     Section 10.17 Guarantor Documents. Any Guarantor shall (i) default under any Guaranty beyond any applicable notice and grace period; or (ii) revoke or attempt to revoke, contest or commence any action against its obligations under any Guaranty.

     Section 10.18 Security Accounts. Borrower uses, or permits the use of, funds from the Security Accounts for any purpose other than the purpose for which such funds were disbursed from the Security Accounts.

     Section 10.19 Hedge Agreement. Borrower shall default under any Hedge Agreement and such default is not cured within the applicable notice and cure periods provided therein.

     Section 10.20 Covenants. Borrower's failure to perform or observe any of the agreements and covenants contained in this Agreement or in any of the other Loan Documents and not specified above, and the continuance of such failure for thirty (30) days after notice by Administrative Agent to Borrower; provided, however, subject to any shorter period for curing any failure by Borrower as specified in any of the other Loan Documents, Borrower shall have an additional ninety (90) days to cure such failure if (1) such failure does not involve the failure to make payments on a monetary obligation; (2) such failure cannot reasonably be cured within thirty (30) days; (3) such failure is reasonably susceptible to being cured by Borrower within such ninety (90) day period; (4) Borrower is diligently undertaking to cure such default, and (5) Borrower has provided Administrative Agent with security reasonably satisfactory to Administrative Agent against any interruption of payment or impairment of collateral as a result of such continuing failure.

     Section 10.21 Ground Lease. If: (A) the Ground Lease is modified, surrendered or terminated without Administrative Agent's prior written consent; or (B) any event of default shall occur under the Ground Lease, or any event shall occur which, with the giving of notice or passage of time or both, would constitute an event of default under the Ground Lease, provided that in the case of an event which has not yet matured into a Ground Lease event of default and for which the Ground Lease allows a period of notice and cure, and such event does not otherwise constitute an Event of Default under any of the other sections of this Article 10, such event shall not constitute an Event of Default under this Section 10.21 if Borrower promptly commences and diligently proceeds to complete the cure of such event, and such event is cured to Administrative Agent's reasonable satisfaction prior to the earlier of (i) the date such event would otherwise constitute an Event of Default under any of the other sections of this Article 10, or (ii) the date the same would, if not cured, constitute a Ground Lease default.

     Notwithstanding anything set forth in this Article 10, no cure periods will be afforded for any willful breach hereunder or under any of the Loan Documents.


                                   ARTICLE 11

                                    REMEDIES

     Section 11.1 Remedies - Insolvency Events. Upon the occurrence of any Event of Default described in Section 10.8 or 10.9, the obligations of the Lenders to advance amounts hereunder shall immediately terminate, and all amounts due under the Loan Documents immediately shall become due and payable, all without written


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notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of default of any kind, all of which are hereby expressly waived by Borrower; provided, however, if the Bankruptcy Party under Section 10.8 or 10.9 is other than Borrower, then all amounts due under the Loan Documents shall become immediately due and payable at Administrative Agent's election, in Administrative Agent's sole and absolute discretion.

     Section 11.2 Remedies - Other Events. Except as set forth in Section 11.1 above, while any Event of Default exists and is continuing, Administrative Agent may (1) by written notice to Borrower, declare the entire amount of the Loans to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of default of any kind, all of which are hereby expressly waived by Borrower, (2) terminate the obligation, if any, of the Lenders to advance amounts hereunder, and (3) exercise all rights and remedies therefor under the Loan Documents and at law or in equity.

     Section 11.3 Administrative Agent's Right to Perform the Obligations. If Borrower shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then while any Event of Default exists and is continuing, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse Administrative Agent or any Lender may have because of such Event of Default, Administrative Agent may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrower, and shall have the right to enter upon the Project for such purpose and to take all such action thereon and with respect to the Project as it may deem necessary or appropriate. If Administrative Agent shall elect to pay any sum due with reference to the Project, Administrative Agent may do so in reliance on any bill, statement or assessment procured from the appropriate Governmental Authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Administrative Agent shall not be bound to inquire into the validity of any apparent or threatened adverse title, Lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Additionally, if any Hazardous Materials affect or threaten to affect the Project, Administrative Agent may (but shall not be obligated to) give such notices and take such actions as it deems necessary or advisable in order to abate the discharge of any Hazardous Materials or remove the Hazardous Materials. Borrower shall indemnify, defend and hold Administrative Agent and the Lenders harmless from and against any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees and disbursements, incurred or accruing by reason of any acts performed by Administrative Agent or any Lender pursuant to the provisions of this Section 11.3, including those arising from the joint, concurrent, or comparative negligence of Administrative Agent and any Lender, except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from Administrative Agent's or any Lender's gross negligence or willful misconduct, in which case the party to whom the gross negligence or willful misconduct is attributable (but not any other party) shall not be entitled to the indemnification provided for hereunder to the extent of such gross negligence or willful misconduct. All sums paid by Administrative


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Agent pursuant to this Section 11.3, and all other sums expended by
Administrative Agent or any Lender to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate from the date of such payment or expenditure until paid, shall constitute additions to the Loans, shall be secured by the Loan Documents and shall be paid by Borrower to Administrative Agent upon demand.


                                   ARTICLE 12

                                  MISCELLANEOUS

     Section 12.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and either shall be (a) mailed by certified mail, postage prepaid, return receipt requested, (b) sent by overnight air courier service, (c) personally delivered to a representative of the receiving party, or (d) sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 12.1) to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof. Any communication so addressed and mailed shall be deemed to be given on the earliest of (1) when actually delivered, (2) on the first Business Day after deposit with an overnight air courier service, or (3) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Administrative Agent, a Lender or Borrower, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above, and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 12.1. Any party may designate a change of address by written notice to each other party by giving at least ten (10) days' prior written notice of such change of address.

     Section 12.2 Amendments, Waivers, Etc.

          (1) Subject to any consents required pursuant to this Section 12.2 and any other provisions of this Agreement and any other Loan Document which expressly require the consent, approval or authorization of the Majority Lenders, this Agreement and any other Loan Document may be modified or supplemented only by an instrument in writing signed by Borrower and Administrative Agent; provided that, Administrative Agent may (without any Lender's consent) give or withhold its agreement to any amendments of the Loan Documents or any waivers or consents in respect thereof or exercise or refrain from exercising any other rights or remedies which Administrative Agent may have under the Loan Documents or otherwise provided that such actions do not, in Administrative Agent's judgment reasonably exercised, materially adversely affect the value of any collateral, taken as a whole, or represent a departure from Administrative Agent's standard of care described in Section 14.5 (and the assignment or granting of a participation by Eurohypo shall not limit or otherwise affect its


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     discretion in respect of any of the foregoing), except that Administrative
     Agent will not, without the consent of each Lender, agree to the following (provided that no Lender's consent shall be required for any of the following which are otherwise required or contemplated under the Loan Documents): (a) reduce the principal amount of the Loans or reduce the interest rate thereon; (b) extend any stated payment date for principal of or interest on the Loans payable to such Lender; (c) release Borrower, any Guarantor or any other party from liability under the Loan Documents (except for any assigning Lender pursuant to Section 12.24 and any resigning Administrative Agent pursuant to Section 14.8); (d) release or subordinate in whole or in part any material portion of the collateral given as security for the Loans; (e) modify any of the provisions of this
     Section 12.2, the definition of "Majority Lenders" or any other provision in the Loan Documents specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder; (f) modify the terms of any Event of Default; or (g) consent to (i) the sale, transfer or encumbrance of any portion of the Project (or any interest therein) or any direct or indirect ownership interest therein and (ii) the incurrence by Borrower of any additional indebtedness secured by the Project, in each case to the extent (and subject to any standard of reasonability) such consent is required under the Loan Documents.

          (2) Notwithstanding anything to contrary contained in this Agreement, any modification or supplement of Article 14, or of any of the rights or duties of Administrative Agent hereunder, shall require the consent of Administrative Agent.

     Section 12.3 Limitation on Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, all agreements between Borrower, Administrative Agent and the Lenders with respect to the Loans are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Administrative Agent or any Lender or charged by any Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loans would be usurious under applicable law (including the laws of the state in which the Project is located and the laws of the United States of America), then, notwithstanding anything to the contrary in the Loan Documents: (1) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Notes by the holders thereof (or, if the Notes have been paid in full, refunded to Borrower); and (2) if maturity is accelerated by reason of an election by Administrative Agent in accordance with the terms hereof, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable law. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable law, then such excess interest shall be cancelled automatically as of the date of such acceleration or prepayment and, if


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theretofore paid, shall be credited on the Notes (or, if the Notes have been paid in full, refunded to Borrower). The terms and provisions of this Section
12.3 shall control and supersede every other provision of the Loan Documents. Except as otherwise set forth herein or therein, the Loan Documents are contracts made under and shall be construed in accordance with and governed by the laws of the State of New York, except that if at any time the laws of the United States of America permit the Lenders to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the laws of the State of New York or the laws of any other applicable state (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which the Lenders may contract for, take, reserve, charge or receive under the Loan Documents.

     Section 12.4 Invalid Provisions. If any provision of any Loan Document is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

     Section 12.5 Reimbursement of Expenses. Borrower shall pay or reimburse Administrative Agent and/or the Lenders on demand of the applicable party for:
(1) all expenses incurred by Administrative Agent in connection with the Loans, including reasonable fees and expenses of Administrative Agent's attorneys, environmental, engineering, appraisal, surveying and other consultants, and fees, charges or taxes for the negotiation, recording or filing of Loan Documents, (2) all expenses, whether internal or external, of Administrative Agent in connection with the administration of the Loans (including, without limitation, in connection with any Potential Default, Event of Default or any requested or proposed modification, waiver or consent hereunder or under any of the other Loan Documents), including audit costs, inspection fees, attorneys' fees and disbursement, settlement of condemnation and casualty awards, and premiums for title insurance and endorsements thereto, (3) all of Administrative Agent's reasonable costs and expenses (including reasonable fees and disbursements of Administrative Agent's external counsel) incurred in connection with the syndication of the Loans to the Lenders, (4) all of Administrative Agent's reasonable costs and expenses (including reasonable fees and disbursements of Administrative Agent's external counsel) incurred in connection with any Bifurcation of the Loans, and (5) all amounts expended, advanced or incurred by Administrative Agent and the Lenders to collect the Notes, or to enforce the rights of Administrative Agent and the Lenders under this Agreement or any other Loan Document, or to defend or assert the rights and claims of Administrative Agent and the Lenders under the Loan Documents or with respect to the Project (by litigation or other proceedings), which amounts will include all court costs, attorneys' fees and expenses, fees of auditors and accountants, and investigation expenses as may be incurred by Administrative Agent and the Lenders in connection with any such matters (whether or not litigation is instituted), together with interest at the Default Rate on each such amount from the date of disbursement until the date of reimbursement to Administrative Agent and the Lenders, all of which shall constitute part of the Loans and shall be secured by the Loan Documents.


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

     Section 12.6 Approvals; Third Parties; Conditions. All approval rights retained or exercised by Administrative Agent and the Lenders with respect to leases, contracts, plans, studies and other matters are solely to facilitate the Lenders' credit underwriting, and shall not be deemed or construed as a determination that the Lenders have passed on the adequacy thereof for any other purpose and may not be relied upon by Borrower or any other Person. This Agreement is for the sole and exclusive use of Administrative Agent, the Lenders and Borrower and may not be enforced, nor relied upon, by any Person other than Administrative Agent, the Lenders and Borrower. All conditions of the obligations of Administrative Agent and the Lenders hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Administrative Agent and the Lenders, their successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that the Lenders will refuse to make advances in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Administrative Agent and the Lenders at any time in their sole and absolute discretion.

     Section 12.7 Lenders and Administrative Agent Not in Control; No Partnership. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Administrative Agent or any Lender the right or power to exercise control over the affairs or management of Borrower, the power of Administrative Agent and the Lenders being limited to the rights to exercise the remedies referred to in the Loan Documents. The relationship between Borrower and the Lenders is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between Administrative Agent, the Lenders and Borrower or to create an equity in the Project in Administrative Agent or any Lender. Administrative Agent and the Lenders neither undertake nor assume any responsibility or duty to Borrower or to any other person with respect to the Project or the Loans, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents: (1) neither Administrative Agent nor any Lender is, nor shall be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its stockholders, members, or partners and neither Administrative Agent nor any Lender intends to ever assume such status; (2) no Lender or Administrative Agent shall in any event be liable for any Debts, expenses or losses incurred or sustained by Borrower; and (3) no Lender or Administrative Agent shall be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its stockholders, members, or partners. Administrative Agent, the Lenders and Borrower disclaim any intention to create any partnership, joint venture, agency or common interest in profits or income between Administrative Agent, the Lenders and Borrower, or to create an equity in the Project in Administrative Agent or any Lender, or any sharing of liabilities, losses, costs or expenses.

     Section 12.8 Time of the Essence. Time is of the essence with respect to this Agreement.

     Section 12.9 Successors and Assigns. Subject to the provisions of Section 12.24, this Agreement shall be binding upon and inure to the benefit of Administrative Agent, the Lenders and Borrower and the respective successors and permitted assigns.


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

     Section 12.10 Renewal, Extension or Rearrangement. All provisions of the Loan Documents shall apply with equal effect to each and all promissory notes and amendments thereof hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loans. For portfolio management purposes, the Lenders may elect to divide the Loans into two or more separate loans evidenced by separate promissory notes so long as the payment and other obligations of Borrower are not effectively increased or otherwise modified. Borrower agrees to cooperate with Administrative Agent and the Lenders and to execute such documents as Administrative Agent reasonably may request to effect such division of the Loans.

     Section 12.11 Waivers. No course of dealing on the part of Administrative Agent or any Lender, their officers, employees, consultants or agents, nor any failure or delay by Administrative Agent or any Lender with respect to exercising any right, power or privilege of Administrative Agent or any Lender under any of the Loan Documents, shall operate as a waiver thereof.

     Section 12.12 Cumulative Rights. Rights and remedies of Administrative Agent and the Lenders under the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     Section 12.13 Singular and Plural. Words used in this Agreement and the other Loan Documents in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Agreement and the other Loan Documents shall apply to such words when used in the plural where the context so permits and vice versa.

     Section 12.14 Phrases. When used in this Agreement and the other Loan Documents, the phrase "including" shall mean "including, but not limited to," the phrases "satisfactory to any Lender" or "satisfactory to Administrative Agent" shall mean (except as otherwise expressly set forth herein) in form and substance satisfactory to such Lender or Administrative Agent, as the case may be, in all respects, the phrases "with Lender's consent", "with Lender's approval", "with Administrative Agent's consent" or "with Administrative Agent's approval" shall mean (except as otherwise expressly set forth herein) such consent or approval at Lender's or Administrative Agent's, as the case may be, discretion, and the phrases "acceptable to Lender" or "acceptable to Administrative Agent" shall mean acceptable to Lender or Administrative Agent, as the case may be, at such party's sole and absolute discretion."

     Section 12.15 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein.

     Section 12.16 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Agreement and the other Loan Documents or the exhibits hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.


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     Section 12.17 Promotional Material. Subject to Borrower's consent in each case, such consent not to be unreasonably withheld, conditioned or delayed, Borrower authorizes Administrative Agent and each of the Lenders to issue press releases, advertisements and other promotional materials in connection with Administrative Agent's or such Lender's own promotional and marketing activities, and describing the Loans in general terms or in detail and Administrative Agent's or such Lender's participation in the Loans. All references to Administrative Agent or any Lender contained in any press release, advertisement or promotional material issued by Borrower shall be approved in writing by Administrative Agent and such Lender in advance of issuance.

     Section 12.18 Survival. All of the representations, warranties, covenants, and indemnities of Borrower hereunder (including environmental matters under Article 5, the obligations under Sections 2.9(1), 2.9(5) and 2.9(6)), and under the indemnification provisions of the other Loan Documents shall survive (a) the repayment in full of the Loans and the release of the Liens evidencing or securing the Loans, (b) the transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to the Project to any party, whether or not an Affiliate of Borrower and (c) in the case of any Lender that may assign any interest in its Commitment or Loans hereunder in accordance with the terms of this Agreement, the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder.

     Section 12.19 WAIVER OF JURY TRIAL. BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOANS OR THE PROJECT (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND EACH LENDER TO ENTER THIS AGREEMENT.

     Section 12.20 Remedies of Borrower. It is expressly understood and agreed that, notwithstanding any applicable law or any provision of this Agreement or the other Loan Documents to the contrary, the liability of Administrative Agent and each Lender (including their respective successors and assigns) and any recourse of Borrower against Administrative Agent and each Lender shall be limited solely and exclusively to their respective interests in the Loans and/or Commitments or the Project. Without limiting the foregoing, in the event that a claim or adjudication is made that Administrative Agent, any of the Lenders, or their agents, acted unreasonably or unreasonably delayed acting in any case where by Applicable Law or under this Agreement or the other Loan Documents, Administrative Agent, any Lender or any such agent, as the case may be, has an obligation to act reasonably or promptly, or otherwise violated this Agreement or the Loan Documents, Borrower agrees that none of Administrative Agent, the Lenders or their agents shall be liable for any incidental, indirect, special, punitive, consequential or speculative damages or losses resulting from such failure to act reasonably or promptly in accordance with this Agreement or the other Loan Documents.


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

     Section 12.21 Governing Law.

          (1) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY ADMINISTRATIVE AGENT AND LENDERS AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTES DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROJECT IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTES, AND THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (2) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ADMINISTRATIVE AGENT, ANY LENDER OR BORROWER ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS MAY AT ADMINISTRATIVE AGENT'S OPTION (WHICH DECISION SHALL BE MADE BY THE MAJORITY LENDERS) BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CORPORATION SERVICE COMPANY, 2711

     CENTERVILLE ROAD, WILMINGTON, NEW CASTLE COUNTY, DELAWARE 19808, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (A) SHALL GIVE PROMPT NOTICE TO ADMINISTRATIVE AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (B) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (C) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

     Section 12.22 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between Administrative Agent, the Lenders and Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. If any conflict or inconsistency exists between the Commitment Letter and this Agreement or any of the other Loan Documents, the terms of this Agreement shall control.

     Section 12.23 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

     Section 12.24 Assignments and Participations.

          (1) Assignments by Borrower. Borrower may not assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and Administrative Agent.

          (2) Assignments by the Lenders. Each Lender may assign any of its Loans, its Note and its Commitment (but only with the consent of Administrative Agent); provided that:

     (a) no such consent by Administrative Agent shall be required in the case of any assignment by any Lender to another Lender or an Affiliate of such Lender or such other Lender (provided that in the case of an assignment to any such affiliate, the assigning Lender will not be released from its obligations under the Loan Documents and Administrative Agent may continue to deal only with such assigning Lender);

     (b) except to the extent Administrative Agent shall otherwise consent, any such partial assignment (other than to another Lender or an affiliate of a Lender) shall be in an amount at least equal to $10,000,000;

     (c) each such assignment (including an assignment to another Lender or an affiliate of a Lender) by a Lender of its Loans or Commitment shall be made in such manner so that the same portion of its Loans and Commitment is assigned to the respective assignee;

     (d) subject to the applicable Lender's compliance with the provisions of clauses (b) and (c) above, Administrative Agent's consent to an assignment shall not be unreasonably withheld, delayed or conditioned if (i) such assignment is made to an Eligible Assignee, and (ii) the provisions of clause (e) have been satisfied; and

     (e) upon execution and delivery by the assignee (even if already a Lender) to Borrower and Administrative Agent of an Assignment and Acceptance pursuant to which such assignee agrees to become a "Lender" hereunder (if not already a Lender) having the Commitment and Loans specified in such instrument, and upon consent thereto by Administrative Agent to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise consented to by Administrative Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment and Loans (or portions thereof) assigned to it (in addition to the Commitment and Loans, if any, theretofore held by such assignee) and, except as provided in Section 12.24(2)(a), the assigning Lender shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned. Upon each such assignment the assigning Lender shall pay Administrative Agent a processing and recording fee of $3,500 and the reasonable fees and disbursements of Administrative Agent's counsel incurred in connection therewith.

          (3) Participations.

     (a) A Lender may sell or agree to sell to one or more other Persons (each a "Participant") a participation in all or any part of any Loans held by it, or in its Commitment, provided (A) such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) Borrower, Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Loan Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Lender's Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee or (v)


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consent to any modification, supplement or waiver hereof or of any of the other
Loan Documents to the extent that the same, under Section 12.2, requires the consent of each Lender. Subject to subsection (3)(b) of this Section 12.24, Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.9(1), 2.9(5), and 2.9(6) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (2) of this
Section 12.24. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.24 as though it were a Lender; provided that such Participant agrees to be subject to Section 12.24 as though it were a Lender.

     (b) A Participant shall not be entitled to receive any greater payment under Section 2.9(1) or 2.9(6) than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower's prior written consent. A Participant that is a non-U.S. Person that would become a Lender shall not be entitled to the benefits of Section 2.9(6) unless Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrower, to comply with Section 2.9(6) as though it were a Lender

          (4) Certain Pledges. In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.24 (but without being subject thereto), any Lender may (without notice to Borrower, Administrative Agent or any other Lender and without payment of any fee) assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any operating circular issued by such Federal Reserve Bank, and such Loans and Note shall be fully transferable as provided therein. No such assignment shall release the assigning Lender from its obligations hereunder.

          (5) Provision of Information to Assignees and Participants. A Lender may furnish any information concerning Borrower, any Borrower Party or any of their respective Affiliates or the Project in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), provided that, prior any Lender furnishing to any such actual or prospective assignee or participant any material non-public information concerning the Borrower or any Borrower Party, such actual or prospective assignee or participant shall have executed a confidentiality agreement substantially in the form of that attached hereto as Exhibit K (or have agreed to the terms thereof via electronic signature or similar electronic means).

          (6) Agent, Borrower and such participant/assignee Lender complies with the terms of Section 12.30.

          (7) No Assignments to Borrower or Affiliates. Anything in this Section
     12.24 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to Borrower or any of its Affiliates without the prior consent of each Lender.


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     Section 12.25 Brokers. Borrower hereby represents to Administrative Agent and each Lender that Borrower has not dealt with any broker, underwriters, placement agent, or finder in connection with the transactions contemplated by this Agreement and the other Loan Documents. Borrower hereby agrees to indemnify and hold Administrative Agent and each Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower in connection with the transactions contemplated herein.

     Section 12.26 Right of Set-off.

          (1) Upon the occurrence and during the continuance of any Event of Default, each of the Lenders is, subject (as between the Lenders) to the provisions of subsection (3) of this Section 12.26, hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower) and to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other indebtedness at any time owing, by such Lender in any of its offices, in Dollars or in any other currency, to or for the credit or the account of Borrower against any and all of the respective obligations of Borrower now or hereafter existing under the Loan Documents, irrespective of whether or not such Lender or any other Lender shall have made any demand hereunder and although such obligations may be contingent or unmatured and such deposits or indebtedness may be unmatured. Each Lender hereby acknowledges that the exercise by any Lender of offset, set-off, banker's lien, or similar rights against any deposit or other indebtedness of Borrower whether or not located in California or any other state with certain laws restricting lenders from pursuing multiple collection methods, could result under such laws in significant impairment of the ability of all the Lenders to recover any further amounts in respect of the Loan. Therefore, each Lender agrees that no Lender shall exercise any such right of set-off, banker's lien, or otherwise, against any assets of Borrower (including all general or special, time or demand, provisional or other deposits and other indebtedness owing by such Lender to or for the credit or the account of Borrower) without the prior written consent of Administrative Agent and the Majority Lenders.

          (2) Each Lender shall promptly notify Borrower and Administrative Agent after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders under this Section 12.26 are in addition to other rights and remedies (including other rights of set-off) which the Lenders may have.

          (3) If an Event of Default has resulted in the Loans becoming due and payable prior to the stated maturity thereof, each Lender agrees that it shall turn over to Administrative Agent any payment (whether voluntary or involuntary, through the exercise of any right of setoff or otherwise) on account of the Loans held by it in excess of its ratable portion of payments on account of the Loans obtained by all the Lenders.


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     Section 12.27 Limitation on Liability of Administrative Agent's and the
Lenders' Officers, Employees, etc. Any obligation or liability whatsoever of Administrative Agent or any Lender which may arise at any time under this Agreement or any other Loan Document shall be satisfied, if at all, out of Administrative Agent's or such Lender's respective assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of Administrative Agent's or any Lender's shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

     Section 12.28 Cooperation with Syndication.

          (1) Borrower acknowledges that Eurohypo intends to syndicate a portion of the Commitments to one or more Lenders (the "Syndication") and in connection therewith, Borrower will take all actions as Eurohypo may reasonably request to assist Eurohypo in its Syndication effort. Without limiting the generality of the foregoing, Borrower shall, at the request of Eurohypo (i) facilitate the review of the Loan and the Project by any prospective Lender; (ii) assist Eurohypo and otherwise cooperate with Eurohypo in the preparation of information offering materials (which assistance may include reviewing and commenting on drafts of such information materials and drafting portions thereof); (iii) deliver updated information on Borrower, any Borrower Party and the Project; (iv) make representatives of Borrower available to meet with prospective Lenders at tours of the Project and bank meetings; (v) facilitate direct contact between the senior management and advisors of Borrower and any prospective Lender; and (vi) provide Eurohypo with all information reasonably deemed necessary by it to complete the Syndication successfully. Borrower agrees to take such further action, in connection with documents and amendments to the Loan Documents, as may reasonably be required to effect such Syndication.

          (2) Until such time as Eurohypo provides Borrower with written notice that the Syndication is complete, except for those financing transactions listed on Schedule 12.28 attached hereto, no other similar credit facilities or debts issued by Borrower or Sponsor will be syndicated or privately placed which might, in Eurohypo's opinion, have a detrimental effect on the successful completion of the Syndication. Borrower and Sponsor shall notify Eurohypo in writing immediately if any such credit facility or debt issuance is contemplated.

     Section 12.29 Loan Components. Eurohypo shall have the right, at any time, to direct the Administrative Agent, with respect to all or any portion of the Loan, to (a) cause the Notes, the Mortgage and the other Security Documents to be severed and/or split into two or more separate notes, mortgages and other security agreements, so as to evidence and secure one or more senior and subordinate mortgage loans, (b) create one more senior and subordinate notes (i.e., an A/B or A/B/C structure) secured by the Mortgage and the other Security Documents, (c) create multiple components of the Notes (and allocate or re-allocate the outstanding principal amount of the Loan among such components)


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or (d) otherwise sever the Loan into two or more loans secured by the Mortgage and the other Security Documents (each of clauses (a) through (d), a "Bifurcation"); in each such case, in whatever proportions and priorities as Eurohypo may so direct in its discretion to the Administrative Agent; provided, however, that in each such instance (i) the outstanding principal amount of all the Notes evidencing the Loan (or components of such Notes) immediately following such Bifurcation shall be equal the outstanding principal amount of the Loan immediately prior to such Bifurcation, and (ii) the weighted average Applicable Margin with respect to the aggregate outstanding principal balance of all Base Rate Loans and LIBOR-based Loans immediately after such Bifurcation and at all times prior to the occurrence of an Event of Default shall not exceed the weighted average Applicable Margin with respect to the aggregate outstanding principal balance of all Base Rate Loans and LIBOR-based Loans as set forth in the initial Notes delivered hereunder (as such interest rates are subject to being adjusted from time to time in accordance herewith, including as a result of the accrual of interest at the Default Rate). If requested by the Administrative Agent in writing, Borrower shall execute within ten (10) days after such request, a severance agreement, amendments to or amendments and restatements of any one or more Loan Documents, and such documentation as the Administrative Agent may reasonably request to evidence and/or effectuate any such Bifurcation, all in form and substance reasonably satisfactory to Eurohypo and the Administrative Agent; provided, however, that notwithstanding any other provision of Section 12.28 or this Section 12.29(1) to the contrary, Borrower shall not be required to enter into any such documents and amendments which would alter any of the material economic terms of the Loan Documents or which would create new or greater obligations or liabilities on Borrower or the Borrower Parties under the Loan Documents.


                                   ARTICLE 13

                                  FULL RECOURSE

     Section 13.1 Full Recourse. The Loans and all obligations of the Borrower under the Loan Documents shall be fully recourse to Borrower.


                                   ARTICLE 14

                              ADMINISTRATIVE AGENT

     Section 14.1 Appointment, Powers and Immunities. Each Lender hereby appoints and authorizes Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to Administrative Agent by the terms of this Agreement and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. Administrative Agent (which term as used in this sentence and in Section 14.5 and the first sentence of Section 14.6 shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

     (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender except


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to the extent that Administrative Agent acts as an agent with respect to the receipt or payment of funds, nor shall Administrative Agent have any fiduciary duty to Borrower nor shall any Lender have any fiduciary duty to Borrower or any other Lender;

     (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by Borrower or any other Person to perform any of its obligations hereunder or thereunder; and

     (c) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except to the extent any such action taken or omitted violates Administrative Agent's standard of care set forth in the first sentence of Section 14.5.

     (d) shall not, except to the extent expressly instructed by the Majority Lenders with respect to collateral security under the Security Documents, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document; and

     (e) shall not be required to take any action which is contrary to this Agreement or any other Loan Document or Applicable Law.

The relationship between Administrative Agent and each Lender is a contractual relationship only, and nothing herein shall be deemed to impose on Administrative Agent any obligations other than those for which express provision is made herein or in the other Loan Documents. Administrative Agent may employ agents and attorneys-in-fact, and may delegate all or any part of its obligations hereunder, to third parties and shall not be responsible for the negligence or misconduct of any such agents, attorneys-in-fact or third parties selected by it in good faith. Administrative Agent may deem and treat the payee of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with Administrative Agent, any such assignment or transfer to be subject to the provisions of Section 12.24. Except to the extent expressly provided in Sections 14.8, the provisions of this Article 14 are solely for the benefit of Administrative Agent and the Lenders, and Borrower shall not have any rights as a third-party beneficiary of any of the provisions hereof and the Lenders may Modify or waive such provisions of this Article 14 in their sole and absolute discretion..

     Section 14.2 Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, Administrative Agent shall in all


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cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

     Section 14.3 Defaults.

          (1) Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of an Event of Default unless Administrative Agent has received notice from a Lender or Borrower specifying such Event of Default and stating that such notice is a "Notice of Default". In the event that Administrative Agent receives such a notice of the occurrence of an Event of Default, Administrative Agent shall give prompt notice thereof to the Lenders. Within ten (10) days of delivery of such notice of Event of Default from Administrative Agent to the Lenders (or such shorter period of time as Administrative Agent determines is necessary), Administrative Agent and the Lenders shall consult with each other to determine a proposed course of action. Administrative Agent shall (subject to Section 14.7) take such action with respect to such Event of Default as shall be directed by the Majority Lenders, provided that, (A) unless and until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, including decisions (1) to make protective advances that Administrative Agent determines are necessary to protect or maintain the Project and (2) to foreclose on any of the Project or exercise any other remedy, with respect to such Event of Default as it shall deem advisable in the interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of all of the Lenders and (B) no actions approved by the Majority Lenders shall violate the Loan Documents or applicable law. Each of the Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents (including the Notes) other than through Administrative Agent. Administrative Agent shall advise the Lenders of all material actions which Administrative Agent takes in accordance with the provisions of this Section 14.3(1) and shall continue to consult with the Lenders with respect to all of such actions. Notwithstanding the foregoing, if the Majority Lenders shall at any time direct that a different or additional remedial action be taken from that already undertaken by Administrative Agent, including the commencement of foreclosure proceedings, such different or additional remedial action shall be taken in lieu of or in addition to, the prosecution of such action taken by Administrative Agent; provided that all actions already taken by Administrative Agent pursuant to this Section 14.3(1) shall be valid and binding on each Lender. All money (other than money subject to the provisions of Section 14.7) received from any enforcement actions, including the proceeds of a foreclosure sale of the Project, shall be applied, first, to the payment or reimbursement of Administrative Agent for expenses incurred in accordance with the provisions of Sections 14.3(2),
     (3) and (4) and 14.5 and to the payment of the Agency Fee to the extent not paid by Borrower pursuant to Section 14.11, second, to the payment or


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     reimbursement of the Lenders for expenses incurred in accordance with the provisions of Sections 14.3(2), (3) and (4) and 14.5; third, to the payment or reimbursement of the Lenders for any advances made pursuant to Section 14.3(2); and fourth, pari passu to the Lenders in accordance with their respective Proportionate Shares (and to the Lender or Lenders under any Hedge Agreement for its Additional Interest in accordance with Section 9.15), unless an Unpaid Amount is owed pursuant to Section 14.12, in which event such Unpaid Amount shall be deducted from the portion of such proceeds of the Defaulting Lender and be applied to payment of such Unpaid Amount to the Special Advance Lender.

          (2) All losses with respect to interest (including interest at the Default Rate) and other sums payable pursuant to the Notes or incurred in connection with the Loans shall be borne by the Lenders in accordance with their respective proportionate shares of the Loans. All losses incurred in connection with the Loans, the enforcement thereof or the realization of the security therefor, shall be borne by the Lenders in accordance with their respective proportionate shares of the Loan, and the Lenders shall promptly, upon request, remit to Administrative Agent their respective proportionate shares of (i) any expenses incurred by Administrative Agent in connection with any Default to the extent any expenses have not been paid by Borrower, (ii) any advances made to pay taxes or insurance or otherwise to preserve the Lien of the Security Documents or to preserve and protect the Project, whether or not the amount necessary to be advanced for such purposes exceeds the amount of the Mortgage, (iii) any other expenses incurred in connection with the enforcement of the Mortgage or other Loan Documents, and (iv) any expenses incurred in connection with the consummation of the Loans not paid or provided for by Borrower. To the extent any such advances are recovered in connection with the enforcement of the Mortgage or the other Loan Documents, each Lender shall be paid its proportionate share of such recovery after deduction of the expenses of Administrative Agent and the Lenders.

          (3) If, at the direction of the Majority Lenders or otherwise as provided in Section 14.3(1), any action(s) is brought to collect on the Notes or enforce the Security Documents or any other Loan Document, such action shall (to the extent permitted under applicable law and the decisions of the court in which such action is brought) be an action brought by Administrative Agent and the Lenders, collectively, to collect on all or a portion of the Notes or enforce the Security Documents or any other Loan Document and counsel selected by Administrative Agent shall prosecute any such action on behalf of Administrative Agent and the Lenders, and Administrative Agent and the Lenders shall consult and cooperate with each other in the prosecution thereof. All decisions concerning the appointment of a receiver while such action is pending, the conduct of such receivership, the conduct of such action, the collection of any judgment entered in such action and the settlement of such action shall be made by Administrative Agent. The costs and expenses of any such action shall be borne by the Lenders in accordance with each of their respective proportionate shares.


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

          (4) If, at the direction of the Majority Lenders or otherwise as provided in Section 14.3(1), any action(s) is brought to foreclose the Mortgage, such action shall (to the extent permitted under applicable law and the decisions of the court in which such action is brought) be an action brought by Administrative Agent and the Lenders, collectively, to foreclose all or a portion of the Mortgage and collect on the Notes. Counsel selected by Administrative Agent shall prosecute any such foreclosure on behalf of Administrative Agent and the Lenders and Administrative Agent and the Lenders shall consult and cooperate with each other in the prosecution thereof. All decisions concerning the appointment of a receiver, the conduct of such foreclosure, the acceptance of a deed in lieu of foreclosure, the bid on behalf of Administrative Agent and the Lenders at the foreclosure sale of the Project, the manner of taking and holding title to the Project (other than as set forth in subsection (5) below), the sale of the Project after foreclosure, and the commencement and conduct of any deficiency judgment proceeding shall be made by Administrative Agent. The costs and expenses of foreclosure will be borne by the Lenders in accordance with their respective proportionate shares.

          (5) If title is acquired to the Project after a foreclosure sale or by a deed in lieu of foreclosure, title shall be held by Administrative Agent in its own name in trust for the Lenders or, at Administrative Agent's election, in the name of a wholly owned subsidiary of Administrative Agent on behalf of the Lenders.

          (6) If Administrative Agent (or its subsidiary) acquires title to the Project or is entitled to possession of the Project during or after the foreclosure, all material decisions with respect to the possession, ownership, development, construction, control, operation, leasing, management and sale of the Project shall be made by Administrative Agent. All income or other money received after so acquiring title to or taking possession of the Project with respect to the Project, including income from the operation and management of the Project and the proceeds of a sale of the Project, shall be applied, first, to the payment or reimbursement of Administrative Agent and the expenses incurred in accordance with the provisions of this Article 14 and to the payment of the Agency Fee to the extent not paid by Borrower pursuant to Section 14.11, second, to the payment of operating expenses with respect to the Project; third, to the establishment of reasonable reserves for the operation of the Project; fourth, to the payment or reimbursement of the Lenders for any advances made pursuant to Section 14.3(2); fifth to fund any capital improvement, leasing and other reserves; and sixth, to the Lenders in accordance with their respective Proportionate Shares (and to each of the Lenders under any applicable Hedge Agreement for its Additional Interest in accordance with
     Section 9.15), unless an Unpaid Amount is owed pursuant to Section 14.12, in which event such Unpaid Amount shall be deducted from the portion of such proceeds of the Defaulting Lender and be applied to payment of such Unpaid Amount to the Special Advance Lender.


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     Section 14.4 Rights as a Lender. With respect to its Commitment and the
Loans made by it Eurohypo (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. Eurohypo (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) lend money to, make investments in and generally engage in any kind of lending, trust or other business with Borrower (and any of its Affiliates) as if it were not acting as Administrative Agent, and Eurohypo and its affiliates may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

     Section 14.5 Standard of Care; Indemnification. In performing its duties under the Loan Documents, Administrative Agent will exercise the same degree of care as it normally exercises in connection with real estate loans in which no syndication or participations are involved, but Administrative Agent shall have no further responsibility to any Lender except as expressly provided herein and except for its own gross negligence or willful misconduct which resulted in actual loss to such Lender, and, except to such extent, Administrative Agent shall have no responsibility to any Lender for the failure by Administrative Agent to comply with any of Administrative Agent's obligations to Borrower under the Loan Documents or otherwise. The Lenders agree to indemnify Administrative Agent (to the extent not reimbursed under Section 12.5, but without limiting the obligations of Borrower under Section 12.5) ratably in accordance with the aggregate principal amount of the Loans held by the Lenders (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Administrative Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that Borrower is obligated to pay under Section 12.5, but excluding, unless a Event of Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from Administrative Agent's breach of its standard of care set forth in the first sentence of this Section.

     Section 14.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and its Affiliates and decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Loan Document. Subject to the provisions of the first sentence of Section 14.5, Administrative Agent shall not be required to keep itself informed as to the performance or observance by Borrower


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of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the Project or the books of Borrower or any of its Affiliates. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by Administrative Agent hereunder or as otherwise agreed by Administrative Agent and the Lenders, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower or any of its Affiliates that may come into the possession of Administrative Agent or any of its affiliates.

     Section 14.7 Failure to Act. Except for action expressly required of Administrative Agent hereunder, and under the other Loan Documents, Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 14.5 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

     Section 14.8 Resignation of Administrative Agent. Administrative Agent may resign at any time by giving notice thereof to the Lenders and Borrower and the Majority Lenders (other than Administrative Agent) may remove Administrative Agent at any time for gross negligence or willful misconduct by giving at least thirty (30) Business Days' prior written notice and cure period to Administrative Agent, Borrower and all other Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent that shall be a Person that meets the qualifications of an Eligible Assignee. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or its receipt of notice of removal, then the retiring or removed Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, that shall be an institutional lender that meets the requirements of the immediately preceding sentence. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this Section 14.8). The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provision of this Article 14 and Section 12.5 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     Section 14.9 Consents under Loan Documents. Administrative Agent may as expressly provided in the Loan Documents and, if not expressly provided, with the consent of the Majority Lenders (a) grant any consent or approval required of it or (b) consent to any modification, supplement or waiver under any of the Loan Documents. If Administrative Agent solicits any consents or approvals from the Lenders under any of the Loan Documents, each Lender shall within ten (10) Business Days of receiving such request, give Administrative Agent written notice of its consent or approval or denial thereof; provided that, if any Lender does not respond within such ten (10) Business Days, such Lender shall be deemed to have authorized Administrative Agent to vote such Lender's interest with respect to the matter which was the subject of Administrative Agent's solicitation as Administrative Agent elects. Any such solicitation by Administrative Agent for a consent or approval shall be in writing and shall include a description of the matter or thing as to which such consent or approval is requested and shall include Administrative Agent's recommended course of action or determination in respect thereof. Borrower and such successor. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 14 and Section 12.5 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     Section 14.10 Authorization. Administrative Agent is hereby authorized by the Lenders to execute, deliver and perform in accordance with the terms of each of the Loan Documents to which Administrative Agent is or is intended to be a party and each Lender agrees to be bound by all of the agreements of Administrative Agent contained in such Loan Documents. Borrower shall be entitled to rely on all written agreements, approvals and consents received from Administrative Agent as being that also of the Lenders, without obtaining separate acknowledgment or proof of authorization of same.

     Section 14.11 Agency Fee. So long as the Commitments are in effect and until payment in full of all obligations under this Agreement, the Notes and the other Loan Documents, Borrower shall pay to Administrative Agent, for its sole account, the Agency Fee. The Agency Fee shall be payable annually in advance commencing on the Closing Date pursuant to the Fee Letter.

     Section 14.12 Defaulting Lenders.

          (1) If any Lender (a "Defaulting Lender") shall for any reason fail to
     (i) make any respective Loan required pursuant to the terms of this Agreement or (ii) pay its proportionate share of an advance or disbursement to protect the Project or the Lien of the Security Documents, any of the other Lenders may, but shall not be obligated to, make all or a portion of the Defaulting Lender's Loan or proportionate share of such advance, provided that such Lender gives the Defaulting Lender and Administrative Agent prior notice of its intention to do so. The right to make such advances in respect of the Defaulting Lender shall be exercisable first by the Lender holding the greatest proportionate share and thereafter to each of the Lenders in descending order of their respective proportionate shares of the Loans or in such other manner as the Majority Lenders (excluding the Defaulting Lender) may agree on. Any Lender making all or any portion of the Defaulting Lender's proportionate share of the applicable Loan or advance in accordance with the foregoing terms and conditions shall be referred to as a "Special Advance Lender".

          (2) In any case where a Lender becomes a Special Advance Lender (i) the Special Advance Lender shall be deemed to have purchased, and the Defaulting Lender shall be deemed to have sold, a senior participation in the Defaulting Lender's respective Loan to the extent of the amount so advanced or disbursed (the "Advanced Amount") bearing interest (including interest at the Default Rate, if applicable) and (ii) the Defaulting Lender shall have no voting rights under this Agreement or any other Loan Documents so long as it is a Defaulting Lender. It is expressly understood and agreed that each of the respective obligations under this Agreement and the other Loan Documents, including advancing Loans, losses incurred in connection with the Loan, including costs and expenses of enforcement, advancing to preserve the Lien of the Mortgage or to preserve and protect the Project, shall be without regard to any adjustment in the proportionate shares occasioned by the acts of a Defaulting Lender. The Special Advance Lender shall be entitled to an amount (the "Unpaid Amount") equal to the applicable Advanced Amount, plus any unpaid interest due and owing with respect thereto, less any repayments thereof made by the Defaulting Lender immediately upon demand. The Defaulting Lender shall have the right to repurchase the senior participation in its Loan from the Special Advance Lender at any time by the payment of the Unpaid Amount.

          (3) A Special Advance Lender shall (i) give notice to the Defaulting Lender, Administrative Agent and each of the other Lenders (provided that failure to deliver said notice to any party other than the Defaulting Lender shall not constitute a default under this Agreement) of the Advance Amount and the percentage of the Special Advance Lender's senior participation in the Defaulting Lender's Loan and (ii) in the event of the repayment of any of the Unpaid Amount by the Defaulting Lender, give notice to the Defaulting Lender and Administrative Agent of the fact that the Unpaid Amount has been repaid (in whole or in part), the amount of such repayment and, if applicable, the revised percentage of the Special Advance Lender's senior participation. Provided that Administrative Agent has received notice of such participation, Administrative Agent shall have the same obligations to distribute interest, principal and other sums received by Administrative Agent with respect to a Special Advance Lender's senior participation as Administrative Agent has with respect to the distribution of interest, principal and other sums under this Agreement; and at the time of making any distributions to the Lenders, shall make payments to the Special Advance Lender with respect to a Special Advance Lender's senior participation in the Defaulting Lender's Loan out of the Defaulting Lender's share of any such distributions.

          (4) A Defaulting Lender shall immediately pay to a Special Advance Lender all sums of any kind paid to or received by the Defaulting Lender from Borrower, whether pursuant to the terms of this Agreement or the other Loan Documents or in connection with the realization of the security therefor until the Unpaid Amount is fully repaid. Notwithstanding the fact that the Defaulting Lender may temporarily hold such sums, the Defaulting Lender shall be deemed to hold same as a trustee for the benefit of the Special Advance Lender, it being the express intention of the Lenders that the Special Advance Lender shall have an ownership interest in such sums to the extent of the Unpaid Amount.

          (5) Each Defaulting Lender shall indemnify, defend and hold Administrative Agent and each of the other Lenders harmless from and against any and all losses, damages, liabilities or expenses (including reasonable attorneys' fees and expenses and interest at the Default Rate) which they may sustain or incur by reason of the Defaulting Lender's failure or refusal to abide by its obligations under this Agreement or the other Loan Documents, except to the extent a Defaulting Lender became a Defaulting Lender due to the gross negligence or willful misconduct of Administrative Agent and/or any Lender. Administrative Agent shall, after payment of any amounts due to any Special Advance Lender pursuant to the terms of subsection (3) above, set-off against any payments due to such Defaulting Lender for the claims of Administrative Agent and the other Lenders pursuant to this indemnity.

     Section 14.13 Liability of Administrative Agent. Administrative Agent shall not have any liabilities or responsibilities to Borrower on account of the failure of any Lender (other than Administrative Agent in its capacity as a Lender) to perform its obligations hereunder or to any Lender on account of the failure of Borrower to perform its obligations hereunder or under any other Loan Document.

     Section 14.14 Transfer of Agency Function. Without the consent of Borrower or any Lender, Administrative Agent may at any time or from time to time transfer its functions as Administrative Agent hereunder to any of its offices wherever located in the United States; provided that Administrative Agent shall promptly notify Borrower and the Lenders thereof.

                            [Signature Pages Follow]

     EXECUTED as of the date first written above.

LENDER:

                                    EUROHYPO AG, NEW YORK BRANCH


                                    By:  /s/ David Samer
                                        ------------------------------
                                         Name: David Samer
                                         Title: Director


                                    By:  /s/ John Hayes
                                        ------------------------------
                                         Name: John Hayes
                                         Title: Vice President

                                    Address for Notices to Eurohypo AG,
                                    New York Branch:

                                    Eurohypo AG, New York Branch
                                    1114 Avenue of the Americas, 29th Floor
                                    New York, New York  10036
                                    Attention: Legal Director
                                    Telecopier No.:  866-267-7680

                                    With copies to:

                                    Eurohypo AG, New York Branch
                                    1114 Avenue of the Americas, 29th Floor
                                    New York, New York  10036
                                    Attention: Head of Portfolio Operations
                                    Telecopier No.:  866-267-7680

                                    - and -

                                    Sidley Austin LLP
                                    One South Dearborn Street
                                    Chicago, Illinois 60603
                                    Attention: Dennis M. Coghlan
                                    Telecopier No.:  312-853-7036

BORROWER:

               PUENTE HILLS MALL, LLC,
               a Delaware limited liability company

               By:  PUENTE HILLS MALL REIT, LLC,
                    a Delaware limited liability company,
                    its sole member

                    By:  OG RETAIL HOLDING CO., LLC,
                         a Delaware limited liability company,
                         its managing member

                         By: GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its administering member

                              By:  GLIMCHER PROPERTIES CORPORATION,
                                   a Delaware corporation,
                                   its sole general partner


                                   By: /s/ Mark E. Yale
                                      -----------------------------
                                       Name:  Mark E. Yale
                                       Title: Executive Vice President and
                                              Chief Financial Officer


               Address for Notices:

               c/o Glimcher Development Corporation
               180 East Broad Street
               Columbus, Ohio 43215
               Attention: General Counsel
               Telecopier No.: (614) 621-8863

ADMINISTRATIVE AGENT:

                                  EUROHYPO AG, NEW YORK BRANCH, as
                                  Administrative Agent


                                  By:_________________________
                                           Name:
                                           Title:


                                  By:_________________________
                                           Name:
                                           Title:

                                  Address for Notices to Eurohypo AG,
                                  New York Branch:

                                  Eurohypo AG, New York Branch
                                  1114 Avenue of the Americas, 29th Floor
                                  New York, New York  10036
                                  Attention: Legal Director
                                  Telecopier No.:  866-267-7680

                                  With copies to:

                                  Eurohypo AG, New York Branch
                                  1114 Avenue of the Americas, 29th Floor
                                  New York, New York  10036
                                  Attention: Head of Portfolio Operations
                                  Telecopier No.:  866-267-7680

                                     - and -

                                  Sidley Austin LLP
                                  One South Dearborn Street
                                  Chicago, Illinois 60603
                                  Attention: Dennis M. Coghlan
                                  Telecopier No.:  312-853-7036

                                                                       EXHIBIT A

                          LEGAL DESCRIPTION OF PROJECT

                                Legal Description

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

PARCEL A - Fee Simple:

Parcels 5, 7 and 8, in the City of Industry, County of Los Angeles, State of California, as shown on Parcel Map No. 322, filed in Book 315, Page(s) 37 through 44, inclusive, of Parcel Maps, in the Office of the County Recorder of said County.

PARCEL B - Leasehold:

Parcels 5 and 6, in the City of Industry, County of Los Angeles, State of California, as shown on Parcel Map No. 27-A, filed in Book 42, Page(s) 61 through 64, inclusive of Parcels Maps, in the Office of the County Recorder of said County.

PARCEL C - Easements:

Non-exclusive easements, creating rights in real property, including but not limited to, ingress and egress, passage and parking of vehicles; passage and accommodation of pedestrians; sewer lines, water and gas mains, electrical power lines, telephone lines, and other utility lines; development and construction of said Tract; the construction, reconstruction, erection, removal and maintenance, on, to, over, under and across to a maximum distance of 14 feet, of footings, supports, canopies, flag poles, roof and building overhangs, awnings, alarm bells, signs, lights and lighting devices and similar appurtenances over the "Common Area" as defined and described in that certain Construction, Operation and Reciprocal Easement Agreement in and upon all the terms, covenants, conditions, provisions, reservations, limitations, duties, obligations, liens, assessments and easements as more particularly and fully described and set forth in said agreement by and between Hahn-Puente Associates, a limited partnership in which Ernest W. Hahn, Inc., a California corporation, is the general partner; Broadway-Hale Store, Inc., a California corporation; Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney Properties, Inc., a Delaware corporation, dated December 22, 1972 and recorded December 22, 1972 as Instrument No. 712, as amended by that certain First Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Hahn-Puente Associates, a limited partnership in which Ernest W. Hahn, Inc., a California corporation, is the general partner; Broadway-Hale Store, Inc., a California corporation; Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney

Properties, Inc., a Delaware corporation, dated February 1, 1974 and recorded March 11, 1974 as Instrument No. 3991, as amended by that certain Second Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Hahn-Puente Associates, a Limited Partnership in which Ernest W. Hahn, Inc., a California corporation, is the general partner; Carter Hawley Hale Stores, Inc., a California corporation (fka Broadway-Hale Stores, Inc.); Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney Properties, Inc., a Delaware corporation, dated September 20, 1984 and recorded October 1, 1984 as Instrument No. 84-1172544, and as further amended by that certain Third Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Krausz Puente LLC, a California limited liability company; The May Department Stores Company, a New York corporation; and Sears, Roebuck and Co., a New York corporation, dated December 1, 2001 and recorded January 8, 2002 as Instrument No. 02-0045017, all in the Recorder's Office of Los Angeles County, California.

PARCEL D Easements:

Non-exclusive easements, creating rights in real property as contained in that certain Declaration of Covenants, Conditions and Restrictions by Puente Hills Mall, LLC, a Delaware limited liability company, dated March 24, 2003 and recorded March 26, 2003 as Instrument No. 03-838916, in the Recorder's Office of Los Angeles County, California.


Assessor's Parcel Number:  8265-004-039 / 8265-004-040 / 8265-004-118
                           8265-004-120 / 8265-004-121

                                                                       EXHIBIT B

                   LEGAL DESCRIPTION OF GROUND LEASE PROPERTY

                                Legal Description

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

PARCEL B - Leasehold:

Parcels 5 and 6, in the City of Industry, County of Los Angeles, State of California, as shown on Parcel Map No. 27-A, filed in Book 42, Page(s) 61 through 64, inclusive of Parcels Maps, in the Office of the County Recorder of said County.

PARCEL C - Easements:

Non-exclusive easements, creating rights in real property, including but not limited to, ingress and egress, passage and parking of vehicles; passage and accommodation of pedestrians; sewer lines, water and gas mains, electrical power lines, telephone lines, and other utility lines; development and construction of said Tract; the construction, reconstruction, erection, removal and maintenance, on, to, over, under and across to a maximum distance of 14 feet, of footings, supports, canopies, flag poles, roof and building overhangs, awnings, alarm bells, signs, lights and lighting devices and similar appurtenances over the "Common Area" as defined and described in that certain Construction, Operation and Reciprocal Easement Agreement in and upon all the terms, covenants, conditions, provisions, reservations, limitations, duties, obligations, liens, assessments and easements as more particularly and fully described and set forth in said agreement by and between Hahn-Puente Associates, a limited partnership in which Ernest W. Hahn, Inc., a California corporation, is the general partner; Broadway-Hale Store, Inc., a California corporation; Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney Properties, Inc., a Delaware corporation, dated December 22, 1972 and recorded December 22, 1972 as Instrument No. 712, as amended by that certain First Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Hahn-Puente Associates, a limited partnership in which Ernest W. Hahn, Inc., a California corporation, is the general partner; Broadway-Hale Store, Inc., a California corporation; Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney Properties, Inc., a Delaware corporation, dated February 1, 1974 and recorded March 11, 1974 as Instrument No. 3991, as amended by that certain Second Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Hahn-Puente Associates, a Limited Partnership in which Ernest W. Hahn,

Inc., a California corporation, is the general partner; Carter Hawley Hale Stores, Inc., a California corporation (fka Broadway-Hale Stores, Inc.); Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney Properties, Inc., a Delaware corporation, dated September 20, 1984 and recorded October 1, 1984 as Instrument No. 84-1172544, and as further amended by that certain Third Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Krausz Puente LLC, a California limited liability company; The May Department Stores Company, a New York corporation; and Sears, Roebuck and Co., a New York corporation, dated December 1, 2001 and recorded January 8, 2002 as Instrument No. 02-0045017, all in the Recorder's Office of Los Angeles County, California.

PARCEL D Easements:

Non-exclusive easements, creating rights in real property as contained in that certain Declaration of Covenants, Conditions and Restrictions by Puente Hills Mall, LLC, a Delaware limited liability company, dated March 24, 2003 and recorded March 26, 2003 as Instrument No. 03-838916, in the Recorder's Office of Los Angeles County, California.

Assessor's Parcel Number: 8265-004-039 / 8265-004-040

                                                                       EXHIBIT C

                                 [Form of Note]
                                 PROMISSORY NOTE

$_______________                                              _________ __, 200_
                                                           [________][_________]

     FOR VALUE RECEIVED, [BORROWER], a __________________ ("Borrower"), hereby promises to pay to __________________ (the "Lender"), for account of its respective Applicable Lending Offices provided for by the Agreement referred to below, at the principal office of EUROHYPO AG, NEW YORK BRANCH, at 1114 Avenue of the Americas, 29th Floor, New York, New York 10036, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to Borrower under the Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Agreement.

     The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Loan made by the Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Agreement or hereunder in respect of the Loans made by the Lender.

     This Note is one of the Notes referred to in the Loan Agreement dated as of _________ __, 200_ (as modified, supplemented, extended and in effect from time to time, the "Agreement") between Borrower, the lenders party thereto (including the Lender) and [___________], as Administrative Agent, and evidences Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Agreement.

     The Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

     Except as permitted by Sections 12.9 and 12.24 of the Agreement, this Note may not be assigned by the Lender to any other Person.

     This Note shall be governed by, and construed in accordance with, the law of the State of New York without regard to conflicts of laws principles other than Section 5-1401 of the General Obligations Law of the State of New York.

     [As long as a Hedge Agreement with a Eurohypo Counterparty is in effect, the interest payable under this Note shall be increased or decreased from time to time in accordance with such Hedge Agreement. Therefore, this Note also evidences such amounts as may become due and payable by Borrower under the Hedge Agreement with the Eurohypo Counterparty, including, without limitation, any amount payable upon or in connection with termination of such Hedge Agreement, all of which sums shall be deemed to constitute "Additional Interest" evidenced hereby and payable pursuant to this Note and in accordance with the terms and provisions of the Hedge Agreement with a Eurohypo Counterparty.](1)



                                   [BORROWER]
                                   By_________________________
                                      Name:
                                      Title:


--------
(1) Delete if inapplicable.

                                SCHEDULE OF LOANS

     This Note evidences Loans made, Continued or Converted under the within described Agreement to Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

                                                                              Amount
     Date            Prim-                                                     Paid,
     Made,           copal                                     Duration      Prepaid,        Unpaid
   Continued        Amount          Type                          of         Continued        Prim-
      or              of             of         Interest       Interest         or            copal        Notation
   Converted         Loan           Loan          Rate          Period       Converted       Amount        Made by



                                                                       EXHIBIT D

                       [Form of Assignment and Acceptance]
                            ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Loan Agreement dated as of _________ __, 200_ (as amended and in effect on the date hereof, the "Agreement"), between [BORROWER], the Lenders named therein and [___________], as Administrative Agent for the Lenders among Administrative Agent and each Lender. Terms defined in the Agreement are used herein with the same meanings.

     The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Agreement, including, without limitation, the interests set forth below in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, together with (a) interest on the assigned Loans from and after the Assignment Date [and] (b) the amount, if any, set forth below of the fees accrued to the Assignment Date for account of the Assignor. The Assignee hereby acknowledges receipt of a copy of the Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

     This Assignment and Acceptance is being delivered to Administrative Agent together with, if the Assignee is not already a Lender under the Agreement, an administrative questionnaire in the form supplied by Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to Administrative Agent pursuant to Section 12.24(2)(e) of the Agreement.

     This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

     The Assignor represents and warrants to the Assignee that the Assignor is the legal and beneficial owner of the Assigned Interest and has not created any adverse interest therein. The Assignor and the Assignee represent and warrant to each other that they are, respectively, authorized to execute and deliver this Assignment and Acceptance.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment

("Assignment Date")(2) :

                                          Percentage Assigned of
                                          Facility/Commitment (set forth, to at
                                          least 4 decimals, as a percentage of
                       Principal Amount   the Facility and the aggregate
                       Assigned           Commitments of all Lenders thereunder


Current Outstanding
Loans Assigned:        $                                %](3)
Future Funding
Commitment: $                                           %
[Fees Assigned (if any):]

The terms set forth above and below are hereby agreed to:

                                     [NAME OF ASSIGNOR]     , as Assignor

                                     By:_________________________
                                        Name:
                                        Title:

                                     [NAME OF ASSIGNEE]     , as Assignee

                                     By:_________________________
                                        Name:
                                        Title:


-----------
(2) Must be at least five Business Days after execution hereof by all required parties.

(3) Delete if no future advances are involved.

The undersigned hereby consent to the within assignment:(4)

[                          ],
 as Administrative Agent

By:_________________________
   Name:
   Title:



--------------------
(4) Consent to be included to the extent required by Section 12.24(2) of the Agreement.

                                                                       EXHIBIT E

                   FORM OF NOTICES OF CONVERSION/CONTINUATION

                    NOTICES FOR CONVERSION AND CONTINUATIONS

                              _______________, 200_



Eurohypo AG, New York Branch, as Administrative Agent
1114 Avenue of the Americas, 29th Floor
New York, New York 10036
Attn: ___________________________________

Re: Loan Agreement dated as of _______________, 200_ (as the same may be amended, modified or supplemented from time to time, the "Agreement") by and among PUENTE HILLS MALL, LLC, a Delaware limited liability company (the "Borrower"), the lenders from time to time party to the Agreement (the "Lenders"), and EUROHYPO AG, NEW YORK BRANCH, as Administrative Agent on behalf of the Lenders (the "Administrative Agent")

Ladies and Gentlemen:

Reference is made to the Agreement. Capitalized terms used in this Notice of Conversion/Continuation without definition have the meanings specified in the Agreement.

Pursuant to Section 2.8(5) of the Agreement, Borrower hereby elects to convert or continue the loans described in attached Schedule 1 (the "Loans"). In connection therewith, Borrower and the undersigned authorized officer of Borrower hereby certify that:

     (1) Representations and Warranties. All representations and warranties of Borrower contained in the Loan Documents, including those contained in Article 7 of the Agreement, are true and correct as of the date hereof and shall be true and correct on the date of the continuation/conversion of the Loans, both before and after giving effect to such continuation/conversion; and

     (2) No Event of Default. No Event of Default exists as of the date hereof or will result from the continuation/conversion of the Loans.

                     PUENTE HILLS MALL, LLC,
                     a Delaware limited liability company

                     By:  PUENTE HILLS MALL REIT, LLC,
                          a Delaware limited liability company,
                          its sole member

                          By:  OG RETAIL HOLDING CO., LLC,
                               a Delaware limited liability company,
                               its managing member

                               By: GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its administering member

                                    By:  GLIMCHER PROPERTIES CORPORATION,
                                         a Delaware corporation,
                                         its sole general partner


                                         By:
                                         Name:  _____________________________
                                         Title  _____________________________

                                   Schedule 1
                                   ----------
                      to Notice of Conversion/Continuation

                        Loan to be Converted or Continued

A. All conversions and continuations must be of a Loan, or portion thereof, in a principal amount of $1,000,000 or a multiple of $100,000 in excess thereof.

B.   Conversions/continuations to a LIBOR-based Loan under paragraphs (2) and
     (3) below are not permitted if, after giving effect to thereto, (a) there would be more than three (3) different LIBOR-based Loans in effect, or (b) the aggregate outstanding principal amount of all LIBOR-based Loans would be reduced to be less than $1,000,000.

     (1)  Conversion of a LIBOR-based Loan into a Base Rate Loan.

          The following LIBOR-based Loan to a Base Rate Loan:

          Amount:                                        $______________________
          Requested Conversion Date:                     _______________________
          (must be a Business Day at least three (3)
          Business Days after date of notice)
          Last day of current Interest Period:           _______________________

     (2)  Conversion of a Base Rate Loan into a LIBOR-based Loan.

          The following Base Rate Loan to a LIBOR-based Loan:

          Amount:                                        $______________________
          Requested Conversion Date:                     _______________________
          (must be a Business Day at least three (3)
          Business Days after date of notice)
          Requested Interest Period:                     _______________________
          (1, 2, 3, 6 or (to the extent twelve
          month LIBOR contracts are available from, and can be reasonably provided by, all Lenders) 12 months)


                                 E-Schedule 1-1

     (3)  Continuation of a LIBOR-based Loan into a Subsequent Interest Period.

          The following LIBOR-based Loan into a subsequent Interest Period:

          Amount:                                        $______________________
          Last day of current Interest Period:           _______________________
          (must be a Business Day at least three (3)
          Business Days after date of notice)
          Requested Interest Period:                     _______________________
          (1, 2, 3, 6 or (to the extent twelve month
          LIBOR contracts are available from, and
          can be reasonably provided by, all Lenders)
          12 months)



                                 E-Schedule 1-2

                                                                       EXHIBIT F

                         FORM OF HEDGE PLEDGE AGREEMENT

                                 [See Attached]

                                                                       EXHIBIT G

                             SAMPLE DSCR CALCULATION

                                 [See Attached]

                                                                       EXHIBIT H

                       FORM OF RECYCLED ENTITY CERTIFICATE

                        CERTIFICATE OF EXECUTIVE OFFICER


     The undersigned, in his capacity as the _____________ of Glimcher Properties Corporation, a Delaware corporation, as the sole general partner of Glimcher Properties Limited Partnership, a Delaware limited partnership, as the administering member of OG Retail Holding Co., LLC, a Delaware limited liability company, as the managing member of Puente Hills Mall REIT, LLC, a Delaware limited liability company, as the sole member of Puente Hills Mall, LLC, a Delaware limited liability company (the "Borrower"), hereby certifies to EUROHYPO AG, NEW YORK BRANCH, as administrative agent for the Lenders (together with its successors and assigns "Administrative Agent") and to the Lenders that from the date of its formation on December 2, 2005, to the date of this certificate (this "Certificate"), Borrower:

     1. is and always has been duly formed, validly existing, and in good standing in the state of its formation, in the State where the Project is located and in all other jurisdictions where it is qualified to do business;

     2. has no judgments or liens of any nature against it except for tax liens not yet due;

     3. to its best knowledge, is in compliance with all laws, regulations, and orders applicable to it and has received all permits necessary for it to operate;

     4. is not aware of any pending or threatened litigation, except as otherwise set forth on Schedule 7.3 to the Loan Agreement;

     5. is not involved in any dispute with any taxing authority;

     6. has paid all taxes which it owes;

     7. has never owned any property other than the Project that is the subject of the current transaction evidenced by that certain Loan Agreement dated as of the date hereof by and between Borrower, Administrative Agent and Lenders from time to time a party thereto (the "Loan Agreement") and personal property necessary or incidental to its ownership or operation of the Project and has never engaged in any business other than the ownership and operation of the Project;

     8. is not now party to any lawsuit, arbitration, summons, or legal proceeding, except the matters disclosed on Schedule 7.3 to the Loan Agreement;

     9. has provided Administrative Agent with complete financial statements that reflect a fair and accurate view of the Borrower's financial condition;

     10. has received a phase 1 (and if recommended therein, a phase 2) environmental site assessment for the Project, which did not disclose any environmental noncompliance with respect to the Property or disclose any fact or condition that would constitute or cause a breach under any environmental representation, warranty, covenant or other provision contained in the Loan Agreement or any of the other Loan Documents; and

     11. has no material contingent or actual obligations not related to the Project. Without limiting the foregoing, upon closing of the Loan, the Prior Loan will be fully satisfied with the proceeds of the Loans and Borrower shall have no continuing liability, actual or contingent with respect thereto.

     Capitalized terms used in this Certificate but not otherwise defined shall have the respective meanings assigned to them in the Loan Agreement.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of June, 2008.


                                        _________________________________
                                        Print Name: _____________________
                                            In the capacity stated above

                                                                       EXHIBIT I

                          LIST OF PRIOR LOAN DOCUMENTS

1.   Loan Agreement dated May 9, 2003.

2.   Loan Assumption Agreement dated December 29, 2005.

3.   First Amendment to Loan Agreement dated May 24, 2006.

4.   Note dated May 9, 2003.

5.   Allonge to Note dated December 29, 2005.

6.   Deposit Account Agreement dated May 9, 2003.

7.   First Amendment to Deposit Account Agreement dated December 29, 2005.

8.   Deposit Account Control Agreement dated December 29, 2005.

9.   Deed of Trust dated May 9, 2003.

10.  Assignment of Deed of Trust dated June 9, 2003.

11.  Assignment of Agreements dated May 9, 2003.

12. Consent and Subordination to Property Management Agreement dated December 29, 2005.

13.  Guaranty of Recourse Obligations dated December 29, 2005.

                                                                       EXHIBIT J

                 LIST OF APPROVED LEASES AS OF THE CLOSING DATE

                                 [See Attached]

                                                                       EXHIBIT K

                        FORM OF CONFIDENTIALITY AGREEMENT



                                     [Date]

[_______________]
[_______________]
[_______________]
[_______________]
[_______________]



Ladies and Gentlemen:

     The ability of Eurohypo AG, New York Branch ("Eurohypo") and/or its affiliates to provide you with certain non-public information (whether in written, oral, electronic or other form, all such information being hereinafter referred to as the "Confidential Information") concerning loan in the amount of up to $90 million, to be secured by a first mortgage on a regional shopping center located in Puente Hills, California and commonly known as "Puente Hills Mall" (the "Transaction") for Puente Hills Mall, LLC, a Delaware limited liability company, and its affiliates, Glimcher Realty Trust, a Maryland real estate investment trust, and OMERS Realty Corporation, a Canadian corporation (collectively, the "Company") under discussion is contingent on your agreeing to keep the Confidential Information confidential.

     By signing in the space provided below, you agree to keep the Confidential Information confidential from everyone other than your directors, officers, employees and agents (collectively, your "Representatives") who are or are expected to become engaged in evaluating, approving, structuring or administering the Transaction. You may, however, disclose the Confidential Information (a) upon the request or demand, of any regulatory agency or authority having jurisdiction over you, (b) to the extent the Confidential Information is public or has become public other than through disclosure by you or your Representatives and (c) to your legal counsel and independent auditors as required in connection with the operation of your business. In the event that you are requested or required by any court or administrative agency or pursuant to any subpoena, interrogatory or similar process to disclose any of the Confidential Information, you shall, unless specifically prohibited by law, provide Eurohypo and the Company with immediate written notice thereof so that an appropriate protective order may be sought or compliance herewith waived. Notwithstanding the foregoing, you may disclose to any and all persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case within the meaning of Treasury Regulation Section 1.6011-4) of the Transaction and all materials of any kind (including opinions or other tax analyses) that are or have been provided to you relating to the tax treatment or tax structure; provided, however, that with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the transactions contemplated hereby as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to such tax treatment or tax structure.

     You hereby acknowledge that the Confidential Information is proprietary and valuable and you agree not to use the Confidential Information for any purpose whatsoever except for evaluating the Transaction. You agree that all of your non-employee Representatives having access to the Confidential Information shall have executed with you an agreement substantially similar to this confidentiality agreement ("Confidentiality Agreement") and you agree to enforce such agreement(s). You agree to protect the Confidential Information with at least the same standard of care and procedures that you use to protect your own trade secrets and confidential proprietary information, but in no event may such standard of care be less than that of professional reasonable care. Upon prior written request of Eurohypo, you will provide a list of persons who have or had or will have access to the Confidential Information. You agree to maintain a permanent record of all confidentiality agreements executed pursuant to this Confidentiality Agreement. You shall be responsible for any breach of this Confidentiality Agreement by any of your Representatives and you shall indemnify Eurohypo and the Company and their respective affiliates for any loss, liability, cost or expense, including attorneys' fees, incurred by Eurohypo or any of their respective affiliates in connection therewith except to the extent that a claim arises from Eurohypo's or the Company's or their respective affiliates' gross negligence or willful misconduct.

     You understand and agree that the Confidential Information furnished to you has been prepared by [________________________] and contains certain projections concerning the Company. None of Eurohypo or the company or their respective affiliates make any representations or warranties with respect to the accuracy or completeness of the Confidential Information. Nothing contained therein is, or can be relied on as, a promise or representation as to the future, although the Company believes that such projections are realistic.

     In the event that you determine not to proceed with the Transaction, you agree promptly to advise Eurohypo of your decision and promptly, upon Eurohypo's or the Company's written request, to return all the Confidential Information to Eurohypo or the Company or to destroy it and certify its destruction to Eurohypo and the Company.

     You acknowledge that should Eurohypo or the Company allege that you or any of your Representatives have breached this Confidentiality Agreement, Eurohypo or the Company, as applicable, is entitled to seek a temporary restraining order, preliminary injunction or other legal redress for your actions, or those of your Representatives, in the U.S. Federal District Court for the Southern District of New York or the courts of the State of New York located in New York County (and appellate courts from any thereof) and you hereby consent to the jurisdiction of such courts should Eurohypo or the Company seek such a remedy or in connection with any dispute relating to this Confidentiality Agreement. EUROHYPO, THE COMPANY AND YOU HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CONFIDENTIALITY AGREEMENT.

     Notwithstanding anything to the contrary herein, your obligation to keep the Confidential Information confidential as set forth herein shall automatically terminate on the earlier of (a) five (5) years from the date of this Confidentiality Agreement or (b) upon written notification from the Company and Eurohypo.

     The validity, construction and performance of this Confidentiality Agreement shall be governed by the internal laws of the State of New York, without regard to provisions regarding conflicts of law.

     No waiver, amendment or modification of any provisions of this Confidentiality Agreement shall be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No failure or delay by either party in exercising any right, power or remedy under this Confidentiality Agreement, except as specifically provided in this Confidentiality Agreement, shall operate as a waiver of any such right, power or remedy. The parties to this Confidentiality Agreement intend that the Company shall be a beneficiary of this Confidentiality Agreement entitled to enforce its provisions to the same extent as if it were a signatory hereto.

     Please indicate your agreement by signing below and returning this Confidentiality Agreement to Eurohypo Bank AG, New York Branch.


Very truly yours,

Eurohypo Bank AG, New York Branch



By:_______________________          By:_______________________
   Name:                               Name:
   Title:                              Title:



ACCEPTED AND AGREED TO
AS OF THE DATE HEREOF:

[Insert Name of Recipient of Information]



By:____________________
   Name:
   Title:

                                                                       EXHIBIT L

                 FORM OF REPLACEMENT CLEARING ACCOUNT AGREEMENT

                                 [See Attached]

                                                                      SCHEDULE 1

                                   COMMITMENTS

            LENDER                                      COMMITMENT
Eurohypo AG, New York                                 $90,000,000.00



                                 Schedule 1 - 1

                                                                    SCHEDULE 2.1

                               ADVANCE CONDITIONS

     The initial advance of the Loans shall be subject to the terms of the Commitment Letter, and Administrative Agent's and each Lender's receipt, review, approval and/or confirmation of the following, at Borrower's cost and expense, each in form and content satisfactory to Administrative Agent and each Lender in their sole and absolute discretion:

     1. The Loan Documents, executed by Borrower and, as applicable, each Borrower Party.

     2. Payment to Administrative Agent of the fees as set forth in the Fee Letter.

     3. An ALTA (or equivalent) mortgagee policy of title insurance in the maximum amount of the Loans, with reinsurance and endorsements as Administrative Agent may require, in the form of the marked-up commitment or pro forma policy and endorsements thereto approved by Lender on or before the Closing Date.

     4. All documents evidencing the formation, organization, valid existence, good standing, and due authorization of and for Borrower and each Borrower Party for the execution, delivery, and performance of the Loan Documents by Borrower and each Borrower Party.

     5. Legal opinions issued by counsel for Borrower and each Borrower Party, opining as to the due organization, valid existence and good standing of Borrower and each Borrower Party, and the due authorization, execution, delivery, enforceability and validity of the Loan Documents with respect to, Borrower and each Borrower Party; that the Loans, as reflected in the Loan Documents and the Commitment Letter, are not usurious; that the Loan Documents do not create or constitute a partnership, a joint venture or a trust or fiduciary relationship between Borrower and Administrative Agent or any Lender; and as to such other matters as Administrative Agent and Administrative Agent's counsel reasonably may specify.

     6. Current Uniform Commercial Code searches, and litigation, bankruptcy and judgment reports as requested by Administrative Agent, with respect to Borrower, Borrower's partners and members, and principals, and the immediately preceding owner of the Project.

     7. Evidence of insurance as required by this Agreement, and conforming in all respects to the requirements of Administrative Agent.

     8. A current "as-built" survey of the Project, dated or updated to a date not earlier than thirty (30) days prior to the date hereof, certified to Administrative Agent (on behalf of the Lenders) and the issuer of the title insurance, prepared by a licensed surveyor acceptable to Administrative Agent and the issuer of the title insurance, and otherwise in form and substance acceptable to the Administrative Agent.

     9. A current engineering report with respect to the Project acceptable to the Administrative Agent.


                                Schedule 2.1 - 1

     10. A current Site Assessment.

     11. All appraisals, environmental reports, building condition reports and Site Assessments delivered to Administrative Agent prior to the execution of this Agreement shall be certified to Administrative Agent (on behalf of the Lenders and their successors and assigns) without modification or change thereto in the form reasonably requested by Administrative Agent which may include certification to additional participants, co-lenders and/or investors.

     12. A current rent roll of the Project, certified by Borrower or the current owner of the Project. Such rent roll shall include the following information: (a) tenant names; (b) unit/suite numbers; (c) area of each demised Project and total area of the Project (stated in net rentable square feet); (d) rental rate (including escalations) (stated in gross amount and in amount per net rentable square foot per year); (e) lease term (commencement, expiration and renewal options); and (f) expense pass-through. In addition, Borrower shall provide Administrative Agent with a copy of the standard lease form to be used by Borrower in leasing space in the Project, and, at Administrative Agent's request, true and correct copies of all leases of the Project.

     13. A copy of the management agreement for the Project, certified by Borrower as being true, correct and complete.

     14. Borrower's deposit into the applicable Reserve Accounts of any amounts required to be deposited on the Closing Date under Article 4.

     15. Evidence that (a) the Project and the operation thereof comply with all legal requirements, including that all requisite certificates of occupancy, building permits, and other licenses, certificates, approvals or consents required by any Governmental Authority have been issued without variance or condition, (b) following any casualty, the improvements which form a part of the Project may be reconstructed and the current use thereof restored, and (c) that there is no litigation, action, citation, injunctive proceedings, or like matter pending or threatened with respect to the validity of such matters. At Administrative Agent's request, Borrower shall furnish Administrative Agent with a zoning endorsement to Administrative Agent's title insurance policy, a zoning report for the Project and, if requested by Administrative Agent, utility letters from applicable service providers.

     16. No material change shall have occurred in the financial markets or in the financial condition of Borrower or any Borrower Party or in the Net Operating Income of the Project, or in the financial condition of any anchor store owner or tenant under any Major Lease, which would have a Material Adverse Effect or that would, in Administrative Agent's reasonable judgment, adversely impact the successful syndication of the Loans. Further, there shall not exist any material default by Borrower or any principal in Borrower (or any entity owned or controlled by any of them) under any loan, financing or similar arrangement with any lender.

     17. No condemnation or adverse zoning or usage change proceeding shall have occurred or shall have been threatened in writing against the Project; the Project shall not have suffered any significant damage by fire or other casualty which has not been repaired; no structural change to the Project shall have occurred or to any of the Improvements thereon; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or


                                Schedule 2.1 - 2
similar proceeding or matter shall have been enacted, adopted, or threatened by any third party or Governmental Authority, which would have, in Administrative Agent's or any Lender's judgment, a Material Adverse Effect on Borrower, any Borrower Party or the Project.

     18. The Debt Service Coverage Ratio shall not be less than 1.50:1.00, and the Loan to Value Ratio shall not exceed fifty-five percent (55%), based on an Appraisal obtained by Administrative Agent not more than ninety (90) days prior to the Closing Date.

     19. Borrower's cash investment in the Project is at least $79,000,000.

     20. All fees and commissions payable to real estate brokers, mortgage brokers, or any other brokers or agents in connection with the Loans or the acquisition of the Project have been paid, such evidence to be accompanied by any waivers or indemnifications deemed necessary by Administrative Agent.

     21. The Sources and Uses Budget showing total costs relating to closing of the proposed transaction, all uses of the initial advance, and amounts allocated for future advances (if any).

     22. Payment of Administrative Agent's costs and expenses in underwriting, documenting, and closing the transaction and any Syndication or Bifurcation, including, without limitation, preparation of the Loan Documents and due diligence (including, without limitation, fees and expenses of Administrative Agent's appraisers, inspecting engineers, environmental and other consultants, surveyors and outside counsel).

     23. Estoppel certificates from (a) tenants occupying at least 65% of the rented space in the Project and (b) all anchor tenants and tenants under Major Leases, excluding Linens `N Things and CompUSA.

     24. Unless waived by Administrative Agent, subordination, non-disturbance and attornment agreements from (a) all tenants under any lease that demises 5,000 rentable square feet or more in the Project and which lease is not self-subordinating pursuant to the terms thereof without further action, and (b) all anchor tenants.

     25. Service contracts, warranties, licenses and permits, applicable to the operation or use of the Project.

     26. An Appraisal of the Project, which, among other things, verifies that the value of the Project is not less than $170,000,000.

     27. Evidence that the Project is at least 90% occupied by tenants that are not in material default.

     28. Such other documents or items as Administrative Agent or its counsel reasonably may require.

     29. The representations and warranties contained in this Loan Agreement and in all other Loan Documents are true and correct.


                                Schedule 2.1 - 3

     30. The title policy, survey, insurance policies, appraisal, environmental report, engineering report and other third party reports shall run in favor of "Eurohypo AG, New York Branch or its designee, as Administrative Agent on behalf of the lenders in its lending syndicate from time to time, and the successors and assigns of each of the foregoing, all of whom may rely thereon".

     31. No Potential Default or Event of Default shall have occurred or exist.

     32. 2008 operating budgets and other cash flow projections for the Project as approved by Administrative Agent and such other third-party due diligence providers as applicable.

     33. Balance sheet for Borrower dated as of March 31, 2008.

     34. Satisfactory financial review and background checks (including such background checks as deemed necessary by Administrative Agent to comply with the Patriot Act) of Borrower and Sponsor.

     35. Payment of any due and payable real estate taxes and assessments remaining unpaid as of the Closing Date.

     36. Such other conditions as may reasonably be required by Administrative Agent.



                                Schedule 2.1 - 4

                                                                 SCHEDULE 2.4(1)

                                WIRE INSTRUCTIONS

                                Bank of New York
                                ABA# 021-000-018
                                 A/C# 8900513497
                            A/C Name: Eurohypo AG, NY
                       Re: Glimcher/Puente Hills Mall, LLC
                          Attention: Valerie Rodriguez
                                  212-479-5736




                               Schedule 2.4(1) - 1

                                                                                         SCHEDULE 4.6

                                           REQUIRED REPAIRS


-----------------------------------------------------------------------------------------------------
     Required Repair      Description                            Allocated Portion  Required
                                                                 of Required        Completion
                                                                 Repair Fund        Schedule
-----------------------------------------------------------------------------------------------------
     Parking Paving       Overlay deteriorated pavement south         $130,948       Within 1 year
     Sidewalks            mall parking area                                            after the
                                                                                      Closing Date
-----------------------------------------------------------------------------------------------------
     HVAC                 Replace roof top units.                     $96,250        Within 1 year
                                                                                       after the
                                                                                      Closing Date
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                           Total:     $227,198
-----------------------------------------------------------------------------------------------------



                                           Schedule 4.6 - 1

                                                                    SCHEDULE 6.1

             EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES ON LEASES


[Borrower to provide for Eurohypo review]





                                Schedule 6.1 - 1

                                                                    SCHEDULE 6.2

                               LEASING GUIDELINES


1. All leases, lease extensions, amendments or other modifications shall contain commercially reasonable terms and conditions that are consistent with leases for a Similar Retail Asset.

2. All rents paid by tenants, including all Rents payable during any extension term, shall be consistent with the then-market rental rate for a Similar Retail Asset.

3. All landlord concessions shall be consistent with the then-market landlord concessions for a Similar Retail Asset.

4. Each lease (as extended, amended or otherwise modified, if applicable) shall have a term that is consistent with the then-market term for the type of business to be conducted in the premises demised by such Lease for a Similar Retail Asset.

5. No lease (as extended, amended or otherwise modified, if applicable) shall contain any right for such tenant to offset any sum against rent unless such offset is as a result of the failure of the Borrower to (a) pay such tenant the tenant improvement allowance, (b) perform tenant improvement obligations expressly contained in such lease, or (c) perform any material repair or maintenance obligations expressly contained in such lease.

6. The tenant under each lease is credit worthy, as determined by the Borrower in its commercially reasonable judgment.

7. All payment of rent from each tenant under any lease shall be made in Dollars.

For the purposes of this Leasing Guideline Schedule, the term "Similar Retail Asset" shall mean a similar retail asset of the same retail caliber and quality as the Project in a location having similar market demographics as the Project.


                                Schedule 6.2 - 1

                                                                    SCHEDULE 7.3

                                   LITIGATION


--------------------------------------------------------------------------------
  TENANT/ PLAINTIFF      TYPE OF LITIGATION          CASE NO. AND FILE DATE
--------------------------------------------------------------------------------
     Raul Medina             Collection         Los Angeles, CA Superior Court
                                                Case No. KC051489
                                                Filed 9/28/07
--------------------------------------------------------------------------------
 L.A. Italian Kitchen          Civil            Los Angeles, CA Superior
                                                Court Case No. BE387571
                                                Filed 3/19/08

--------------------------------------------------------------------------------
   Linens `N Things          Bankruptcy         U.S. Bankruptcy Court
                                                District of Delaware
                                                Case No. 08-10832
                                                Filed 5/2/08
--------------------------------------------------------------------------------




                                Schedule 7.3 - 1

                                                                   SCHEDULE 7.28

                              ORGANIZATIONAL CHART

                                 [See Attached]





                                Schedule 7.28 - 1

                                                                   SCHEDULE 7.30

                             TENANT IMPROVEMENT WORK


--------------------------------------------------------------------------------
           TENANT               OUTSTANDING WORK           BUDGETED AMOUNT
--------------------------------------------------------------------------------
      Steve and Barrys             Escalators                $512,350.00
--------------------------------------------------------------------------------




                                Schedule 7.30 - 1

                                                                   SCHEDULE 7.31

                          TENANT IMPROVEMENT ALLOWANCES

-------------------------------------------------------------------------------------------------
          TENANT              TOTAL ALLOWANCE     AMOUNT PAID TO DATE    ALLOWANCE OUTSTANDING
-------------------------------------------------------------------------------------------------
     Steve and Barrys           $908,495.00           $454,247.50             $454,247.50
-------------------------------------------------------------------------------------------------
      Max's of Manila           $50,000.00                $0                  $50,000.00
-------------------------------------------------------------------------------------------------
   Yogur Ville (fka Snow
         Mountain)              $45,000.00                $0                  $45,000.00
-------------------------------------------------------------------------------------------------
          Zumiez                $130,000.00               $0                  $130,000.00
-------------------------------------------------------------------------------------------------
         Deb Shops              $120,000.00               $0                  $120,000.00
-------------------------------------------------------------------------------------------------



                                Schedule 7.31 - 1

                                                                  SCHEDULE 12.28

                        PERMITTED FINANCING TRANSACTIONS

One or more loan transactions entered into by Affiliates of Borrower or Sponsor (but not by Borrower itself) secured by certain properties commonly known as (a) Morgantown Mall located in Morgantown, WV, (b) Grand Central Mall located in Parkersburg, WV, and/or (c) Northtown Mall located in Blaine, MN, in an aggregate amount not to exceed $120,000,000.




                               Schedule 12.28 - 1

                              LIST OF DEFINED TERMS

                                                                       Page No.


Access Laws...............................................................1, 89
Act...........................................................................1
Additional Cash Collateral Account............................................1
Additional Costs..........................................................1, 42
Additional Interest...........................................................1
Adjusted LIBOR Rate...........................................................1
Advance Date..............................................................2, 40
Advanced Amount...............................................................2
Affiliate.....................................................................2
Agency Fee....................................................................2
Agreement..................................................................2, 1
Anti-Terrorism Order..........................................................2
Applicable Lending Office.....................................................3
Applicable Margin.............................................................3
Appraisal.....................................................................3
Approved Fund.................................................................3
Approved Lease(s).............................................................3
Assigned Interest.............................................................1
Assignment and Acceptance.....................................................3
Assignment of Rents and Leases................................................3
Award.........................................................................3
Bankruptcy Code...............................................................4
Bankruptcy Party..........................................................4, 94
Base Rate.....................................................................4
Base Rate Loans...............................................................4
Basle Accord..................................................................4
Bifurcation...................................................................4
Borrower......................................................................1
Borrower Party................................................................4
Borrower's Operating Account..................................................4
Business Day..................................................................4
Cash Management Account.......................................................5
Cash Management Agreement.....................................................5
Casualty......................................................................5
Casualty Consultant...........................................................5
Casualty Retainage............................................................5
Casualty/Taking Account.......................................................5
Change of Control.............................................................5
Clearing Account..............................................................6
Clearing Account Agreement....................................................6
Clearing Bank.................................................................6
Closing Date..................................................................6


                                Defined Terms - 1

Collateral Letter of Credit...................................................6
Commitment....................................................................7
Commitment Letter.............................................................7
Condemnation..................................................................7
Condemnation Proceeds.........................................................7
Continue......................................................................7
Convert.......................................................................7
Debt..........................................................................7
Debt Service..................................................................8
Debt Service Account..........................................................8
Debt Service Coverage Ratio...................................................8
Default Rate..................................................................8
Defaulting Lender.............................................................9
Depository Bank...............................................................9
Dollars.......................................................................9
Election......................................................................9
Eligible Assignee.............................................................9
Environmental Claim.......................................................9, 66
Environmental Indemnity.......................................................9
Environmental Laws.......................................................10, 67
Environmental Liens......................................................10, 67
Environmental Loss.......................................................10, 67
Eurohypo.....................................................................10
Eurohypo Counterparty........................................................10
Event of Default.............................................................10
Executive Order..............................................................20
Federal Funds Rate...........................................................10
Fee Letter...................................................................10
First Extension Notice...................................................10, 33
First Extension Period...................................................10, 33
Flood Insurance Acts.........................................................11
Flood Insurance Policies"....................................................11
Form W 8ECI..................................................................11
Form W-8BEN..................................................................46
Form W-8ECI..................................................................46
Governmental Authority.......................................................11
Ground Lease.................................................................11
Ground Lease Property........................................................11
Ground Rent Reserve Account..................................................11
Ground Rent Reserve Fund.....................................................11
Guarantors...................................................................11
Guaranty.....................................................................11
Hazardous Materials......................................................11, 67
Hedge Agreement..............................................................12
Hedge Agreement Pledge.......................................................12
Improvements.................................................................12


                                Defined Terms - 2

Indebtedness.................................................................12
Independent Director.........................................................12
Insurance Premiums...........................................................13
Interest Period..............................................................13
Interest Rate Hedge Period...............................................14, 86
LIBOR Rate...................................................................14
LIBOR-based Loans............................................................14
Licenses.................................................................14, 76
Lien.........................................................................14
Loan Documents...............................................................15
Loan to Value Ratio..........................................................15
Loan Transactions............................................................15
Loans........................................................................15
Low DSCR Account.............................................................15
Low DSCR Cure Delivery.......................................................15
Low DSCR Cure Prepayment.....................................................15
Low DSCR Release Event.......................................................15
Low DSCR Reserve Fund........................................................16
Low DSCR Trigger Event.......................................................16
Low DSCR Trigger Period......................................................16
Major Lease..................................................................16
Majority Lenders.............................................................16
Management Agreement.........................................................16
Manager......................................................................16
Managing Member..............................................................16
Material Action..............................................................16
Material Adverse Effect......................................................17
Maturity Date................................................................17
Monthly Debt Service Payment Amount..........................................17
Moody's......................................................................18
Mortgage.....................................................................18
Net Operating Income.........................................................18
Net Proceeds.................................................................18
Net Proceeds Deficiency......................................................18
Notes........................................................................18
Operating Expenses...........................................................18
Operating Revenues...........................................................18
Participant..................................................................19
Payment Date.................................................................19
Payor....................................................................19, 40
Permitted Encumbrances.......................................................19
Person.......................................................................19
Policy.......................................................................19
Potential Default............................................................19
Prime Rate...................................................................19
Prior Loan...................................................................19


                                Defined Terms - 3

Prior Loan Documents.........................................................19
Prohibited Person............................................................20
Project......................................................................20
Proposed Lender..........................................................20, 47
Qualified Insurer............................................................20
Regulation D.................................................................20
Regulatory Change............................................................21
Related Entity...............................................................21
Requesting Lender........................................................21, 47
Required Payment.........................................................21, 40
Required Repair Reserve Fund.................................................21
Required Repairs.............................................................21
Reserve Account Collateral...................................................21
Reserve Funds................................................................21
Reserve Requirement..........................................................21
Restoration..................................................................22
S&P..........................................................................22
Second Extension Notice..................................................22, 34
Second Extension Period..................................................22, 34
Security Accounts............................................................22
Security Documents...........................................................22
Single Member Bankruptcy Remote LLC..........................................22
Single Purpose Entity........................................................24
Site Assessment..............................................................26
Sole Member..................................................................27
Sources and Uses Budget......................................................27
Special Advance Lender.......................................................27
Special Member...............................................................27
Sponsor......................................................................27
Stub Interest Period.....................................................27, 31
Subordination of Management Agreement........................................27
Syndication..................................................................27
Tax and Insurance Reserve Account............................................27
Tax and Insurance Reserve Fund...............................................27
Taxes....................................................................27, 82
Tenant Improvement Allowances................................................27
Tenant Improvement Work......................................................28
Terrorism Insurance..........................................................28
Terrorism Insurance Required Amount..........................................28
Third Party Counterparty.....................................................28
Third Party Hedge Agreement..................................................28
Third-Party Counterparty.....................................................85
Threshold Amount.............................................................28
Type.........................................................................28
U.S. Person..................................................................46
U.S. Taxes...................................................................46
Unpaid Amount................................................................28


                                Defined Terms - 4